 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 1996

                                                SECURITIES ACT FILE NO. 33-22462
                                        INVESTMENT COMPANY ACT FILE NO. 811-5576
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------
                                   FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                             PRE-EFFECTIVE AMENDMENT NO.                     [_]

                            POST-EFFECTIVE AMENDMENT NO. 10              [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                       [X]

                            AMENDMENT NO. 12                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                                ---------------
                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         800 SCUDDERS MILL ROAD                        08536
         PLAINSBORO, NEW JERSEY                      (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
                OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------

                                   COPIES TO:
        COUNSEL FOR THE COMPANY:                PHILIP L. KIRSTEIN, ESQ.
              BROWN & WOOD                        MERRILL LYNCH ASSET
         ONE WORLD TRADE CENTER                        MANAGEMENT
     NEW YORK, NEW YORK 10048-0557                   P.O. BOX 9011
 ATTENTION: THOMAS R. SMITH, JR., ESQ.         PRINCETON, N.J. 08543-9011

                                ---------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
     [X] immediately upon filing pursuant to paragraph (b)
     [_] on (date) pursuant to paragraph (b)

     [_] 60 days after filing pursuant to paragraph (a) (1)

     [_] on (date) pursuant to paragraph (a) (1)

     [_] 75 days after filing pursuant to paragraph (a) (2)

     [_] on (date) pursuant to paragraph (a) (2) of rule 485.

     If appropriate, check the following box:
     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                ---------------

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON DECEMBER 26, 1995.

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                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
                      REGISTRATION STATEMENT ON FORM N-1A
                             CROSS REFERENCE SHEET

 N-1A ITEM NO.                                          LOCATION
 -------------                                          --------
 PART A
 Item  1.   Cover Page..............   Cover Page
 Item  2.   Synopsis................   Fee Table
 Item  3.   Condensed Financial
            Information.............   Financial Highlights; Performance Data
 Item  4.   General Description of
            Registrant..............   Investment Objective and Policies;
                                       Additional Information
 Item  5.   Management of the Fund..   Fee Table; Management of the Fund; Inside
                                       Back Cover Page
 Item 5A.   Management's Discussion
            of Fund Performance.....   Not Applicable
 Item  6.   Capital Stock and Other
            Securities..............   Cover Page; Additional Information
 Item  7.   Purchase of Securities
            Being Offered...........   Cover Page; Fee Table; Merrill Lynch Select
                                       Pricing SM System; Purchase of Shares;
                                       Shareholder Services; Additional
                                       Information; Inside Back Cover Page
 Item  8.   Redemption or
            Repurchase..............   Fee Table; Merrill Lynch Select Pricing SM
                                       System; Shareholder Services; Purchase of
                                       Shares; Redemption of Shares
 Item  9.   Pending Legal
            Proceedings.............   Not Applicable
 PART B
 Item 10.   Cover Page..............   Cover Page
 Item 11.   Table of Contents.......   Back Cover Page
 Item 12.   General Information and
            History.................   Not Applicable
 Item 13.   Investment Objectives
            and Policies............   Investment Objective and Policies
 Item 14.   Management of the Fund..   Management of the Fund
 Item 15.   Control Persons and
            Principal Holders of
            Securities..............   Management of the Fund
 Item 16.   Investment Advisory and
            Other Services..........   Management of the Fund; Purchase of Shares;
                                       General Information
 Item 17.   Brokerage Allocation and
            Other Practices.........   Portfolio Transactions and Brokerage
 Item 18.    Capital Stock and Other
            Securities..............   General Information
 Item 19.   Purchase, Redemption and
            Pricing of Securities
            Being Offered...........   Purchase of Shares; Redemption of Shares;
                                       Determination of Net Asset Value;
                                       Shareholder Services; General Information
 Item 20.   Tax Status..............   Dividends and Distributions; Taxes
 Item 21.   Underwriters............   Purchase of Shares
 Item 22.             Calculation of
            Performance Data........   Performance Data
 Item 23.   Financial Statements....   Financial Statements
 PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

FEBRUARY 27, 1996

                  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

  Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is a non-diversified mutual fund seeking high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. There can be no assurance that the Fund's investment objective will be achieved. For more information on the Fund's investment objectives and policies, please see "Investment Objective and Policies" on page 10. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk. Investments on an international basis involve special considerations. See "Special Considerations".

                               ----------------

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing SM System" on page 3.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers which have entered into selected dealers agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100, and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                               ----------------

THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE COMMISSION OR  ANY STATE SECURITIES COMMISSION NOR  HAS THE SECURI-
  TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
   THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated February 27, 1996 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                               ----------------

                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER

              MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                         CLASS A(a)         CLASS B(b)         CLASS C  CLASS D
                         ----------  ------------------------  -------- -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    5.25%(c)           None              None    5.25%(c)
 Sales Charge Imposed
  on Dividend
  Reinvestments.........    None               None              None    None
 Deferred Sales Charge
  (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever
  is lower).............    None(d)    4.0% during the first    1% for   None(d)
                                               year,           one year
                                     decreasing 1.0% annually
                                            thereafter
                                     to 0.0% after the fourth
                                               year
 Exchange Fee...........    None               None              None    None
ANNUAL FUND OPERATING
 EXPENSES
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS):
 Investment Advisory
  Fees(e)...............    0.70%              0.70%             0.70%   0.70%
 12b-1 Fees(f):
   Account Maintenance
    Fees................    None               0.25%             0.25%   0.25%
   Distribution Fees....    None               0.75%             0.75%   None
                                      (Class B shares convert
                                         to Class D shares
                                        automatically after
                                        approximately eight
                                       years and cease being
                                      subject to distribution
                                               fees)
 Other Expenses:
   Custodial Fees.......    0.04%              0.04%             0.04%   0.04%
   Shareholder Servicing
    Costs(g)............    0.13%              0.16%             0.18%   0.14%
   Other................    0.03%              0.03%             0.03%   0.03%
                            ----               ----              ----    ----
   Total Other Expenses.    0.20%              0.23%             0.25%   0.21%
                            ----               ----              ----    ----
 Total Fund Operating       0.90%              1.93%             1.95%   1.16%
  Expenses..............    ====               ====              ====    ====

--------

(a) Class A shares are sold to a limited group of investors including existing Class A shareholders, certain retirement plans and certain investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 30.

(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 32.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"--page 30.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase.

(e) See "Management of the Fund--Management and Advisory Arrangements"--page
    26.

(f) See "Purchase of Shares--Distribution Plans"--page 35.

(g) See "Management of the Fund--Transfer Agency Services"--page 27.

EXAMPLE:

                             CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                             ---------------------------------------------------
                              1 YEAR       3 YEARS      5 YEARS       10 YEARS
                             ----------   ----------   -----------   -----------
An investor would pay the
following expenses on a
$1,000 investment including
the maximum $52.50 initial
sales charge (Class A and
Class D shares only) and
assuming (1) the Total Fund
Operating Expenses for each
class set forth above, (2)
a 5% annual return through-
out the periods and (3) re-
demption at the end of the
period:
   Class A.................      $61        $80           $100         $157
   Class B.................      $60        $81           $104         $206*
   Class C.................      $30        $61           $105         $227
   Class D.................      $64        $87           $113         $186
An investor would pay the
following expenses on the
same $1,000 investment as-
suming no redemption at the
end of the period:
   Class A.................      $61        $80           $100         $157
   Class B.................      $20        $61           $104         $206*
   Class C.................      $20        $61           $105         $227
   Class D.................      $64        $87           $113         $186

--------
* Assumes conversion to Class D shares approximately eight years after purchase.

The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission ("Commission") regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                    MERRILL LYNCH SELECT PRICING SM SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager") or an affiliate of MLAM, Fund Asset Management, L.P. ("FAM"). Funds advised by MLAM or FAM which utilize the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds".

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".


                                     ACCOUNT
                                   MAINTENANCE DISTRIBUTION
  CLASS     SALES CHARGE(/1/)          FEE         FEE           CONVERSION FEATURE
----------------------------------------------------------------------------------------
   A    Maximum 5.25% initial          No           No                   No
         sales charge(/2/)(/3/)
----------------------------------------------------------------------------------------
   B    CDSC for a period of          0.25%       0.75%     B shares convert to D shares
         four years at a rate of                             automatically after
         4.0% during the                                     approximately eight
         first year, decreasing                              years(/4/)
         1.0% annually to 0.0%
----------------------------------------------------------------------------------------
   C    1.0% CDSC for one year        0.25%       0.75%                  No
----------------------------------------------------------------------------------------
   D    Maximum 5.25% initial         0.25%         No                   No
         sales charge(/3/)

--------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.

                                        (footnotes continued on following page)

(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A Shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year. See "Class A" and "Class D" below.

(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

Class A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to Merrill Lynch & Co., Inc. ("ML&Co.") and its subsidiaries (the term "subsidiaries" when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML&Co.) and to their directors and employees and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 5.25%, which is reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases will be subject to a 1% CDSC if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares --
          Initial Sales Charge Alternatives -- Class A and Class D Shares".

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to the Class B shares, and a CDSC if they are redeemed within four years of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares will also convert automatically to Class D shares. The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans is modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives --
          Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares".

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchase will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares".

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System that the investor believes is most beneficial under his particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares --Limitations on the Payment of Deferred Sales Charges".

                             FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended October 31, 1995, are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the financial statements. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Fund at the telephone number or address on the front cover of this Prospectus.

                                               CLASS A
                   ----------------------------------------------------------------------
                                                                                 FOR THE
                                                                                  PERIOD
                                                                                 FEB. 3,
                               FOR THE YEAR ENDED OCTOBER 31,                    1989+ TO
                   ------------------------------------------------------------  OCT. 31,
                     1995++       1994       1993      1992     1991     1990      1989
                   ----------  ----------  --------  --------  -------  -------  --------
INCREASE (DE-
CREASE) IN NET
ASSET VALUE:
PER SHARE OPERAT-
ING
PERFORMANCE:
Net asset value,
beginning
of period........  $    13.07  $    13.52  $  11.92  $  12.16  $ 10.37  $ 10.79  $ 10.00
                   ----------  ----------  --------  --------  -------  -------  -------
 Investment
 income -- net...         .79         .60       .39       .36      .55      .60      .45
 Realized and
 unrealized gain
 (loss) on
 investments and
 foreign currency
 transactions --
  net............        1.04        (.31)     2.14       .89     2.24     (.16)     .48
                   ----------  ----------  --------  --------  -------  -------  -------
Total from
investment
operations.......        1.83         .29      2.53      1.25     2.79      .44      .93
                   ----------  ----------  --------  --------  -------  -------  -------
Less dividends
and
distributions:
 Investment
 income -- net...        (.39)       (.51)     (.81)     (.89)    (.45)    (.66)    (.14)
 Realized gain on
 investments --
  net............        (.30)       (.23)     (.12)     (.60)    (.55)    (.20)     --
                   ----------  ----------  --------  --------  -------  -------  -------
Total dividends
and
distributions....        (.69)       (.74)     (.93)    (1.49)   (1.00)    (.86)    (.14)
                   ----------  ----------  --------  --------  -------  -------  -------
Net asset value,
end of period....  $    14.21  $    13.07  $  13.52  $  11.92  $ 12.16  $ 10.37  $ 10.79
                   ==========  ==========  ========  ========  =======  =======  =======
TOTAL INVESTMENT
RETURN:**
Based on net
asset value per
share............      14.81%       2.14%    22.61%    11.78%   28.89%    3.91%    9.34%#
                   ==========  ==========  ========  ========  =======  =======  =======
RATIOS TO AVERAGE
NET ASSETS:
Expenses,
excluding account
maintenance and
distribution
fees.............        .90%        .89%      .93%     1.07%    1.29%    1.29%    1.37%*
                   ==========  ==========  ========  ========  =======  =======  =======
Expenses.........        .90%        .89%      .93%     1.07%    1.29%    1.29%    1.37%*
                   ==========  ==========  ========  ========  =======  =======  =======
Investment
income--net......       5.98%       4.60%     3.90%    10.82%    8.96%    4.37%    5.31%*
                   ==========  ==========  ========  ========  =======  =======  =======
SUPPLEMENTAL
DATA:
Net assets, end
of period
(in thousands)...  $1,487,805  $1,357,906  $917,806  $245,839  $72,702  $49,691  $47,172
                   ==========  ==========  ========  ========  =======  =======  =======
Portfolio
turnover.........      36.78%      57.04%    50.35%    59.56%   81.21%  129.51%   88.59%
                   ==========  ==========  ========  ========  =======  =======  =======
                                                 CLASS B                                            CLASS C            CLASS D
                   --------------------------------------------------------------------------- ------------------ ------------------
                                                                                     FOR THE             FOR THE             FOR THE
                                                                                      PERIOD   FOR THE    PERIOD  FOR THE    PERIOD
                                                                                     FEB. 3,     YEAR    OCT. 21,   YEAR    OCT. 21,
                                 FOR THE YEAR ENDED OCTOBER 31,                      1989+ TO   ENDED    1994+ TO  ENDED    1994+ TO
                   ----------------------------------------------------------------- OCT. 31,  OCT. 31,  OCT. 31, OCT. 31,  OCT. 31,
                     1995++       1994        1993       1992      1991      1990      1989     1995++     1994    1995++     1994
                   ----------- ----------- ----------- --------- --------- --------- --------- --------- -------- --------- --------
INCREASE (DE-
CREASE) IN NET
ASSET VALUE:
PER SHARE OPERAT-
ING
PERFORMANCE:
Net asset value,
beginning
of period........  $    12.91  $    13.38  $    11.83  $  12.10  $  10.33  $  10.73  $  10.00  $  12.91   $12.91  $  13.08   $13.07
                   ----------- ----------- ----------- --------- --------- --------- --------- --------- -------- --------- --------
 Investment
 income -- net...         .65         .46         .28       .22       .44       .49       .38       .64      .01       .77      .01
 Realized and
 unrealized gain
 (loss) on
 investments and
 foreign currency
 transactions --
  net............        1.01        (.31)       2.11       .91      2.22      (.16)      .47      1.02     (.01)     1.01      --
                   ----------- ----------- ----------- --------- --------- --------- --------- --------- -------- --------- --------
Total from
investment
operations.......        1.66         .15        2.39      1.13      2.66       .33       .85      1.66      --       1.78      .01
                   ----------- ----------- ----------- --------- --------- --------- --------- --------- -------- --------- --------
Less dividends
and
distributions:
 Investment
 income -- net...        (.26)       (.39)       (.72)     (.80)     (.34)     (.53)     (.12)     (.33)     --       (.37)     --
 Realized gain on
 investments --
  net............        (.30)       (.23)       (.12)     (.60)     (.55)     (.20)      --       (.30)     --       (.30)     --
                   ----------- ----------- ----------- --------- --------- --------- --------- --------- -------- --------- --------
Total dividends
and
distributions....        (.56)       (.62)       (.84)    (1.40)     (.89)     (.73)     (.12)     (.63)     --       (.67)     --
                   ----------- ----------- ----------- --------- --------- --------- --------- --------- -------- --------- --------
Net asset value,
end of period....  $    14.01  $    12.91  $    13.38  $  11.83  $  12.10  $  10.33  $  10.73  $  13.94   $12.91  $  14.19   $13.08
                   =========== =========== =========== ========= ========= ========= ========= ========= ======== ========= ========
TOTAL INVESTMENT
RETURN:**
Based on net
asset value per
share............      13.54%       1.13%      21.42%    10.64%    27.48%     2.93%     8.50%#   13.58%     .00%#   14.43%     .08%#
                   =========== =========== =========== ========= ========= ========= ========= ========= ======== ========= ========
RATIOS TO AVERAGE
NET ASSETS:
Expenses,
excluding account
maintenance and
distribution
fees.............        .93%        .91%        .95%     1.09%     1.31%     1.31%     1.40%*     .95%    1.44%*     .91%    1.44%*
                   =========== =========== =========== ========= ========= ========= ========= ========= ======== ========= ========
Expenses.........       1.93%       1.91%       1.95%     2.09%     2.31%     2.31%     2.40%*    1.95%    2.44%*    1.16%    1.69%*
                   =========== =========== =========== ========= ========= ========= ========= ========= ======== ========= ========
Investment
income--net......       4.96%       3.58%       2.87%    11.95%     7.98%     3.35%     4.29%*    4.80%    3.71%*    5.63%    4.46%*
                   =========== =========== =========== ========= ========= ========= ========= ========= ======== ========= ========
SUPPLEMENTAL
DATA:
Net assets, end
of period
(in thousands)...  $6,688,499  $6,457,130  $4,299,545  $958,949  $161,328  $115,682  $113,649  $102,361   $7,347  $256,525   $4,968
                   =========== =========== =========== ========= ========= ========= ========= ========= ======== ========= ========
Portfolio
turnover.........      36.78%      57.04%      50.35%    59.56%    81.21%   129.51%    88.59%    36.78%   57.04%    36.78%   57.04%
                   =========== =========== =========== ========= ========= ========= ========= ========= ======== ========= ========

----

 *Annualized.

**Total investment returns exclude the effects of sales loads.
 +Commencement of Operations.

++Based on average shares outstanding during the period.

#Aggregate total investment return.

                             SPECIAL CONSIDERATIONS

  As a global fund, the Fund may invest in U.S. and foreign securities. Investments in securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in those currencies and the Fund's yield on such assets. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

  With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a U.S. instrument, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. entities are subject. In addition, certain foreign investments may be subject to foreign withholding taxes. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their U.S. income taxes if more than 50% of the Fund's total assets at the close of any taxable year consists of stock or securities in foreign corporations. See "Additional Information -- Taxes". Foreign financial markets, while generally growing in volume, typically have substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays or other problems in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. For example, there may be no provisions under certain foreign laws comparable to insider trading and similar investor protection provisions of the securities laws that apply with respect to securities transactions consummated in the United States.

  The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because the expenses of the Fund, such as custodial costs, are higher.

  The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the securities markets, interest rates and exchange rates between currencies by the use of options, futures and options thereon. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities, interest rates or currencies which are the subject of the hedge. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time. See "Investment Objective and Policies -- Portfolio Strategies Involving Options and Futures".

  The Fund has established no rating criteria for the fixed income securities in which it may invest. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase securities that are in default.

  The net asset value of the Fund's shares, to the extent the Fund invests in fixed income securities, will be affected by changes in the general level of interest rates. When interest rates decline, the value of a portfolio of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio of fixed income securities can be expected to decline.

  As a non-diversified investment company, the Fund may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended. See "Additional Information--Taxes".

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund is a non-diversified, open-end management investment company. The Fund's investment objective is to seek a high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. This objective is a fundamental policy which the Fund may not change without a vote of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk, as described under "Portfolio Strategies Involving Options and Futures" below.

  The Fund will invest in a portfolio of U.S. and foreign equity, debt and money market securities. The composition of the portfolio among these securities and markets will be varied from time to time by the Manager, in response to changing market and economic trends. This fully managed investment approach provides the Fund with the opportunity to benefit from anticipated shifts in the relative performance of different types of securities and different capital markets. For example, at times the Fund may emphasize investments in equity securities in anticipation of significant advances in stock markets and at times may emphasize debt securities in anticipation of significant declines in interest rates. Similarly, the Fund may emphasize foreign markets in its security selection when such markets are expected to outperform, in U.S. dollar terms, the U.S. markets. The Fund will seek to identify longer-term structural or cyclical changes in the various economies and markets of the world which are expected to benefit certain capital markets and certain securities in those markets to a greater extent than other investment opportunities.

  In determining the allocation of assets among capital markets, the Manager will consider, among other factors, the relative valuation, condition and growth potential of the various economies, including current and anticipated changes in the rates of economic growth, rates of inflation, corporate profits, capital reinvestment, resources, self-sufficiency, balance of payments, governmental deficits or surpluses and other pertinent financial, social and political factors which may affect such markets. In allocating among equity, debt and money market securities within each market, the Manager also will consider the relative opportunity for capital appreciation of equity and debt securities, dividend yields, and the level of interest rates paid on debt securities of various maturities.

  In selecting securities denominated in foreign currencies, the Manager will consider, among other factors, the effect of movement in currency exchange rates on the U.S. dollar value of such securities. An increase in the value of a currency will increase the total return to the Fund of securities denominated in such currency. Conversely, a decline in the value of the currency will reduce the total return. The Manager may seek to hedge all or a portion of the Fund's foreign securities through the use of forward foreign currency contracts, currency options, futures contracts and options thereon. See "Portfolio Strategies Involving Options and Futures" below.

  While there are no prescribed limits on the geographical allocation of the Fund's assets, the Manager anticipates that it will invest primarily in the securities of corporate and governmental issuers domiciled or located in North and South America, Western Europe and the Far East. In addition, the Manager anticipates that a portion of the Fund's assets normally will be invested in the U.S. securities markets and the other major capital markets. Under normal conditions, the Fund's investments will be denominated in at least three currencies or multinational currency units. However, the Fund reserves the right to invest substantially all of its assets in U.S. markets or U.S. dollar-denominated obligations when the Manager believes market conditions warrant such investment.

  Similarly, there are no prescribed limits on the allocation of the Fund's assets among equity, debt and money market securities. Therefore, at any given time, the Fund's assets may be primarily invested in equity, debt or money market securities or in any combination thereof. However, the Manager anticipates that the Fund's portfolio generally will include both equity and debt securities.

EQUITY SECURITIES

  Within the portion of the Fund's portfolio allocated to equity securities, the Manager will seek to identify the securities of companies and industry sectors which are expected to provide high total return relative to alternative equity investments. The Fund generally will seek to invest in securities the Manager believes to be undervalued. Undervalued issues include securities selling at a discount from the price-to-book value ratios and price/earnings ratios computed with respect to the relevant stock market averages. The Fund may also consider as undervalued, securities selling at a discount from their historic price-to-book value or price/earnings ratios, even though these ratios may be above the ratios for the stock market averages. Securities offering dividend yields higher than the yields for the relevant stock market averages or higher than such securities' historic yield may also be considered to be undervalued. The Fund may also invest in the securities of small and emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Such companies are characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique attributes. The Manager will seek to identify small and emerging growth companies that possess superior management, marketing ability, research and product development skills and sound balance sheets. Investment in the securities of small and emerging growth companies involves greater risk than investment in larger, more established companies. Such risks include the fact that securities of small or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. Also, these companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

  There may be periods when market and economic conditions exist that favor certain types of tangible assets as compared to other types of investments. For example, the value of precious metals can be expected to benefit from such factors as rising inflationary pressures or other economic, political or financial uncertainty or instability. Real estate values, which are influenced by a variety of economic, financial and local factors, tend to be cyclical in nature. During periods when the Manager believes that conditions favor a particular real asset as compared to other investment opportunities, the Fund may emphasize investments related to that asset such as investments in precious metal-related securities or real estate-related securities as described below. The Fund may invest up to 25% of its total assets in any particular industry sector.

  Precious Metal-Related Securities. Precious metal-related securities are equity securities of companies that explore for, extract, process or deal in precious metals, i.e., gold, silver and platinum, and asset-based securities indexed to the value of such metals. Based on historical experience, during periods of economic or financial instability the securities of such companies may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies which, in turn, may affect adversely the financial condition of such companies. Asset-based securities are debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metal such as gold bullion. The Fund will purchase only asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's or of issuers that the Manager has determined to be of similar creditworthiness. Securities rated BBB by S&P or Baa by Moody's, while considered "investment grade", have certain speculative characteristics. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer.

  Real Estate-Related Securities. The real estate-related securities which will be emphasized are equity and convertible debt securities of real estate investment trusts, which own income-producing properties, and mortgage real estate investment trusts which make various types of mortgage loans often combined with equity features. The securities of such trusts generally pay above average dividends and may offer the potential for capital appreciation. Such securities may be subject to the risks customarily associated with the real estate industry, including declines in the value of the real estate investments of the trusts. Real estate values are affected by numerous factors including (i) governmental regulation (such as zoning and environmental laws) and changes in tax laws; (ii) operating costs;
(iii) the location and the attractiveness of the properties; (iv) changes in economic conditions (such as fluctuations in interest and inflation rates and business conditions); and (v) supply and demand for improved real estate. Such trusts also are dependent on management skill and may not be diversified in their investments.

  Indexed and Inverse Securities. The Fund may invest in securities whose potential return is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities or a precious or industrial metal. Interest and principal payable on a security also may be based on relative changes among particular indices. In addition, the Fund may invest in securities whose potential investment return is inversely based on the change in particular indices. For example, the Fund may invest in securities that pay a higher rate of interest and principal when a particular index decreases and pay a lower rate of interest and principal when the value of the index increases. To the extent that the Fund invests in such types of securities, it will be subject to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Examples of such types of securities are indexed or inverse securities issued with respect to a stock market index in a particular country.

  Certain indexed securities, including certain inverse securities, may have the effect of providing a degree of investment leverage, because they may increase or decrease in value at a rate that is a multiple of the changes in applicable indices. As a result, the market value of such securities generally will be more volatile than the market values of fixed-rate securities. The Fund believes that indexed securities, including inverse securities, represent flexible portfolio management instruments that may allow the Fund to seek potential investment rewards, hedge other portfolio positions, or vary the degree of portfolio leverage relatively efficiently under different market conditions.

DEBT SECURITIES

  The debt securities in which the Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, by foreign governments (including foreign states, provinces and municipalities) and agencies or instrumentalities thereof and debt obligations issued by U.S. and foreign entities. Such securities may include mortgage-backed securities issued or guaranteed by governmental entities or by private issuers. In addition, the Fund may invest in debt securities issued or guaranteed by international organizations designed or supported by multiple governmental entities (which are not obligations of the U.S. Government or foreign governments) to promote economic reconstruction or development ("supranational entities") such as the International Bank for Reconstruction and Development (the "World Bank").

  U.S. Government securities include: (i) U.S. Treasury obligations (bills, notes and bonds), which differ in their interest rates, maturities and times of issuance, all of which are backed by the full faith and credit of the U.S.; and
(ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

  In the case of mortgage-related securities, prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, a mortgage-related security is often subject to more rapid prepayment of principal than its stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

  The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Manager. The Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

  The Fund is authorized to invest in debt securities of governmental issuers and of corporate issuers, including convertible debt securities, rated BBB or better by S&P or Baa or better by Moody's or which, in the Manager's judgment, possess similar credit characteristics ("investment grade bonds"). Debt securities ranked in the fourth highest rating category, while considered "investment grade", have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest rating categories. The Manager considers the ratings assigned by S&P and Moody's as one of several factors in its independent credit analysis of issuers.

  The Fund is also authorized to invest a portion of its debt portfolio in fixed income securities of governmental issuers and of corporate issuers rated below investment grade by a nationally recognized rating agency or in unrated securities which, in the Manager's judgment, possess similar credit characteristics ("high yield bonds"). The Fund's Board of Directors has adopted a policy that the Fund will not invest more than 35% of its assets in obligations rated below Baa or BBB by Moody's or S&P, respectively. Investment in high yield bonds (which are sometimes referred to as "junk" bonds) involves substantial risk. Investments in high yield bonds will be made only when, in the judgment of the Manager, such securities provide attractive total return potential, relative to the risk of such securities, as compared to higher quality debt securities. Securities rated BB or lower by S&P or Ba or lower by Moody's are considered by those rating agencies to have varying degrees of speculative characteristics. Consequently, although high yield bonds can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. The Fund will not invest in debt securities in the lowest rating categories (CC or lower for S&P or Ca or lower for Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. See the Statement of Additional Information for additional information regarding high yield bonds. Although the Fund may invest in preferred stock rated below investment grade, an investment in an equity security such as preferred stock is not subject to the above noted percentage restriction applicable to the Fund's investments in non-investment grade debt securities.

  High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies and are frequently issued in corporate restructurings such as mergers and leveraged buyouts. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. High yield bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of high yield bonds will be satisfied only after satisfaction of the claims of senior securityholders. While the high yield bonds in which the fund may invest normally do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

  High yield bonds tend to be more volatile than higher rated fixed income securities so that adverse economic events may have a greater impact on the prices of high yield bonds than on higher rated fixed income securities. Like higher rated fixed income securities, high yield bonds are generally purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield bond market which may be less liquid than the market for higher rated fixed income securities even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market and may cause the prices the Fund receives for its high yield bonds to be reduced, or the Fund may experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

  The table below shows the dollar-weighted market value, by S&P rating category, of the bonds held by the Fund at December 31, 1995:

                                                                     PERCENT OF
      RATING                                                        TOTAL ASSETS
      ------                                                        ------------
      AAA..........................................................    17.93%
      AA...........................................................      .48%
      A............................................................      .60%
      BBB..........................................................     2.38%
      BB...........................................................    13.21%
      B............................................................     7.97%
      CCC..........................................................      .85%
      CC...........................................................        0%
      D............................................................      .93%
      Not Rated*...................................................     8.38%
                                                                       -----
                                                                       52.73%
                                                                       =====

--------

* Bonds which are not rated by S&P. Such bonds may be rated by nationally recognized statistical rating organizations other than S&P, or may not be rated by any of such organizations. With respect to the percentage of the Fund's assets invested in such securities, the Fund's Manager believes that .02% are of comparable quality to bonds rated AAA, .40% are of comparable quality to bonds rated AA, 1.11% are of comparable quality to bonds rated A, 2.27% are of comparable quality to bonds rated BBB, 1.79% are of comparable quality to bonds rated BB, 2.61% are of comparable quality to bonds rated B and .18% are of comparable quality to bonds rated CCC. This determination is based on the Manager's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P if it were to rate the securities.

  For a description of the above referenced ratings, see the Appendix to the Statement of Additional Information. The above percentages are as of December 31, 1995; the rating composition of the portfolio will change over time.

  The average maturity of the Fund's portfolio of debt securities will vary based on the Manager's assessment of pertinent economic market conditions. As with all debt securities, changes in market yields will affect the value of such securities. Prices generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities.

MONEY MARKET SECURITIES

  Money market securities in which the Fund may invest consist of short-term securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities; commercial paper, including variable amount master demand notes, rated at least "A" by S&P or "Prime" by Moody's; and repurchase agreements, purchase and sale contracts, and money market instruments issued by commercial banks, domestic savings banks, and savings and loan associations with total assets of at least one billion dollars. The obligations of commercial banks may be issued by U.S. banks, foreign branches of U.S. banks ("Eurodollar" obligations) or U.S. branches of foreign banks ("Yankeedollar" obligations).

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

  The Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against adverse movements in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions (as discussed below and in "Risk Factors in Options and Futures Transactions" further below), the Manager believes that, because the Fund will (i) write only covered options on portfolio securities and (ii) engage in other options and futures transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity, debt and currency markets occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

  Purchasing Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the stated exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock Index Options and Futures and Financial Futures. The Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that, on settlement, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index on the relevant valuation date and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, e.g., the S&P 500 Index, or on a narrow index representing an industry or market segment, e.g., the AMEX Oil & Gas Index.

  The Fund may also purchase and sell stock index futures contracts and financial futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a particular commodity for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of a commodity, in this case securities, but results in cash settlement based upon the difference in value of the stock index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with the equity securities in which it invests and in financial futures contracts in connection with the debt securities in which it invests. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under "Restrictions on the Use of Futures Transactions".

  The Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of fixed-income securities which may be held by the Fund as a temporary defensive measure will fall, thus reducing the net asset value of the Fund. However, as interest rates rise, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

  The Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

  The Fund also has authority to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund may purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

  The Fund may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

  Foreign Currency Hedging. The Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest and multinational currency units as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level the Manager anticipates.

  The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "spread"). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "spreads" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. The Fund may not incur potential net liabilities of more than 20% of its total assets from foreign currency options, futures or related options.

  Restrictions on the Use of Futures Transactions. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund provide that the futures trading activities described herein will not result in the Fund being deemed a "commodity pool", as defined under such regulations if the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. These restrictions are in addition to other restrictions on the Fund's hedging activities mentioned herein.

  When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract or option strategy is unleveraged.

  Restrictions on OTC Options. The Fund will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% (10% to the extent required by certain state laws) of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, the Manager believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

  Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information -- Taxes". To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified investment company.

  Portfolio Transactions. Since portfolio transactions may be effected on foreign securities exchanges, the Fund may incur settlement delays on certain of such exchanges. See "Special Considerations" above. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund, and affiliated persons of such affiliated persons, may serve as its broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis. In addition, consistent with the Rules of Fair Practice of the NASD, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although the Fund will endeavor to achieve the best net results in effecting such transactions.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities which it is entitled to receive on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

  Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% (10% to the extent required by certain state laws) of its total assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Fund, to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System, a primary dealer in U.S. government securities or an affiliate thereof. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts, unlike repurchase agreements, allocate interest on the underlying security to the purchaser during the term of the agreement. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements or purchase and sale contracts. Nevertheless, if the seller were to default on its obligation to repurchase a security under a repurchase agreement or purchase and sale contract and the market value of the underlying security at such time was less than the Fund had paid to the seller, the Fund would realize a loss. The Fund may not invest more than 15% (10% to the extent required by certain state laws) of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days, together with all other illiquid securities.

  Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation, i.e., negotiated loan premium or fee, for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

  Swap Agreements. The Fund is authorized to enter into equity swap agreements, which are generally contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. For example, swap agreements may be used to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impractical. The swap agreement will be structured to provide for early termination in the event, for example, that the Fund desires to lock in appreciation.

  Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund, however, will deposit in a segregated account with its custodian high quality liquid fixed income instruments or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

  Investment Restrictions. The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 10% of its total assets (taken at market value) and then only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. In addition, the Fund will not purchase securities while borrowings exceed 5% of its total assets (taken at market value). The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income.

  As a non-fundamental policy, the Fund will not invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets (or 10% of its total assets as presently required by certain state laws) taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Directors continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board has determined that foreign securities which are freely tradeable in their primary market offshore should be deemed liquid. The Board, however, will retain sufficient oversight and be ultimately responsible for these determinations.

  Portfolio Turnover. The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 200% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

  The Board of Directors of the Fund consists of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Board of Directors of the Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Directors of the Fund are:

  Arthur Zeikel* -- President of the Manager and FAM; President and Director of Princeton Services, Inc.; Executive Vice President of ML & Co.; Director of the Distributor.

  Donald Cecil -- Special Limited Partner of Cumberland Partners (an investment partnership).

  Edward H. Meyer -- Chairman of the Board, President and Chief Executive Officer of Grey Advertising Inc.

  Charles C. Reilly -- Self-employed financial consultant; former President and Chief Investment Officer of Verus Capital, Inc.; former Senior Vice President of Arnhold and S. Bleichroeder, Inc.

  Richard R. West -- Professor of Finance, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration.

  Edward D. Zinbarg -- Former Executive Vice President of The Prudential Insurance Company of America.
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* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager acts as the Fund's investment adviser. The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager provides the Fund with management and investment advisory services. The Manager or its affiliate, FAM, acts as the manager for more than 130 registered investment companies. The Manager also offers portfolio management and portfolio analysis services to individuals and institutions. As of January 31, 1996, the Manager and FAM had a total of approximately $202.8 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of the Manager.

  The management agreement with the Manager (the "Management Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Manager is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Board of Directors.

  The Manager provides the portfolio manager for the Fund who considers analyses from various sources (including brokerage firms with which the Fund does business), makes the necessary decisions and places transactions accordingly. The Manager is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Management Agreement.

  The Management Agreement provides that the Fund will pay the Manager a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund. The Manager has agreed to waive a portion of its management fee payable by the Fund so that such fee is equal to 0.75% of average daily net assets not exceeding $2.5 billion; 0.70% of average daily net assets exceeding $2.5 billion but not exceeding $5.0 billion; 0.65% of average daily net assets exceeding $5.0 billion but not exceeding $7.5 billion; 0.625% of average daily net assets exceeding $7.5 billion but not exceeding $10 billion; and 0.60% of average daily net assets exceeding $10 billion. For the fiscal year ended October 31, 1995, the Fund paid the Manager a fee at the rate of 0.70% of average daily net assets. This fee is higher than that of most mutual funds, but management of the Fund believes this fee, which is typical for a global fund, is justified by the additional investment research and analysis required in connection with investing globally. For the fiscal year ended October 31, 1995, the Manager received a fee of $55,558,045 (based on average net assets of approximately $8.0 billion). At January 31, 1996, the net assets of the Fund aggregated approximately $9.6 billion. At this asset level, the annual management fee would aggregate approximately $65.4 million. Also, the Manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an indirect, wholly-owned subsidiary of ML & Co. and an affiliate of the Manager, pursuant to which the Manager pays MLAM U.K. a fee computed at the rate of 0.10% of the average daily net assets of the Fund for providing investment advisory services to the Manager with respect to the Fund. For the fiscal year ended October 31, 1995, the fee paid by the Manager to MLAM U.K. pursuant to such agreement aggregated $7,391,028. At the Fund's January 31, 1996, asset level, the annual fee payable by the Manager to MLAM U.K. would aggregate approximately $9.6 million. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Bryan N. Ison, Vice President of the Fund, is the Fund's Portfolio Manager. Mr. Ison has been a Portfolio Manager of the Manager since 1984 and a Vice President of the Manager since 1985. Mr. Ison has been primarily responsible for the day-to-day management of the Fund's portfolio since it commenced operations.

  The Management Agreement obligates the Fund to pay certain expenses incurred in its operations including, among other things, the investment advisory fee, legal and audit fees, registration fees, unaffiliated Directors' fees and expenses, custodian and transfer agency fees, accounting costs, the costs of issuing and redeeming shares and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal year ended October 31, 1995, the Fund reimbursed the Manager $611,736 for such accounting services. For the fiscal year ended October 31, 1995, the ratio of total expenses to average net assets was 0.90% for Class A shares, 1.93% for Class B shares, 1.95% for Class C shares and 1.16% for Class D shares.

CODE OF ETHICS

  The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account, nominal miscellaneous fees (e.g., account closing fees) and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the fiscal year ended October 31, 1995, the Fund paid $12,576,510 to the Transfer Agent pursuant to the Transfer Agency Agreement. At January 31, 1996, the Fund had 115,703 Class A shareholder accounts, 513,375 Class B shareholder accounts, 18,839 Class C shareholder accounts and 27,513 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $9.0 million, plus miscellaneous and out-of-pocket expenses.

                               PURCHASE OF SHARES

  The Distributor, an affiliate of both the Manager and Merrill Lynch, acts as the distributor of shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000, and the minimum subsequent purchase is $50, except that for retirement plans, the minimum initial purchase is $100 and the minimum subsequent purchase is $1.

  The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select PricingSM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange on that day, provided the Distributor in turn receives the orders from the securities dealer prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select PricingSM System is set forth under "Merrill Lynch Select PricingSM System" on page 3.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select PricingSM System.


                                     ACCOUNT
                                   MAINTENANCE DISTRIBUTION
  CLASS     SALES CHARGE(/1/)          FEE         FEE         CONVERSION FEATURE
-----------------------------------------------------------------------------------
  A     Maximum 5.25% initial           No           No                No
               sales
               charge(/2/)(/3/)
-----------------------------------------------------------------------------------
  B     CDSC for a period of          0.25%        0.75%      B shares convert to
         four years, at a rate                               D shares automatically
         of 4.0% during the                                   after approximately
         first year, decreasing                                 eight years(/4/)
         1.0% annually
         to 0.0%
-----------------------------------------------------------------------------------
  C     1.0% CDSC for one year        0.25%        0.75%               No
-----------------------------------------------------------------------------------
  D     Maximum 5.25% initial         0.25%          No                No
               sales charge(/3/)

--------

(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge
    Alternatives -- Class A and Class D Shares -- Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more will not be subject to an initial sales charge but instead will be subject to a 1.0% CDSC for one year.

(4) The conversion period for dividend reinvestment shares and certain retirement plans was modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have a ten-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                               SALES LOAD AS     DISCOUNT TO
                                SALES LOAD AS  PERCENTAGE* OF  SELECTED DEALERS
                                PERCENTAGE OF  THE NET AMOUNT  AS PERCENTAGE OF
AMOUNT OF PURCHASE              OFFERING PRICE    INVESTED    THE OFFERING PRICE
------------------              -------------- -------------- ------------------
Less than $25,000.............       5.25%          5.54%            5.00%
$25,000 but less than $50,000.       4.75           4.99             4.50
$50,000 but less than
 $100,000.....................       4.00           4.17             3.75
$100,000 but less than
 $250,000.....................       3.00           3.09             2.75
$250,000 but less than
 $1,000,000...................       2.00           2.04             1.80
$1,000,000 and over**.........       0.00           0.00             0.00

--------
*Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D purchases of $1,000,000 or more made on or after October 21, 1994, and on Class A purchases by certain retirement plan investors in connection with certain investment programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A purchases made prior to October 21, 1994, might have been subject to a CDSC if the shares were redeemed within one year of purchase at the following annual rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.60% on purchases of $2,500,001 to $3,500,000; 0.40% on purchases of $3,500,001 to
   $5,000,000; and 0.25% on purchases of more than $5,000,000 in lieu of paying an initial sales charge. The charge is assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933 (the "Securities Act"). During the fiscal year ended October 31, 1995, the Fund sold 24,414,703 Class A shares for aggregate net proceeds of $317,656,099. The gross sales charges for the sale of Class A shares of the Fund for that year were $864,640, of which $52,270 and $812,370 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $16,611, all of which were paid to Merrill Lynch, with respect to redemption within one year after purchase of Class A shares purchased subject to front-end sales charge waivers. During the fiscal year ended October 31, 1995, the Fund sold 17,949,936 Class D shares for aggregate net proceeds of $233,765,521. The gross sales charges for the sale of Class D shares of the Fund for that year were $1,466,978, of which $89,085 and $1,377,893 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $77, all of which were paid to Merrill Lynch, with respect to redemption within one year after purchase of Class D shares purchased subject to front-end sales charge waivers.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account, including participants in the Merrill Lynch Blueprint SM Program, are entitled to purchase additional Class
A shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser ("MFA") program. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class
A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met for closed-end funds that commenced operations prior to October 21, 1994. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".

  Class A and Class D shares are offered at net asset value to certain employer sponsored retirement or savings plans and to Employee Access AccountsSM available through employers which provide such plans.

  Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch financial consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares are offered with reduced sales charges and, in certain circumstances, at net asset value, to participants in the Merrill Lynch Blueprint SM Program.

  Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to tender offers conducted by those funds in shares of the Fund.

  Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately eight years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and a distribution fee of 0.75% of net assets as discussed below under "Distribution Plans".

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges -- Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  The following table sets forth the rates of the Class B CDSC:

                                                                 CLASS B CDSC
                                                                AS A PERCENTAGE
   YEAR SINCE PURCHASE                                         OF DOLLAR AMOUNT
   PAYMENT MADE                                                SUBJECT TO CHARGE
   -------------------                                         -----------------
   0-1........................................................       4.00%
   1-2........................................................       3.00
   2-3........................................................       2.00
   3-4........................................................       1.00
   4 and thereafter...........................................       0.00

For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $14,179,047 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch.

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchases 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase for shares purchased on or after October 21, 1994).

  In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the MFA program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program (see "Shareholder Services --
 Exchange Privilege").

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch Blueprint SM Program. The CDSC also is waived for any Class B shares which are purchased by eligible 401(k) or eligible 401(a) plans which are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access AccountSM available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

  Contingent Deferred Sales Charges -- Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $32,676 with respect to the redemption of Class C shares, all of which were paid to Merrill Lynch.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.

  The Conversion Period is also modified for retirement plan investors who participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services -- Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period for the Class B shares originally held for purposes of calculating the Conversion Period of Class B shares acquired upon termination of participation in the MFA program.

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  For the fiscal year ended October 31, 1995, the Fund paid the Distributor $63,684,524 pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $6.4 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended October 31, 1995, the Fund paid the Distributor $524,570 pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of approximately $52.5 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended October 31, 1995, the Fund paid the Distributor $401,709 pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $160.7 million), all of which was paid to Merrill Lynch for providing account maintenance services in connection with Class D shares. At January 31, 1996, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $7.4 billion. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $74.1 million. At January 31, 1996, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $174.5 million. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate approximately $1.7 million. At January 31, 1996, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $355.5 million. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate $888,664.

  The payments under the Distribution Plans are based upon a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  At December 31, 1994, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch with respect to Class B shares for the period since February 3, 1989 (commencement of operations) exceeded fully allocated accrual revenues by approximately $102,351,000 (1.66% of Class B net assets at that date). As of October 31, 1995, for Class B shares, direct cash revenues for the period since February 3, 1989 (commencement of operations) exceeded direct cash expenses by $70,248,487 (1.05% of Class B net assets at that date). Similar fully allocated accrual data was not calculated with respect to Class C shares as of December 31, 1994 because the Fund commenced offering Class C shares to the public on October 21, 1994. As of October 31, 1995, for Class C shares, direct cash revenues for the period since October 21, 1994 (commencement of operations) exceeded direct cash expenses by $44,531 (.04% of Class C net assets at that date).

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares".

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the Fund's distribution fee and the CDSC but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fees and the CDSCs). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the notice must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a U.S. bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time) on the day received and that such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Repurchases directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within

30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place purchase orders for the Fund's shares through the Merrill Lynch BlueprintSM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various plans and services, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

  Investment Account. Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders also may maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

  Exchange Privilege. U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission.

  Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange privilege is treated as a sale for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.

  The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same Fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be reexchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

  Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

  Systematic Withdrawal Plan. A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R)/CBA(R) Systematic Redemption Program, subject to certain conditions.

  Automatic Investment Plans. Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R)/CBA(R) Automated Investment Program.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return is computed separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return, and (2) the maximum applicable sales charges will not be included with respect to annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time. In advertisements directed to investors whose purchases are subject to reduced sales charges in the case of Class A and Class D shares or waiver of the CDSC in the case of Class B shares (such as investors in certain retirement plans), performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services,

Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information -- Determination of Net Asset Value". Dividends and distributions may be reinvested automatically in shares of the Fund, at net asset value without a sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of the Fund or received in cash. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year.

  Certain gains or losses attributable to foreign currency related gains or losses from certain of the Fund's investments may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary dividend distributions, and (b) all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as returns of capital to shareholders, rather than as ordinary income dividends, reducing each shareholder's tax basis in his Fund shares for Federal income tax purposes and resulting in a capital gain for any shareholder who received such a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). For a detailed discussion of the Federal tax considerations relevant to foreign currency transactions, see "Additional Information -- Taxes". If in any fiscal year, the Fund has net income from certain foreign currency transactions, such income will be distributed annually.

  All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. Capital gains distributions will be automatically reinvested in shares unless the shareholder elects to receive such distributions in cash.

  See "Shareholder Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions" for information as to how to elect either dividend reinvestment or cash payments. Dividends and distributions are taxable to shareholders as described below whether they are reinvested in shares of any portfolio or received in cash.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), on each day during which the New York Stock Exchange is open for trading. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The net asset value per share is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and the higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price.

  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Under Code Section 988, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset).

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

ORGANIZATION OF THE FUND

  The Fund was incorporated under Maryland law on June 9, 1988. As of the date of this Prospectus, it has an authorized capital of 2,200,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, of which Class A and Class C each consists of 200,000,000 shares, and Class B and Class D each consists of 900,000,000 shares. Shares of Class A, Class B, Class C and Class D Common Stock represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matters submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Also, the by-laws of the Fund require that a special meeting of stockholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Shares have the conversion rights disclosed in this Prospectus. Each share of Common Stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except, as noted above, Class B, Class C and Class D shares bear certain additional expenses.

  As of November 20, 1995, the Fund and Merrill Lynch Balanced Fund for Investment and Retirement, Inc. ("Balanced Fund") entered into an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") pursuant to which the Fund will acquire substantially all of the assets of Balanced Fund and will assume substantially all the liabilities of Balanced Fund, in exchange solely for an equal aggregate value of shares of the Fund. The Agreement and Plan of Reorganization further provides for distribution of such shares of the Fund to shareholders of Balanced Fund in liquidation of Balanced Fund. It is currently anticipated that this transaction will be effected in March 1996.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

                Merrill Lynch Financial Data Services, Inc.
                                 P.O. Box 45289
                          Jacksonville, FL 32232-5289

The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 1-800-637-3863.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                    [This page is intentionally left blank.]

    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.--AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
        [_] Class A shares  [_] Class B shares  [_] Class C shares
        [_] Class D shares

of Merrill Lynch Global Allocation Fund, Inc., and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

Basis for establishing an Investment Account:

    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: Please list all funds. (Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owner, a joint tenancy with right of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS


     Ordinary Income Dividends            Long-term Capital Gains

     Select   [_] Reinvest                Select  [_] Reinvest
     One:     [_] Cash                    One:    [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] CHECK OR [_] DIRECT DEPOSIT TO BANK ACCOUNT
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Global Allocation Fund, Inc. Authorization Form.
SPECIFY TYPE OF ACCOUNT (CHECK ONE) [_] CHECKING  [_] SAVINGS

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I agree that this authorization will remain in effect until I provide written notification to Merrill Lynch Financial Data Services, Inc. amending or terminating this service.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED
CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------------------------------------------------------------------------------

  MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.--AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)

3. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER

                          [ ][ ][ ] [ ][ ] [ ][ ][ ]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH-SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)
Dear Sir/Madam:

                                                 ..................., 19......
                                                   Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Global Allocation Fund, Inc. or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13-month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Fund's prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc., my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Global Allocation Fund, Inc. held as security.

By ..................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                  (If registered in joint names, both must sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................
                                         Account Number.......................
Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
    Branch Office, Address, Stamp        We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
-                                  -     our agent in connection with
                                         transactions under this
-                                  -     authorization form and agree to
This form when completed should be       notify the Distributor of any
mailed to:                               purchases made under a Letter of
                                         Intention or Systematic Withdrawal
                                         Plan. We guarantee the shareholder's
Merrill Lynch Global Allocation          signature.
Fund, Inc.
                                         .....................................
                                                Dealer Name and Address
c/o Merrill Lynch Financial Data
Services, Inc.                           By ..................................
                                            Authorized Signature of Dealer
P.O. Box 45289
Jacksonville, FL 32232-5289
                                         [ ][ ][ ]   [ ][ ][ ][ ] ..............
                                         Branch Code   F/C No.    F/C Last Name


                                         [ ][ ][ ]  [ ][ ][ ][ ][ ]
                                         Dealer's Customer Account No.

    MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.--AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL OR
AUTOMATIC INVESTMENT PLANS ONLY.
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION


Name of Owner......................
                                          [ ][ ][ ] [ ][ ] [ ][ ][ ][ ]
Name of Co-Owner (if any)..........         Social Security Number or
                                             Taxpayer Identification
                                                     Number

Address............................        Account Number ....................
                                           (if existing account)
 ...................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)

  MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch Global Allocation Fund, Inc., at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or
[_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on . . . . . . . . . .(month), or as soon as possible thereafter.

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $
or [_]    % of the current value of [_] Class A or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(A)I HEREBY AUTHORIZE PAYMENT BY CHECK
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.

  [_] Name (please print).................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND IF NECESSARY DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

 ...............................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHALL ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account described below each month to purchase: (choose one)

    [_] Class A shares [_] Class B shares [_] Class C shares  [_] Class D shares of Merrill Lynch Global Allocation Fund, Inc., subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

                                           AUTHORIZATION TO HONOR ACH DEBITS
    MERRILL LYNCH FINANCIAL DATA           DRAWN BY MERRILL LYNCH FINANCIAL
         SERVICES, INC.                        DATA SERVICES, INC.

You are hereby authorized to draw an       To...............................Bank
ACH debit each month on my bank                    (Investor's Bank)
account for investment in Merrill
Lynch Global Allocation Fund, Inc.         Bank Address.........................
as indicated below:

                                           City...... State...... Zip Code......

  Amount of each ACH debit $...

  Account Number ...................     As a convenience to me, I hereby
                                         request and authorize you to pay and
Please date and invest ACH debits on     charge to my account ACH debits
the 20th of each month beginning         drawn on my account by and payable
                                         to Merrill Lynch Financial Data
 .....................................    Services, Inc. I agree that your
                                         rights in respect to each such debit
 ................(month)                  shall be the same as if it were a
                                         check drawn on you and signed
or as soon thereafter as possible.       personally by me. This authority is
                                         to remain in effect until revoked by
I agree that you are drawing these       me in writing. Until you receive
ACH debits voluntarily at my request     such notice, you shall be fully
and that you shall not be liable for     protected in honoring any such
any loss arising from any delay in       debit. I further agree that if any
preparing or failure to prepare any      such debit be dishonored, whether
such debit. If I change banks or         with or without cause and whether
desire to terminate or suspend this      intentionally or inadvertently, you
program, I agree to notify you           shall be under no liability.
promptly in writing. I hereby
authorize you to take any action to      ............   .....................
correct erroneous ACH debits of my           Date           Signature of
bank account or purchases of fund                             Depositor
shares including liquidating shares
of the Fund and crediting my bank        ............   .....................
account. I further agree that if a           Bank      Signature of Depositor
debit is not honored upon                  Account       (If joint account,
presentation, Merrill Lynch Financial       Number         both must sign)
Data Services, Inc. is authorized to
discontinue immediately the Automatic
Investment Plan and to liquidate
sufficient shares held in my account
to offset the purchase made with the
returned dishonored debit.

 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                    [This page is intentionally left blank.]

                    [This page is intentionally left blank.]

                                    MANAGER

                         Merrill Lynch Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                                Mailing Address:

                               P.O. Box 9081

                     Princeton, New Jersey 08543-9081

                                 TRANSFER AGENT

                Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:

                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    COUNSEL

                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMA-TION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select PricingSM System......................................   3
Financial Highlights.......................................................   8
Special Considerations.....................................................   9
Investment Objective and Policies..........................................  10
 Equity Securities.........................................................  11
 Debt Securities...........................................................  13
 Money Market Securities...................................................  16
 Portfolio Strategies Involving Options and Futures........................  16
 Other Investment Policies and Practices...................................  21
Management of the Fund.....................................................  25
 Board of Directors........................................................  25
 Management and Advisory Arrangements......................................  26
 Code of Ethics............................................................  27
 Transfer Agency Services..................................................  27
Purchase of Shares.........................................................  28
 Initial Sales Charge Alternatives--
   Class A and Class D Shares..............................................  30
 Deferred Sales Charge Alternatives--
   Class B and Class C Shares..............................................  32
 Distribution Plans........................................................  35
 Limitations on the Payment of Deferred Sales Charges......................  37
Redemption of Shares.......................................................  37
 Redemption................................................................  37
 Repurchase................................................................  38
 Reinstatement Privilege--
   Class A and Class D Shares..............................................  38
Shareholder Services.......................................................  39
Performance Data...........................................................  42
Additional Information.....................................................  43
 Dividends and Distributions...............................................  43
 Determination of Net Asset Value..........................................  43
 Taxes.....................................................................  44
 Organization of the Fund..................................................  46
 Shareholder Reports.......................................................  47
 Shareholder Inquiries.....................................................  47
Authorization Form.........................................................  49

                                                          Code # 10810-0296


[LOGO] MERRILL LYNCH

MERRILL LYNCH
GLOBAL ALLOCATION
FUND, INC.

[ART]

PROSPECTUS

    February 27, 1996

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This Prospectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is a non-diversified mutual fund seeking high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return is the aggregate of capital value changes and income. There can be no assurance that the Fund's investment objective will be achieved. The Fund may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

                               ----------------

  Pursuant to the Merrill Lynch Select Pricing SM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing SM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated February 27, 1996 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                    MERRILL LYNCH ASSET MANAGEMENT--MANAGER

               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                               ----------------

The date of this Statement of Additional Information is February 27, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to seek a high total investment return, consistent with prudent risk, through a fully-managed investment policy utilizing United States and foreign equity, debt and money market securities the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch Asset Management, L.P. (the "Manager") will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or due to general market, economic or financial conditions. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 200% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The portfolio turnover rate for the fiscal years ended October 31, 1994, and 1995 was 57.04% and 36.78%, respectively. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months.

  The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis on each day the Fund determines its net asset value in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See "Redemption of Shares". Under present conditions, the Fund does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

PRECIOUS METAL-RELATED SECURITIES

  The Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, i.e., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the value of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. The prices of precious metals and of the securities of precious metal-related companies historically have been subject to high volatility. In addition, the earnings of precious metal-related companies may be adversely affected by volatile metals prices which may adversely affect the financial condition of such companies.

  The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, social and political developments within South Africa may significantly affect South African gold production.

  The Fund presently does not intend to invest in companies the assets of which are located primarily in the Republic of South Africa, which produces approximately 60% of the gold mined in nations outside of what until recently constituted the Communist bloc. This limitation may affect adversely the Fund's ability to invest in gold-related securities and during certain periods may result in the Fund restricting its investments to relatively few companies. This limitation is not a fundamental policy of the Fund and may be changed by the Directors, without a vote of the shareholders, if they determine that such action is warranted. The Fund will notify its shareholders of any change in this policy with respect to South Africa.

  The Fund may invest in debt securities, preferred stock or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metals such as gold bullion. These securities are referred to herein as "asset-based securities". The Fund will purchase only asset-based securities which are rated, or are issued by issuers that have outstanding debt obligations rated, BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's or of issuers that the Manager has determined to be of similar creditworthiness. If the asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which the Fund may invest may bear interest or pay preferred dividends at below market (or even at relatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or at the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because the Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

REAL ESTATE-RELATED SECURITIES

  The real estate-related securities which will be emphasized by the Fund are equity securities of real estate investment trusts, which own income-producing properties, and mortgage real estate investment trusts which make various types of mortgage loans often combined with equity features. The securities of such trusts generally pay above average dividends and may offer the potential for capital appreciation. Such securities will be subject to the risks customarily associated with the real estate industry, including declines in the value of the real estate investments of the trusts. Real estate values are affected by numerous factors including (i) governmental regulations (such as zoning and environmental laws) and changes in tax laws, (ii) operating costs, (iii) the location and the attractiveness of the properties, (iv) changes in economic conditions (such as fluctuations in interest and inflation rates and business conditions) and (v) supply and demand for improved real estate. Such trusts also are dependent on management skill and may not be diversified in their investments.

PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

  Reference is made to the discussion under the caption "Investment Objective and Policies--Portfolio Strategies Involving Options and Futures" in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Fund may seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity, debt and currency markets. The Fund has authority to write (i.e., sell) covered put and call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and stock futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Manager believes that, because the Fund will (i) write only covered options on portfolio securities and (ii) engage in other options and futures transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of its shares, the net asset value of the Fund's shares will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The following is further information relating to portfolio strategies involving options and futures that the Fund may utilize.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

  The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer would realize a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer would realize a gain or loss from the sale of the underlying security.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

  Options referred to herein and in the Fund's Prospectus may be options issued by The Options Clearing Corporation (the "Clearing Corporation") which are currently traded on the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Philadelphia Stock Exchange and Pacific Stock Exchange. Options referred to herein and in the Fund's Prospectus may also be options traded on foreign securities exchanges such as the London Stock Exchange and the Amsterdam Stock Exchange. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect a closing transaction in a particular option, with the result, in the case of a covered call option, that the Fund will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The Fund may also enter into over-the-counter option transactions ("OTC options"), which are two party contracts with price and terms negotiated between the buyer and seller. The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.

  Purchasing Options. The Fund may purchase put options to hedge against a decline in the market value of its securities holdings. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund may purchase either exchange traded options or OTC options. The Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

  Stock Index Options and Futures and Financial Futures. As described in the Prospectus, the Fund is authorized to engage in transactions in stock index options and futures and financial futures, and related options on such futures. Set forth below is further information concerning futures transactions.

  A futures contract is an agreement between two parties to buy and sell a security, or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is typically between 2% and 15% of the value of the futures contract, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  An order has been obtained from the Commission exempting the Fund from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

  Foreign Currency Hedging. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash basis at the spot rate of purchasing or selling currency prevailing in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one tenth of one percent due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange among currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates among these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. Alternatively, no such segregation of funds need be made when the Fund "covers" its open positions. The position is considered "covered" if the Fund holds securities denominated in the currency underlying the forward contract, or in a demonstrably correlated currency, having a value equal to or greater than the Fund's obligation under the forward contract. The Fund will enter into such transactions only to the extent, if any, deemed appropriate by the Manager. The Fund will not enter into a forward contract with a term of more than one year.

  The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of Japanese yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Manager believes that "straddles" of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

  Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

  Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures contracts and movements in the prices of the securities and currencies which are the subject of the hedge. If the price of the options and futures contract moves more or less than the prices of the hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities and currencies which are the subject of the hedge. The successful use of options and futures also depends on the Manager's ability to correctly predict price movements in the market involved in a particular options or futures transaction.

  Prior to exercise or expiration, an exchange-traded option or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option), unless there is only one dealer, in which case that dealer's price is used. In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security or currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

  The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

OTHER INVESTMENT POLICIES AND PRACTICES

  Non-Diversified Status. The Fund is classified as non-diversified within the meaning of the Investment Company Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code") . See "Dividends, Distributions and Taxes--Taxes". To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell securities which it is entitled to receive on a when-issued basis, and it may purchase or sell securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. Although the Fund has not established any limit on the percentage of its assets that may be committed in connection with such transactions, the Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the amount of its commitment in connection with such purchase transactions.

  Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreement only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 90 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale, will not exceed 15% (10% to the extent required by certain state laws) of its total assets taken at the time of acquisition of such commitment or security. The Fund will at all times maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other high grade liquid debt or equity securities denominated in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

  There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

  The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

  Repurchase Agreements; Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Purchase and sale contracts may be entered into only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect the accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, often under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but constitute only collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs of possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund would depend on intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. The Fund may not invest more than 15% (10% to the extent required by certain state laws) of its total assets in repurchase agreements or purchase and sale contracts maturing in more than seven days together with all other illiquid investments.

  Lending of Portfolio Securities. Subject to the investment restrictions stated below, the Fund may lend securities from its portfolio to approved borrowers and receive therefor collateral in cash or securities issued or guaranteed by the U.S. Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

  High Yield Bonds. The Fund is authorized to invest a portion of its debt portfolio in fixed income securities rated below investment grade by a nationally recognized statistical rating agency or in unrated debt securities which, in the Manager's judgment, possess similar credit characteristics ("high yield bonds"). Issuers of high yield bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holder of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. The Fund's Board of Directors has adopted a policy that the Fund will not invest more than 35% of its assets in debt obligations rated below Baa or BBB by Moody's or S&P, respectively.

  High yield bonds frequently have call or redemption features which would permit issuers to repurchase such securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

  The Fund may have difficulty disposing of certain high yield bonds because there may be a thin trading market for such securities. The secondary trading market for high yield bonds is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield bonds, particularly in a thinly traded market. Factors adversely affecting the market value of high yield bonds are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

  Investment Restrictions. In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

  Under the fundamental investment restrictions, the Fund may not:

    1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    2. Make investments for the purpose of exercising control or management.

    3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    5. Issue senior securities to the extent such issuance would violate applicable law.

    6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

    8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

  In addition, the Fund has adopted non-fundamental restrictions which may be changed by the Board of Directors. Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction
  (c). Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction (c).


    d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

    h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    i. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

  The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund (10% to the extent required by certain state laws), taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of

New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

  Because of the affiliation of the Manager with the Fund, the Fund is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage". Without such an exemptive order, the Fund would be prohibited from engaging in certain portfolio transactions with the Manager or any of its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which such firm or any of its affiliates participate as an underwriter or dealer.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The Directors and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel (63)--President and Director(1)(2)--President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of Fund Asset Management, L.P. ("FAM") (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").

  Donald Cecil (69)--Director(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Partners (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

  Edward H. Meyer (69)--Director(2)--777 Third Avenue, New York, New York 10017. President of Grey Advertising Inc. since 1968, Chief Executive Officer since 1970, and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Ethan Allen Interiors Inc. and Harman International Industries, Inc.

  Charles C. Reilly (64)--Director(2)--9 Hampton Harbor Road, Hampton Bays, N.Y. 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; former Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business, 1990; Adjunct Professor, Wharton School, University of Pennsylvania, 1990; Partner, Small Cities Cablevision, Inc.

  Richard R. West (58)--Director(2)--Box 604, Genoa, Nevada 89491. Professor of Finance since 1984, and Dean from 1984 to 1993, New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's, Inc. (real estate company).

  Edward D. Zinbarg (61)--Director(2)--5 Hardwell Road, Short Hills, New Jersey 07078-2117. Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

  Terry K. Glenn (55)--Executive Vice President(1)(2)--Executive Vice President of the Manager and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President and Director of the Distributor since 1986.

  Norman R. Harvey (62)--Senior Vice President(1)(2)--Senior Vice President of the Manager and FAM since 1982; Senior Vice President of Princeton Services since 1993.

  Bryan N. Ison (40)--Vice President(1)--Vice President of the Manager since 1985; Portfolio Manager since 1984.

  Donald C. Burke (35)--Vice President(1)(2)--Vice President and Director of Taxation of the Manager since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.

  Gerald M. Richard (46)--Treasurer (1)(2)--Senior Vice President and Treasurer of the Manager and FAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981 and Treasurer since 1984.

  Michael J. Hennewinkel (43)--Secretary (1)(2)--Vice President of the Manager since 1985; attorney associated with the Manager since 1982.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of one or more additional investment companies for which the Manager, or its affiliate FAM, acts as investment adviser or manager.

  At January 31, 1996, the officers and Directors of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned less than 1% of the outstanding shares of common stock of ML & Co.

COMPENSATION OF DIRECTORS

  The Fund pays each Director not affiliated with the Manager a fee of $3,500 per year plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit and Nominating Committee, which consists of all of the unaffiliated Directors, at a rate of $500 per meeting attended. The Chairman of the Audit and Nominating Committee receives an additional fee of $250 per meeting attended. For the fiscal year ended October 31, 1995, fees and expenses paid to the unaffiliated Directors aggregated $38,977.

  The following table sets forth for the fiscal year ended October 31, 1995, compensation paid by the Fund to the non-interested Directors and for the calendar year ending December 31, 1995, the aggregate compensation paid by all registered investment companies advised by the Manager and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested Directors.

                                                PENSION OR       AGGREGATE
                                                RETIREMENT     COMPENSATION
                                                 BENEFITS   FROM FUND AND OTHER
                                                ACCRUED AS       MLAM/FAM
   NAME OF                        COMPENSATION PART OF FUND ADVISED FUNDS PAID
   DIRECTOR                       FROM FUND     EXPENSES    TO DIRECTORS (1)
   --------                       ------------ ------------ -------------------
Donald Cecil.....................    $8,500        None          $271,850
Edward H. Meyer..................    $7,500        None          $239,225
Charles C. Reilly................    $7,500        None          $269,600
Richard R. West..................    $7,500        None          $294,600
Edward D. Zinbarg................    $7,500        None          $155,063

--------

(1) In addition to the Fund, the Directors serve on the boards of other MLAM/FAM Advised Funds as follows: Mr. Cecil (35 funds and portfolios); Mr. Meyer (35 funds and portfolios); Mr. Reilly (54 funds and portfolios); Mr. West (54 funds and portfolios); and Mr. Zinbarg (17 funds and portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Manager or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Manager for the Fund or other funds for which it acts as investment adviser or for its other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into a management agreement with the Manager (the "Management Agreement"). As discussed in the Prospectus, the Management Agreement provides that the Manager is entitled to receive for its services to the Fund monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. The Manager has agreed to waive a portion of its management fee payable by the Fund so that such fee is equal to 0.75% of average daily net assets not exceeding $2.5 billion; 0.70% of average daily net assets exceeding $2.5 billion but not exceeding $5.0 billion; 0.65% of average daily net assets exceeding $5.0 billion but not exceeding $7.5 billion; 0.625% of average daily net assets exceeding $7.5 billion but not exceeding $10 billion; and 0.60% of average daily net assets exceeding $10 billion. For the fiscal year ended

October 31, 1995, the Fund paid the Manager a fee at the rate of 0.70% of average daily net assets. For the fiscal years ended October 31, 1993, 1994 and 1995, the total management fees paid by the Fund to the Manager aggregated $18,984,493, $49,037,363 and $55,558,045, respectively.

  The Manager has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which the Manager pays MLAM U.K. a fee computed at the rate of 0.10% of the average daily net assets of the Fund for providing investment advisory services to the Manager with respect to the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995, the fees paid by MLAM to MLAM U.K. pursuant to such arrangement aggregated $2,293,281, $6,509,464 and $7,391,028, respectively.

  California imposes limitations on the expenses of the Fund. These expense limitations require that the Manager reimburse the Fund in an amount necessary to prevent the ordinary operating expenses of the Fund (excluding interest, taxes, distribution fees, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. The Manager's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to the Manager during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.

  The Fund has received an order from the State of California partially waiving the expense limitations described above. Pursuant to the terms of such order, the expense limitations that would otherwise apply are waived to the extent the Fund's expense for custodial services, management and auditing fees exceeds the average of such fees of a group of funds managed by the Manager or FAM which primarily invest domestically. Since the commencement of operations of the Fund, no reimbursement of expenses has been required pursuant to the applicable expense limitation provisions discussed above.

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager or any of their affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal and auditing services; costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor); charges of the custodian, any sub-custodian and transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services on a semi-annual basis. For the fiscal years ended October 31, 1993, 1994 and 1995, the amount of such reimbursement was $213,891, $570,246 and $611,736, respectively. As required by the Fund's distribution agreements, the Distributor will pay certain promotional expenses of the Fund incurred in connection with the offering of its shares. Certain expenses in connection with the distribution of Class B, Class C and Class D shares will be financed by the Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans".

  The Manager is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services, Inc. are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described herein, the Management Agreement and the sub-advisory agreement will remain in effect from year to year if approved annually (a) by the Board of Directors or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege".

  The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by the Manager, or its affiliate, FAM. Funds advised by the Manager or FAM which utilize the Merrill Lynch Select PricingSM System are referred to herein as "MLAM-advised mutual funds".

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

  For the fiscal years ended October 31, 1993, 1994 and 1995, the Fund sold its Class A shares through the Distributor and Merrill Lynch, as a dealer. For the period October 21, 1994 (commencement of operations) to October 31, 1994 and the fiscal year ended October 31, 1995, the Fund sold its Class D shares through the Distributor and Merrill Lynch as a dealer. For the fiscal year ended October 31, 1993, the Fund sold 51,001,581 Class A shares for aggregate net proceeds to the Fund of $652,336,461. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1993, were $13,935,192, of which the Distributor received $861,771 and Merrill Lynch received $13,073,421. For the fiscal year ended October 31, 1994, the Fund sold 51,696,255 Class A shares for aggregate net proceeds to the Fund of $691,831,423. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1994, were $10,514,692, of which the Distributor received $623,860 and Merrill Lynch received $9,890,832. For the fiscal year ended October 31, 1995, the Fund sold 24,414,703 Class A shares for aggregate net proceeds to the Fund of $317,656,099. The gross sales charges for the sale of Class A shares for the fiscal year ended October 31, 1995, were $864,640, of which the Distributor received $52,270 and Merrill Lynch received $812,370. For the period October 21, 1994 (commencement of operations) to October 31, 1994, the Fund sold 385,289 Class D shares for aggregate net proceeds to the Fund of $5,017,907. The gross sales charges for the sale of Class D shares for the period October 21, 1994 (commencement of operations) to October 31, 1994 were $95,875, of which the Distributor received $5,131 and Merrill Lynch received $90,744. For the fiscal year ended October 31, 1995, the Fund sold 17,949,936 Class D shares for aggregate net proceeds to the Fund of $233,765,521. The gross sales charges for the sale of Class D shares for the fiscal year ended October 31, 1995, were $1,466,978, of which the Distributor received $89,085 and Merrill Lynch received $1,377,893.

  For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $16,611, all of which were paid to Merrill Lynch, with respect to redemptions within one year after purchase of Class A shares purchased subject to front-end sales charge waivers. For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $77, all of which were paid to Merrill Lynch, with respect to redemptions within one year of purchase of Class D shares purchased subject to front-end sales charge waivers.

  The term "purchase", as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or its affiliate, FAM, who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994, and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

  Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan-participant record-keeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the reduced percentage sales charge which would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

  The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch BlueprintSM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, $300.01 to $5,000 at 3.25% plus $3.00 and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). Class A or Class D shares of the Fund are offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer sponsored retirement and savings plans whose trustee and/or plan sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.



  Employee Access AccountsSM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500 except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries" when used herein with respect to ML & Co. includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated, if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice of termination.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of the other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

EMPLOYER-SPONSORED RETIREMENT OR SAVINGS PLANS AND CERTAIN OTHER ARRANGEMENTS

  Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any MLAM-advised mutual fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-backed sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of October 31, 1995, indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule with respect to Class B and Class C shares and the Distributor's voluntary maximum, with respect to Class B shares, for the periods indicated.

                  DATA CALCULATED AS OF OCTOBER 31, 1995

                              (IN THOUSANDS)

                                                                                               ANNUAL
                                                                                            DISTRIBUTION
                                     ALLOWABLE ALLOWABLE              AMOUNTS                  FEE AT
                           ELIGIBLE  AGGREGATE  INTEREST  MAXIMUM    PREVIOUSLY   AGGREGATE CURRENT NET
                            GROSS      SALES   ON UNPAID   AMOUNT     PAID TO      UNPAID      ASSET
                          SALES (1)   CHARGES  BALANCE(2) PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                          ---------- --------- ---------- -------- -------------- --------- ------------
CLASS B SHARES, FOR THE
 PERIOD FEBRUARY 3, 1989
 (COMMENCEMENT OF
 OPERATIONS) TO OCTOBER
 31, 1995:
Under NASD Rule As
 Adopted................  $6,428,414 $401,776   $61,716   $463,492    $136,096    $327,396    $50,164
Under Distributor's
 Voluntary Waiver.......  $6,428,414 $401,776   $32,142   $433,918    $136,096    $297,822    $50,164
CLASS C SHARES, FOR THE
 PERIOD OCTOBER 21, 1994
 (COMMENCEMENT OF
 OPERATIONS) TO OCTOBER
 31, 1995:
Under NASD Rule As
 Adopted................  $   99,901 $  6,244   $   319   $  6,563    $    427    $  6,136    $   768

--------
(1) Purchase price of all eligible Class B or Class C shares sold during period indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 7, 1993, under the distribution plan in effect at that time, at the 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares -- Distribution Plans" in the Prospectus.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to Class B shares, the voluntary maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a

CDSC, under most circumstances, the charge is waived (i) on redemptions of Class B shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or (ii) on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended October 31, 1993, 1994 and 1995, the Distributor received CDSCs of $1,701,006, $6,842,598 and $14,179,047, respectively, with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to October 31, 1994, the Distributor received no CDSCs with respect to redemptions of Class C shares. For the fiscal year ended October 31, 1995, the Distributor received CDSCs of $32,676 with respect to redemptions of Class C shares, all of which was paid to Merrill Lynch.

  Merrill Lynch Blueprint SM Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of the Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint SM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Employee Access AccountsSM. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access AccountsSM available through employers that provide eligible 401(k) plans. The minimum initial purchase for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  Reference is made to "Investment Objective and Policies -- Other Investment Policies and Practices -- Portfolio Transactions" in the Prospectus.

  Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Manager seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. In addition, consistent with the Rules of Fair Practice of the NASD and policies established by the Directors of the Fund, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

  For the fiscal year ended October 31, 1993, the Fund paid total brokerage commissions of $3,047,988, of which $246,070 or 8.1% was paid to Merrill Lynch for effecting 8.4% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1994, the Fund paid total brokerage commissions of $4,792,669, of which $335,953 or 7.0% was paid to Merrill Lynch for effecting 8.1% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1995, the Fund paid total brokerage commissions of $2,708,489, of which $157,708 or 5.82% was paid to Merrill Lynch for effecting 5.66% of the aggregate dollar amount of transactions in which the Fund paid brokerage commissions.

  The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less governmental supervision and regulation of foreign stock exchanges and brokers than in the United States.

  The Fund invests in certain securities traded in the over-the-counter market and, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

  The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions.

Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement disclosing the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and
(ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

  As a non-fundamental restriction, the Fund will not purchase or retain the securities of any issuer, if those individual officers and Directors of the Fund, the officers and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than five percent of the securities of such issuer.

  The Directors have considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. After considering all factors deemed relevant, the Directors made a determination not to seek such recapture. The Directors will reconsider this matter from time to time.

                        DETERMINATION OF NET ASSET VALUE

  Reference is made to "Additional Information -- Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value. The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 p.m., New York time), on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. Net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price.

  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the transfer agent has an Investment Account and will receive statements at least quarterly, from the transfer agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his Investment Account at any time by mailing a check directly to the Fund's transfer agent.

  Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Fund's transfer agent.

  Shareholders considering transferring their Class A shares or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or

Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the transfer agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the transfer agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer or by mail directly to the Fund's transfer agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. For investors who buy shares of the Fund through Blueprint SM no minimum charge to the investors' bank account is required. An investor whose shares of the Fund are held within a CMA(R) or CBA (R) account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 for retirement accounts) through the CMA(R) or CBA(R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the transfer agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after receipt by the transfer agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make withdrawals from an Investment Account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more and monthly withdrawals are available for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business of the New York Stock Exchange (generally, 4:00 p.m., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Class A or Class D shares of the Fund, respectively. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Fund's transfer agent or the Distributor.

  Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A or Class D shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  Alternatively, a Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA (R)/CBA (R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA (R)/CBA (R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA (R)/CBA (R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch financial consultant.

EXCHANGE PRIVILEGE

  Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select PricingSM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, but does not hold Class A shares of the second fund in his account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is

"tacked" to the holding period for the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

  The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Adviser ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the conversion period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held.

  Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of that Fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and half years, any subsequent redemption would not incur a CDSC.

  Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

Funds Issuing Class A, Class B, Class C and Class D Shares:

Merrill Lynch Adjustable Rate
 Securities Fund, Inc..........
                                 High current income consistent with a policy
                                  of limiting the degree of fluctuation in net asset value by investing primarily in a portfolio of adjustable rate securities, consisting principally of mortgage-backed and asset-backed securities.

Merrill Lynch Americas Income
 Fund, Inc. ...................
                                 A high level of current income, consistent
                                  with prudent investment risk, by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters).

Merrill Lynch Arizona Limited
 Maturity Municipal Bond Fund..
                                 A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Arizona Municipal Bonds.

Merrill Lynch Arizona
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management.

Merrill Lynch Arkansas
 Municipal Bond Fund...........

                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Arkansas income taxes as is consistent with prudent investment management.

Merrill Lynch Asset Growth
 Fund, Inc. ...................
                                 High total investment return, consistent with
                                  prudent risk, from investment in United
                                  States and foreign equity, debt and money market securities the combination of which will be varied both with respect to types of securities and markets in response to changing market and economic trends.

Merrill Lynch Asset Income
 Fund, Inc. ...................
                                 A high level of current income through
                                  investment primarily in United States fixed income securities.

Merrill Lynch Basic Value
 Fund, Inc. ...................
                                 Capital appreciation and, secondarily, income
                                  through investment in securities, primarily equities, that are undervalued and therefore represent basic investment value.

Merrill Lynch California
 Insured Municipal Bond Fund...
                                 A portfolio of Merrill Lynch California
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio consisting primarily of insured California Municipal Bonds.

Merrill Lynch California
 Limited Maturity Municipal
 Bond Fund.....................  A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade California Municipal Bonds.

Merrill Lynch California
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch California
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management.

Merrill Lynch Capital Fund,      The highest total investment return
 Inc. .........................   consistent with prudent risk through a fully
                                  managed investment policy utilizing equity, debt and convertible securities.

Merrill Lynch Colorado
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Colorado income taxes as is consistent with prudent investment management.

Merrill Lynch Connecticut
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Connecticut income taxes as is consistent with prudent investment management.

Merrill Lynch Corporate Bond
 Fund, Inc. ...................
                                 Current income from three separate
                                  diversified portfolios of fixed income
                                  securities.

Merrill Lynch Developing
 Capital Markets Fund, Inc.....
                                 Long-term capital appreciation through
                                  investment in securities, principally
                                  equities, of issuers in countries having smaller capital markets.

Merrill Lynch Dragon Fund,
 Inc. .........................
                                 Capital appreciation primarily through
                                  investment in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin.

Merrill Lynch EuroFund....       Capital appreciation primarily through
                                  investment in equity securities of
                                  corporations domiciled in Europe.

Merrill Lynch Federal
 Securities Trust..............
                                 High current return through investments in
                                  U.S. Government and Government agency
                                  securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.

Merrill Lynch Florida Limited
 Maturity Municipal Bond Fund..
                                 A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while serving to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Florida Municipal Bonds.

Merrill Lynch Florida
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management, while seeking to offer shareholders the opportunity to own securities exempt from Florida intangible personal property taxes.

Merrill Lynch Fund For
 Tomorrow, Inc.................
                                 Long-term growth through investment in a
                                  portfolio of good quality securities,
                                  primarily common stock, potentially
                                  positioned to benefit from demographic and cultural changes as they affect consumer markets.

Merrill Lynch Fundamental
 Growth Fund, Inc. ............
                                 Long-term growth of capital through
                                  investment in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited an above-average growth rate in earnings.

Merrill Lynch Fundamental
 Value Portfolio...............
                                 A portfolio of Merrill Lynch Asset Builder
 (available only for              Program, Inc., a series fund, whose
 exchanges by certain             objective is to provide capital appreciation
 individual retirement            and income by investing in securities, with
 accounts for which Merrill       at least 65% of the portfolio's assets being
 Lynch acts as custodian and      invested in equities.
 by certain CBA (R) Accounts
 and CMA (R) Sub-Accounts)

Merrill Lynch Global Bond Fund
 for Investment and
 Retirement....................  High total investment return from investment in a global portfolio of debt instruments denominated in various currencies and multinational currency units.

Merrill Lynch Global
 Convertible Fund, Inc. .......
                                 High total return from investment primarily
                                  in an internationally diversified portfolio of convertible debt securities, convertible preferred stock and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options.

Merrill Lynch Global Holdings,
 Inc. (residents of Arizona
 must meet investor
 suitability standards)........
                                 The highest total investment return
                                  consistent with prudent risk through
                                  worldwide investment in an internationally diversified portfolio of securities.

Merrill Lynch Global
 Opportunity Portfolio.........
                                 A portfolio of Merrill Lynch Asset Builder
 (available only for              Program, Inc., a series fund, whose
 exchanges by certain             objective is to provide a high total
 individual retirement            investment return through an investment
 accounts for which Merrill       policy utilizing United States and foreign
 Lynch acts as custodian and      equity, debt and money market securities,
 by certain CBA (R) Accounts      the combination of which will vary depending
 and CMA (R) Sub-Accounts)        upon changing market and economic trends.

Merrill Lynch Global Resources
 Trust.........................
                                 Long-term growth and protection of capital
                                  from investment in securities of domestic and foreign companies that possess substantial natural resource assets.

Merrill Lynch Global SmallCap
 Fund, Inc. ...................
                                 Long-term growth of capital by investing
                                  primarily in equity securities of companies with relatively small market capitalizations located in various foreign countries and in the United States.

Merrill Lynch Global Utility
 Fund, Inc. ...................
                                 Capital appreciation and current income
                                  through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, tele-communications, gas or water.

Merrill Lynch Growth Fund for
 Investment and Retirement.....
                                 Growth of capital and, secondarily, income
                                  from investment in a diversified portfolio of equity securities placing principal emphasis on those securities which management of the fund believes to be undervalued.

Merrill Lynch Growth
 Opportunity Portfolio....        A portfolio of Merrill Lynch Asset Builder
                                  Program, Inc., a series fund, whose
 (available only for              objective is to seek long-term growth of
 exchanges by certain             capital by investing in a portfolio of
 individual retirement            equity securities placing particular
 accounts for which Merrill       emphasis on companies that have exhibited
 Lynch acts as custodian and      above-average growth rates in earnings.
 by certain CBA (R) Accounts
 and CMA (R) Sub-Accounts)

Merrill Lynch Healthcare Fund,
 Inc. (residents of Wisconsin
 must meet investor
 suitability standards)........
                                 Capital appreciation through worldwide
                                  investment in equity securities of companies that derive or are expected to derive a substantial portion of their sales from products and services in healthcare.

Merrill Lynch International
 Equity Fund...................
                                 Capital appreciation and, secondarily, income
                                  by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States.

Merrill Lynch Latin America
 Fund, Inc. ...................
                                 Capital appreciation by investing primarily
                                  in Latin American equity and debt
                                  securities.

Merrill Lynch Maryland
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Maryland income taxes as is consistent with prudent investment management.

Merrill Lynch Massachusetts
 Limited Maturity Municipal
 Bond Fund.....................
                                 A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Massachusetts Municipal Bonds.

Merrill Lynch Massachusetts
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent investment management.

Merrill Lynch Michigan Limited
 Maturity Municipal Bond Fund..
                                 A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade Michigan Municipal Bonds.

Merrill Lynch Michigan
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management.

Merrill Lynch Minnesota
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Minnesota personal income taxes as is consistent with prudent investment management.

Merrill Lynch Municipal Bond
 Fund, Inc. ...................
                                 Tax-exempt income from three separate
                                  diversified portfolios of municipal bonds.

Merrill Lynch Municipal
 Intermediate Term Fund........
                                 Currently the only portfolio of Merrill Lynch
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level as possible of income exempt from Federal income taxes by investing in investment grade obligations with a dollar weighted average maturity of five to twelve years.

Merrill Lynch New Jersey
 Limited Maturity Municipal
 Bond Fund.....................  A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management through a portfolio primarily of intermediate-term investment grade New Jersey Municipal Bonds.

Merrill Lynch New Jersey
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management.

Merrill Lynch New Mexico
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and New Mexico income taxes as is consistent with prudent investment management.

Merrill Lynch New York Limited
 Maturity Municipal Bond Fund..
                                 A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate-term investment grade New York Municipal Bonds.

Merrill Lynch New York
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management.

Merrill Lynch North Carolina
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and North Carolina income taxes as is consistent with prudent investment management.

Merrill Lynch Ohio Municipal
 Bond Fund.....................
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Ohio income taxes as is consistent with prudent investment management.

Merrill Lynch Oregon Municipal
 Bond Fund.....................
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Oregon income taxes as is consistent with prudent investment management.

Merrill Lynch Pacific Fund,      Capital appreciation by investing in equity
 Inc. .........................   securities of corporations domiciled in Far
                                  Eastern and Western Pacific countries,
                                  including Japan, Australia, Hong Kong and
                                  Singapore.

Merrill Lynch Pennsylvania
 Limited Maturity Municipal
 Bond Fund.....................
                                 A portfolio of Merrill Lynch Multi-State
                                  Limited Maturity Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent investment management through investment in a portfolio of intermediate-term investment grade Pennsylvania Municipal Bonds.

Merrill Lynch Pennsylvania
 Municipal Bond Fund...........
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal and Pennsylvania personal income taxes as is consistent with prudent investment management.

Merrill Lynch Phoenix Fund,
 Inc. .........................
                                 Long-term growth of capital by investing in
                                  equity and fixed income securities,
                                  including tax-exempt securities, of issuers in weak financial condition or experiencing poor operating results believed to be undervalued relative to the current or prospective condition of such issuer.

Merrill Lynch Quality Bond
 Portfolio.....................
                                 A portfolio of Merrill Lynch Asset Builder
 (available only for              Program, Inc., a series fund, whose
 exchanges by certain             objective is to provide a high level of
 individual retirement            current income through investment in a
 accounts for which Merrill       diversified portfolio of debt obligations,
 Lynch acts as custodian and      such as corporate bonds and notes,
 by certain CBA (R) Accounts      convertible securities, preferred stocks and
 and CMA (R) Sub-Accounts)        governmental obligations.

Merrill Lynch Short-Term
 Global Income Fund, Inc.......
                                 As high a level of current income as is
                                  consistent with prudent investment
                                  management from a global portfolio of high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years.

Merrill Lynch Special Value
 Fund, Inc. ...................
                                 Long-term growth of capital from investments
                                  in securities, primarily common stocks, of relatively small companies believed to have special investment value and emerging growth companies regardless of size.

Merrill Lynch Strategic
 Dividend Fund.................
                                 Long-term total return from investment in
                                  dividend paying common stocks which yield more than Standard & Poor's 500 Composite Stock Price Index.

Merrill Lynch Technology Fund,
 Inc. .........................
                                 Capital appreciation through worldwide
                                  investment in equity securities of companies that derive or are expected to derive a substantial portion of their sales from products and services in technology.

Merrill Lynch Texas Municipal
 Bond Fund.....................
                                 A portfolio of Merrill Lynch Multi-State
                                  Municipal Series Trust, a series fund, whose objective is to provide as high a level of income exempt from Federal income taxes as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Texas, its political subdivisions, agencies and instrumentalities.

Merrill Lynch U.S. Government
 Securities Portfolio..........
                                 A portfolio of Merrill Lynch Asset Builder
 (available only for              Program, Inc., a series fund, whose
 exchanges by certain             objective is to provide a high current
 individual retirement            return through investments in U.S.
 accounts for which Merrill       Government and government agency securities,
 Lynch acts as custodian and      including GNMA mortgage-backed certificates
 by certain CBA (R) Accounts      and other mortgage-backed government
 and CMA (R) Sub-Accounts)        securities.

Merrill Lynch Utility Income
 Fund, Inc. ...................
                                 High current income through investment in
                                  equity and debt securities issued by
                                  companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

Merrill Lynch World Income
 Fund, Inc. ...................
                                 High current income by investing in a global
                                  portfolio of fixed income securities
                                  denominated in various currencies, including multinational currencies.

Class A Share Money Market Funds:

Merrill Lynch Ready
 AssetsTrust...................
                                 Preservation of capital, liquidity and the
                                  highest possible current income consistent with the foregoing objectives from the short-term money market securities in which the Trust invests.

Merrill Lynch Retirement
 Reserves Money Fund
 (available only for exchanges
 within certain retirement
 plans)........................
                                 Currently the only portfolio of Merrill Lynch
                                  Retirement Series Trust, a series fund,
                                  whose objectives are current income,
                                  preservation of capital and liquidity
                                  available from investing in a diversified portfolio of short-term money market securities.

Merrill Lynch U.S.A.
 Government Reserves...........
                                 Preservation of capital, current income and
                                  liquidity available from investing in direct obligations of the U.S. Government and repurchase agreements relating to such securities.

Merrill Lynch U.S. Treasury
 Money Fund....................
                                 Preservation of capital, liquidity and
                                  current income through investment
                                  exclusively in a diversified portfolio of short-term marketable securities which are direct obligations of the U.S. Treasury.

Class B, Class C and Class D Share Money Market Funds:

Merrill Lynch Government Fund..  A portfolio of Merrill Lynch Funds for
                                  Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in repurchase agreements secured by such obligations.

Merrill Lynch Institutional
 Fund..........................
                                 A portfolio of Merrill Lynch Funds for
                                  Institutions Series, a series fund, whose objective is to provide maximum current income consistent with liquidity and the maintenance of a high quality portfolio of money market securities.

Merrill Lynch Institutional
 Tax-Exempt Fund...............
                                 A portfolio of Merrill Lynch Funds for
                                  Institutions Series, a series fund, whose objective is to provide current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short-term, high quality municipal bonds.

Merrill Lynch Treasury Fund....  A portfolio of Merrill Lynch Funds for
                                  Institutions Series, a series fund, whose objective is to provide current income consistent with liquidity and security of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in repurchase agreements secured by such obligations.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares at any time and thereafter may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such net investment income are paid at least annually. All net realized long- or short-term capital gains, if any, are distributed to the Fund's shareholders at least annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the taxable year. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as described below whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value".

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class D shareholders according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"), as previously described. Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes and may be eligible for the dividends received deduction allowed to domestic corporations under the Code.

  Tax Treatment of Options, Futures and Forward Foreign Exchange Transactions. The Fund may write, purchase or sell options, futures and forward foreign exchange contracts. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Unless such contract is a forward foreign exchange contract, or is a non-equity option or a regulated futures contract for a non-U.S. currency for which the Fund elects to have gain or loss treated as ordinary gain or loss under Code Section 988 (as described below), gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.

  A forward foreign exchange contract that is a Section 1256 contract will be marked to market, as described above. However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's sales of securities and transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options, futures and forward foreign exchange contracts.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or futures contract.

  Special Rules for Certain Foreign Currency Transactions. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

  Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. Regulated futures contracts, as described above, will be taxed under Code Section 1256 unless application of Section 988 is elected by the Fund. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

                               ----------------

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

  Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with a formula specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (i) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (ii) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over longer periods of time.

  Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

     PERIOD              CLASS A SHARES               CLASS B SHARES              CLASS C SHARES*              CLASS D SHARES*
     ------       ---------------------------- ---------------------------- ---------------------------- ---------------------------
                                  REDEEMABLE                   REDEEMABLE                   REDEEMABLE                   REDEEMABLE
                  EXPRESSED AS A  VALUE OF A   EXPRESSED AS A  VALUE OF A   EXPRESSED AS A  VALUE OF A   EXPRESSED AS A  VALUE OF A
                    PERCENTAGE   HYPOTHETICAL    PERCENTAGE   HYPOTHETICAL    PERCENTAGE   HYPOTHETICAL    PERCENTAGE   HYPOTHETICAL
                      BASED         $1,000         BASED         $1,000         BASED         $1,000         BASED         $1,000
                       ON A       INVESTMENT        ON A       INVESTMENT        ON A       INVESTMENT        ON A       INVESTMENT
                   HYPOTHETICAL  AT THE END OF  HYPOTHETICAL  AT THE END OF  HYPOTHETICAL  AT THE END OF  HYPOTHETICAL  AT THE END
                                                                                                                              OF
                      $1,000          THE          $1,000          THE          $1,000          THE          $1,000          THE
                    INVESTMENT      PERIOD       INVESTMENT      PERIOD       INVESTMENT      PERIOD       INVESTMENT      PERIOD
                  -------------- ------------- -------------- ------------- -------------- ------------- -------------- ------------
                                                              AVERAGE ANNUAL TOTAL RETURN
                                                     (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended
 October 31,
 1995...........        8.78%      $1,087.80        (9.54)%     $1,095.40       12.58%       $1,125.80        8.42 %      $1,084.20
Five Years Ended
 October 31,
 1995...........       14.44%      $1,962.80        14.48 %     $1,966.30
Inception
 (February 3,
 1989) to
 October 31,
 1995...........       12.63%      $2,230.00        12.37 %     $2,196.00
Inception
 (October 21,
 1994) to
 October 31,
 1995...........                                                                13.20%       $1,135.80       (8.27)%      $1,085.10
                                                                  ANNUAL TOTAL RETURN
                                                     (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended
 October 31,
 1995...........       14.81%      $1,148.10        13.54 %     $1,135.40       13.58%       $1,135.80       14.43 %      $1,144.30
Year Ended
 October 31,
 1994...........        2.14%      $1,021.40         1.13 %     $1,011.30
Year Ended
 October 31,
 1993...........       22.61%      $1,226.10        21.42 %     $1,214.20
Year Ended
 October 31,
 1992...........       11.78%      $1,117.80        10.64 %     $1,106.40
Year Ended
 October 31,
 1991...........       28.89%      $1,288.90        27.48 %     $1,274.80
Year Ended
 October 31,
 1990...........        3.91%      $1,039.10         2.93 %     $1,029.30
Inception
 (February 3,
 1989) to
 October 31,
 1989...........        9.34%      $1,093.40         8.50 %     $1,085.00
Inception
 (October 21,
 1994) to
 October 31,
 1994...........                                                                 0.00%       $1,000.00        0.08 %      $1,000.80
                                                                AGGREGATE TOTAL RETURN
                                                     (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception
 (February 3,
 1989) to
 October 31,
 1995...........      123.00%      $2,230.00       119.60 %     $2,196.00
Inception
 (October 21,
 1994) to
 October 31,
 1995...........                                                                13.58%       $1,135.80        8.51 %      $1,085.10

  *Information as to Class C and Class D shares is presented only for the period October 21, 1994 to October 31, 1995. Prior to October 21, 1994, no Class C or Class D shares were publicly issued.

  In order to reflect the reduced sales charges, in the case of Class A or Class D shares, or the waiver of the CDSC in the case of Class B shares or Class C shares, applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

                              GENERAL INFORMATION
DESCRIPTION OF SHARES

  The Fund was incorporated under Maryland law on June 9, 1988. At the date of this Statement of Additional Information, the Fund has an authorized capital of 2,200,000,000 shares of Common Stock par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, of which Class A and Class C each consists of 200,000,000 shares and Class B and Class D each consists of 900,000,000 shares. Each share of Class A, Class B, Class C and Class D Common Stock represents an interest in the same assets of the Fund and is identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

  Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters:
(i) election of Directors; (ii) approval of an investment advisory agreement;
(iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Also, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of at least 10% of the outstanding shares of the Fund entitled to vote at such meeting. Shareholders may call a special meeting for the purpose of voting on the removal of Directors. A director may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

COMPUTATION OF OFFERING PRICE PER SHARE

  An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets on October 31, 1995, and its shares outstanding on that date is as follows:

                            CLASS A        CLASS B       CLASS C      CLASS D
                         -------------- -------------- ------------ ------------
Net Assets.............. $1,487,805,515 $6,688,498,717 $102,361,445 $256,524,782
                         ============== ============== ============ ============
Number of Shares Out-
 standing...............    104,728,579    477,317,223    7,343,836   18,073,722
                         ============== ============== ============ ============
Net Asset Value Per
 Share (net assets
 divided by number of
 shares outstanding).... $        14.21 $        14.01 $      13.94 $      14.19
Sales Charge (for Class
 A and Class D shares:
 5.25% of offering price
 (5.54% of net asset
 value per share))*.....            .79             **           **          .79
                         -------------- -------------- ------------ ------------
Offering Price.......... $        15.00 $        14.01 $      13.94 $      14.98
                         ============== ============== ============ ============

--------
   * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

  ** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charge--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the independent Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

  Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), acts as the custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the U.S. and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (the "Transfer Agent"), acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on October 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

  Under a separate agreement, Merrill Lynch has granted the Fund the right to use the "Merrill Lynch" name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted Merrill Lynch, under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by Merrill Lynch.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on January 31, 1996.

                                                                        APPENDIX

                       RATINGS OF FIXED INCOME SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") CORPORATE RATINGS

 Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
 Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
 A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
 Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
 Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
 B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
 Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
 Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
 C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's makes no representation that rated bank or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT PRIME. Issuers rated Not Prime do not fall within any of the Prime rating categories.

  If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

  Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

  Preferred stock rating symbols and their definitions are as follows:

"aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa" An issue which is rated "aa" is considered a high-grade preferred stock.
     This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

"baa" An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

"ba" An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b" An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa" An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca" An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c" This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
("STANDARD & POOR'S") CORPORATE DEBT RATINGS

  A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

 INVESTMENT GRADE
 AAA              Debt rated "AAA" has the highest rating assigned by Standard
                  & Poor's. Capacity to pay interest and repay principal is
                  extremely strong.
 AA               Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
 A                Debt rated "A" has a strong capacity to pay interest and
                  repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
 BBB              Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally
                  exhibits adequate protection parameters, adverse economic
                  conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
 SPECULATIVE      Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as
 GRADE            having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB"
                  indicates the least degree of speculation and "C" the
                  highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large
                  uncertainties or major exposures to adverse conditions.
 BB               Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major
                  ongoing uncertainties or exposure to adverse business,
                  financial, or economic conditions which could lead to
                  inadequate capacity to meet timely interest and principal
                  payments. The "BB" rating category is also used for debt
                  subordinated to senior debt that is assigned an actual or
                  implied "BBB -"  rating.

 B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
 CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.
     In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The
     "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.
 CC The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.
 C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
 CI The rating "CI" is reserved for income bonds on which no interest is being paid.
 D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

  N.R. indicates not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into four categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

  A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

  A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

  A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only an adequate capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

  A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

    I. Likelihood of payment -- capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

    II. Nature of, and provisions of, the issue.

    III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB B CCC
         Preferred stock rated "BB", "B", and "CCC" are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C    A preferred stock rated "C" is a non-paying issue.

D A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

  N.R. indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

  Plus (+) or minus (-): To provide more detailed indications of preferred stock quality, the rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  The preferred stock rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. Preferred stock ratings are wholly unrelated to Standard & Poor's earnings and dividend rankings for common stocks.

  The ratings are based on current information furnished to Standard & Poor's by the issuer, or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Merrill Lynch Global Allocation Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

December 1, 1995

SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)
                                     Shares                                                                  Value      Percent of
COUNTRY       Industries               Held         Common Stocks                           Cost           (Note 1a)    Net Assets
Australia     Banking             2,645,800     Westpac Banking Corp.                  $    5,614,396   $   10,858,220        0.1%

              Food                7,916,000     Goodman Fielder Wattie Ltd.                 8,324,587        7,955,960        0.1

              Insurance           1,614,136     GIO Australia Holdings, Ltd.                2,786,184        3,416,629        0.0

              Multi-Industry      1,500,000     Pacific Dunlop, Ltd.                        4,092,789        3,631,878        0.0

              Tobacco             2,099,800     Rothmans Holdings, Ltd.                     7,893,919        7,834,060        0.1
                                  1,242,300     WD & HO Wills Holdings, Ltd.                1,389,502        1,797,186        0.0
                                                                                       --------------   --------------      ------
                                                                                            9,283,421        9,631,246        0.1

                                                Total Common Stocks in Australia           30,101,377       35,493,933        0.3

Canada        Beverage            1,000,000     Cott Corp. (USD)                            9,340,461        8,125,000        0.1

              Metals                100,000     Inco Ltd. (USD)                             2,132,000        3,437,500        0.0

              Natural Resources     300,000     Canadian Pacific, Ltd. (USD)                3,503,161        4,800,000        0.1
                                    440,000     Horsham Corp. (USD)                         3,550,742        5,940,000        0.1
                                                                                       --------------   --------------      ------
                                                                                            7,053,903       10,740,000        0.2

              Oil & Related         353,000 ++++International Petroleum Corp. (USD)         1,000,196          816,313        0.0

              Telecommunications    100,000     BCE Telecommunications, Inc. (USD)          3,375,484        3,362,500        0.0

                                                Total Common Stocks in Canada              22,902,044       26,481,313        0.3


Denmark       Banking                53,500     Unidanmark A/S                              1,870,730        2,462,002        0.0

                                                Total Common Stocks in Denmark              1,870,730        2,462,002        0.0


Finland       Banking             4,194,000 ++++Kansallis-Osake-Pankki                      4,512,421        3,365,653        0.0
                                  1,483,915 ++++Unitas Bank Ltd.                            4,285,282        3,607,516        0.0
                                                                                       --------------   --------------      ------
                                                                                            8,797,703        6,973,169        0.0

              Machinery &           146,200 ++++Rauma OY                                    2,638,513        3,195,364        0.0
              Equipment

              Metals                432,500     Outokumpu OY                                5,980,994        6,890,519        0.1

              Paper & Forest      1,500,000     Enso-Gutzeit OY                            12,019,454       11,789,558        0.1
              Products              353,000     Kymmene OY                                 10,505,815        9,664,841        0.1
                                    539,650     Metsa Serla OY                             22,185,795       20,124,788        0.2
                                    560,700     Repola OY 'S'                               7,792,828       10,878,385        0.1
                                                                                       --------------   --------------      ------
                                                                                           52,503,892       52,457,572        0.5

                                                Total Common Stocks in Finland             69,921,102       69,516,624        0.6


France        Automobiles           103,270     Peugeot S.A.                               13,810,642       13,467,702        0.2

              Banking               215,600     Compagnie de Suez S.A.                      8,482,839        8,148,175        0.1
                                    155,000     Compagnie Financiere de Paribas             8,115,596        8,536,186        0.1
                                     86,500     Societe Generale                            9,605,405        9,899,376        0.1
                                                                                       --------------   --------------      ------
                                                                                           26,203,840       26,583,737        0.3
              Industrial             82,400     Alcatel Alsthom Cie Generale
                                                d'Electricite S.A.                          8,193,087        7,044,782        0.1
                                     67,500 ++++Compagnie de Saint-Gobain S.A.              8,118,392        8,056,608        0.1
                                    109,700     Elf Aquitaine (Elf) S.A.                    7,494,754        7,478,780        0.1
                                                                                       --------------   --------------      ------
                                                                                           23,806,233       22,580,170        0.3

              Insurance             297,500     Assurances Generales de France
                                                S.A. (AGF)                                  8,136,183        8,587,880        0.1

              Metals/Steel          815,200 ++++Usinor-Sacilor                             14,749,052       12,183,356        0.1



              Multi-Industry         31,862     EuraFrance S.A.                             9,052,946       10,665,241        0.1

                                                Total Common Stocks in France              95,758,896       94,068,086        1.1


Germany       Banking                55,680     Bayerische Vereinsbank AG                   1,339,965        1,579,476        0.0

              Capital Goods         369,636 ++++Kloeckner Werke AG                         17,229,762       16,524,161        0.2

              Chemicals              34,000     BASF AG                                     6,821,542        7,478,645        0.1
                                     32,000     Bayer AG                                    7,646,190        8,528,474        0.1
                                                                                       --------------   --------------      ------
                                                                                           14,467,732       16,007,119        0.2

              Electronics            22,000     Siemens AG                                 11,059,372       11,557,517        0.1

              Machinery &            36,579     Mannesmann AG                               9,993,612       12,063,675        0.1
              Equipment

              Utilities--           440,000     Veba Vereinigte Elektriz                   16,576,809       18,100,513        0.2
              Electric

                                                Total Common Stocks in Germany             70,667,252       75,832,461        0.8


Hong Kong     Multi-Industry      1,343,500     Hutchison Whampoa Limited                   7,053,220        7,403,066        0.1

              Utilities--           460,300     China Light & Power Co., Ltd.                 550,630        2,453,028        0.0
              Electric

                                                Total Common Stocks in Hong Kong            7,603,850        9,856,094        0.1


Indonesia     Paper & Pulp        2,060,000 ++++Asia Pacific Resources International
                                                Holdings Ltd. (USD)                        15,467,500       14,935,000        0.2

                                                Total Common Stocks in Indonesia           15,467,500       14,935,000        0.2

Ireland       Building &            689,200     CRH PLC                                     2,349,738        4,560,398        0.1
              Construction

              Packaging &         1,179,300     Jefferson Smurfit Group PLC                 3,583,738        3,174,897        0.0
              Containers

                                                Total Common Stocks in Ireland              5,933,476        7,735,295        0.1


Italy         Banking             1,591,400     Istituto Mobiliare Italiano S.p.A.
                                                (Ordinary)                                  8,921,238        8,710,547        0.1

              Building &          1,922,200 ++++Filippo Fochi S.p.A.                        6,101,165          603,972        0.0
              Construction

              Multi-Industry      9,117,595 ++++Compagnie Industriali Riunite
                                                S.p.A. (CIR)                                7,816,550        5,746,841        0.1

              Telecommunications  3,000,000     Societa Finanziaria Telefonica S.p.A.
                                                (STET)                                      4,365,656        8,511,909        0.1
                                  8,666,863     Societa Finanziaria Telefonica S.p.A.
                                                (STET) RISP                                16,268,796       18,926,255        0.2
                                  3,958,000 ++++Societa Italiana Esercizio Telecom
                                                S.p.A. (S.I.P.)                             1,927,558        6,019,204        0.1
                                  3,958,000     Telecom Italia Mobile                       1,395,818        6,653,459        0.1
                                                                                       --------------   --------------      ------
                                                                                           23,957,828       40,110,827        0.5

                                                Total Common Stocks in Italy               46,796,781       55,172,187        0.7

Portfolio
Abbreviations

To simplify the currency denominations
of Merrill Lynch Global Allocation Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

CAD  Canadian Dollar
CHF  Swiss Franc
DEM  German Deutschemark
DKR  Danish Kroner
ECU  European Currency Unit
ESP  Spanish Peseta
FRF  French Franc
GBP  Great Britain Pound
IEP  Irish Punt
ITL  Italian Lira
JPY  Japanese Yen
MXN  Mexican Peso
NLG  Netherlands Guilder
NZD  New Zealand Dollar
USD  United States Dollar

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                                     Shares                                                                  Value      Percent of
COUNTRY       Industries               Held         Common Stocks                           Cost           (Note 1a)    Net Assets
Japan         Automobiles &       2,042,000     Suzuki Motor Corp.                     $   18,995,725   $   20,620,196        0.2%
              Equipment

              Beverage            1,017,000     Chukyo Coca-Cola Bottling Co., Ltd.        12,207,036        9,870,882        0.1
                                    565,000     Hokkaido Coca-Cola Bottling Co., Ltd.       7,764,597        6,924,020        0.1
                                    690,000     Kinki Coca-Cola Bottling Co., Ltd.         10,868,372        8,320,588        0.1
                                  1,041,000     Mikuni Coca-Cola Bottling Co., Ltd.        14,998,840       12,757,353        0.2
                                    904,000     Sanyo Coca-Cola Bottling Co., Ltd.         13,028,710       12,230,588        0.1
                                                                                       --------------   --------------      ------
                                                                                           58,867,555       50,103,431        0.6
              Capital Goods       3,808,000     Mitsubishi Heavy Industries, Ltd.          23,136,107       29,456,000        0.3

              Electrical            453,000     Chudenko Corp.                             14,271,558       16,565,588        0.2
              Construction          650,000     Kinden Corporation                         13,009,801       11,151,961        0.1
                                     31,000     Taihei Dengyo Kaisha Ltd.                     638,911          516,667        0.0
                                                                                       --------------   --------------      ------
                                                                                           27,920,270       28,234,216        0.3

              Electrical            578,000     Murata Manufacturing Co., Ltd.             18,778,882       20,343,333        0.2
              Equipment           1,360,000     Sumitomo Electric Industries               15,481,185       15,733,333        0.2
                                                                                       --------------   --------------      ------
                                                                                           34,260,067       36,076,666        0.4

              Insurance           2,345,000     Dai-Tokyo Fire & Marine Insurance
                                                Co., Ltd.                                  15,209,869       15,104,559        0.2
                                    665,000     Fuji Fire & Marine Insurance
                                                Co., Ltd.                                   3,727,641        3,233,725        0.0
                                  2,384,000     Koa Fire & Marine Insurance
                                                Co., Ltd.                                  13,551,678       13,065,255        0.2
                                    620,000     Mitsui Marine & Fire Insurance
                                                Co., Ltd.                                   5,004,638        3,738,235        0.0
                                  1,669,000     Nichido Fire & Marine Insurance
                                                Co., Ltd.                                  10,892,520       12,517,500        0.2
                                  1,351,000     Nippon Fire & Marine Insurance
                                                Co., Ltd.                                   6,970,280        7,284,804        0.1
                                  2,408,000     Sumitomo Marine & Fire Insurance
                                                Co., Ltd.                                  18,939,904       17,233,725        0.2
                                  2,075,000     Tokio Marine & Fire Insurance
                                                Co., Ltd.                                  22,188,264       21,360,294        0.3
                                  1,130,000     Yasuda Fire & Marine Insurance
                                                Co., Ltd.                                   8,101,705        6,868,627        0.1
                                                                                       --------------   --------------      ------
                                                                                          104,586,499      100,406,724        1.3

              Office Equipment    1,407,000     Canon, Inc.                                19,624,604       24,139,706        0.3

              Packaging &           901,000     Toyo Seikan Kaisha, Ltd.                   23,045,380       25,881,667        0.3
              Containers

              Pharmaceuticals     1,061,000     Sankyo Pharmaceuticals Co., Ltd.           23,391,365       23,404,412        0.3
                                    384,000     Taisho Pharmaceuticals Co.                  7,984,458        6,964,706        0.1
                                                                                       --------------   --------------      ------
                                                                                           31,375,823       30,369,118        0.4

              Restaurants           324,000     Mos Food Services, Inc.                     8,807,909        8,131,765        0.1
                                    270,000 ++++Ohsho Food Service Corp.                    6,049,787        5,267,647        0.1
                                                                                       --------------   --------------      ------
                                                                                           14,857,696       13,399,412        0.2
              Retail Stores         448,000     Ito Yokado Co., Ltd.                       20,618,869       24,552,157        0.3
                                    100,000     Sangetsu Co., Ltd.                          3,160,832        2,274,510        0.0
                                                                                       --------------   --------------      ------
                                                                                           23,779,701       26,826,667        0.3

              Steel                 250,000     Maruichi Steel Tube Ltd.                    4,805,476        4,583,333        0.1

                                                Total Common Stocks in Japan              385,254,903      390,097,136        4.7


Mexico        Foods                 600,000     Grupo Industrial Maseca (ADR)++ (USD)       7,107,853        5,775,000        0.1

                                                Total Common Stocks in Mexico               7,107,853        5,775,000        0.1


Netherlands   Airlines              253,060     KLM Royal Dutch Airlines N.V.               6,265,070        8,370,001        0.1

              Banking               897,150     ABN AMRO Holdings N.V.                     29,821,445       37,760,948        0.4


              Chemicals              39,650     Akzo N.V.                                   4,293,427        4,523,302        0.1
                                    218,208     European Vinyls Corp. International
                                                N.V.                                        9,502,443        6,857,095        0.1
                                                                                       --------------   --------------      ------
                                                                                           13,795,870       11,380,397        0.2

              Electronics           608,500     Philips Electronics N.V.                   20,703,210       23,564,309        0.3

              Insurance             325,000     Aegon N.V.                                  7,013,035       12,358,748        0.1
                                    346,700 ++++Amev N.V.                                  13,640,015       21,811,814        0.3
                                    800,965     Internationale Nederlanden Groep N.V.      30,066,279       47,848,404        0.6
                                                                                       --------------   --------------      ------
                                                                                           50,719,329       82,018,966        1.0

              Miscellaneous--        10,000 ++++Nijverdal Ten Cate N.V.                       501,699          447,562        0.0
              Manufacturing

              Paper & Forest        229,920 ++++Koninklijke KNP (Warrants) (a)                793,687           68,602        0.0
              Products

              Telecommunications     97,000 ++++Koninklijke PTT Nederland N.V.              3,443,046        3,417,661        0.0

                                                Total Common Stocks in the Netherlands    126,043,356      167,028,446        2.0


Norway        Energy & Petroleum    193,100     Norsk Hydro A.S.                            8,087,966        7,704,118        0.1

                                                Total Common Stocks in Norway               8,087,966        7,704,118        0.1


Singapore     Paper & Pulp        1,715,000 ++++Asia Pulp & Paper Company Ltd. (ADR)++
                                                (USD)                                      19,722,500       17,578,750        0.2

                                                Total Common Stocks in Singapore           19,722,500       17,578,750        0.2

Spain         Banking               326,000     Argentaria S.A.                            12,974,203       11,521,607        0.1
                                    587,481     Banco de Santander S.A. (Ordinary)         21,323,786       25,628,527        0.3
                                     61,775     Banco Popular Espanol S.A.                  6,511,311        9,822,200        0.1
                                     83,000 ++++Bank Intercontinental S.A.                  4,607,612        7,200,820        0.1
                                                                                       --------------   --------------      ------
                                                                                           45,416,912       54,173,154        0.6

              Energy &              618,500     Repsol S.A.                                18,566,656       18,486,531        0.2
              Petroleum             212,500     Repsol S.A. (ADR)++ (USD)                   6,126,375        6,295,313        0.1
                                                                                       --------------   --------------      ------
                                                                                           24,693,031       24,781,844        0.3

              Insurance              30,000     Mapfre S.A.                                 1,130,028        1,537,515        0.0

              Manufacturing         192,000 ++++Grupo Fosforera Espanola S.A.               1,670,398          928,905        0.0

              Multi-Industry         45,750     Corporacion Financiera Alba S.A.            1,611,658        2,532,288        0.0

              Real Estate           236,708     Metrovacesa                                 5,888,465        7,220,613        0.1

              Toll Roads            154,000     Autopista Espana (ACESA)                    1,363,246        1,439,606        0.0

              Utilities--           100,000     Empresa Nacional de Electricidad S.A.       3,759,956        4,977,450        0.1
              Electric              591,800     Iberdrola I S.A.                            3,310,030        4,464,584        0.1
                                                                                       --------------   --------------      ------
                                                                                            7,069,986        9,442,034        0.2

                                                Total Common Stocks in Spain               88,843,724      102,055,959        1.2


Sweden        Appliances            232,464     Electrolux AB 'B' Free                     11,264,721        9,951,280        0.1

              Automotive &          797,500     Volvo AB                                   16,028,098       17,971,188        0.2
              Equipment

              Banking               965,750     Stadshypotek AB                            14,244,129       17,541,093        0.2

              Electrical Equipment  120,000     ASEA AB 'B' Free                            6,532,086       11,847,520        0.1

              Industrial            200,000     SKF AB 'A'                                  3,713,376        3,723,076        0.0
                                    458,500     SKF AB 'B' Free                             8,471,575        8,707,927        0.1
                                                                                       --------------   --------------      ------
                                                                                           12,184,951       12,431,003        0.1

              Multi-Industry        150,000     Svedala Industry AB Free                    2,403,461        3,809,746        0.0

              Paper & Forest        209,850 ++++Mo och Domsjo AB                           12,519,310       10,691,301        0.1
              Products              500,000     Stora Kopparbergs Bergslags AB              6,400,698        6,066,955        0.1
                                                                                       --------------   --------------      ------
                                                                                           18,920,008       16,758,256        0.2

                                                Total Common Stocks in Sweden              81,577,454       90,310,086        0.9

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                                     Shares                                                                  Value      Percent of
COUNTRY       Industries               Held         Common Stocks                           Cost           (Note 1a)    Net Assets
Switzerland   Chemicals              33,040     Ciba-Geigy AG (Registered)             $   16,539,906   $   28,655,656        0.3%

              Electrical              9,335     BBC Brown Boveri & Cie (Bearer)             6,132,164       10,847,181        0.1
              Equipment

              Financial             162,000     CS Holdings AG                             15,391,757       16,580,201        0.2
              Services

              Pharmaceuticals         1,260     Roche Holdings AG                           8,104,008        9,171,519        0.1

                                                Total Common Stocks in Switzerland         46,167,835       65,254,557        0.7


United        Automotive Parts    1,036,000     Turner & Newall PLC                         2,948,994        2,351,153        0.0
Kingdom
              Conglomerates          50,000     Hanson PLC Sponsored (ADR)++ (USD)            947,577          775,000        0.0

              Environmental         940,000 ++++Waste Management International PLC
                                                (ADR)++ (USD)                               9,206,375        9,517,500        0.1

              Food & Beverage     1,360,600     Grand Metropolitan PLC                      8,858,753        9,424,835        0.1
                                     35,000     Grand Metropolitan PLC (ADR)++ (USD)        1,031,100          962,500        0.0
                                    230,300     Tate & Lyle PLC                             1,555,052        1,635,345        0.0
                                    290,300     Unilever                                    4,372,100        5,642,455        0.1
                                                                                       --------------   --------------      ------
                                                                                           15,817,005       17,665,135        0.2

              Industrial--Other   1,148,000     Tomkins PLC                                 3,813,189        4,529,827        0.1

              Insurance             339,800     Prudential Corp. PLC                        1,639,768        2,125,392        0.0

              Oil/Integrated--      518,100     British Petroleum Company PLC (The)         3,783,528        3,814,191        0.0
              International

              Pharmaceuticals       500,000     SmithKline Beecham Corp. PLC
                                                (ADR)++ (USD)                              13,633,894       25,937,500        0.3
                                    300,000     Zeneca Group PLC                            2,825,141        5,591,393        0.1
                                                                                       --------------   --------------      ------
                                                                                           16,459,035       31,528,893        0.4

              Steel               1,500,000     British Steel PLC                           4,081,599        3,872,698        0.0

              Telecommunications     84,600     Vodafone Group PLC                            307,947          349,205        0.0

                                                Total Common Stocks in the
                                                United Kingdom                             59,005,017       76,528,994        0.8

United States Apparel               155,000     Authentic Fitness Corp.                     2,681,739        3,177,500        0.0
                                    860,000 ++++Fruit of the Loom, Inc.                    23,555,786       14,942,500        0.2
                                    373,900     Liz Claiborne, Inc.                         8,022,626       10,609,413        0.1
                                                                                       --------------   --------------      ------
                                                                                           34,260,151       28,729,413        0.3

              Automobiles           350,000     General Motors Corp.                       13,282,191       15,312,500        0.2

              Automotive            438,800 ++++Collins & Aikman Group Inc.                 3,416,149        3,510,400        0.0
                                    284,900     Snap-On, Inc.                               9,013,519       12,072,638        0.1
                                                                                       --------------   --------------      ------
                                                                                           12,429,668       15,583,038        0.1

              Banking               300,000     Bank of New York                            7,966,376       12,600,000        0.2
                                    319,000     Bankers Trust Co.                           7,620,125        7,935,125        0.1
                                    129,500     Banknorth Group, Inc.                       1,865,422        4,111,625        0.1
                                    200,000     Barnett Banks Inc.                          8,134,897       11,050,000        0.1
                                    400,000     California Federal Bank                     3,469,896        5,900,000        0.1
                                    396,700     Charter One Financial, Inc.                 7,456,798       11,206,775        0.1
                                    800,000     Chemical Banking Corp. (c)                 29,541,409       45,500,000        0.5
                                  1,017,100     City National Corp.                         7,293,719       13,476,575        0.2
                                  1,000,000     Comerica Inc.                              26,977,513       33,625,000        0.4
                                    400,000     CoreStates Financial Corp.                 10,816,733       14,550,000        0.2
                                    707,800     First of America Bank                      25,666,256       30,169,975        0.4
                                  1,250,000     First Commerce Corp.                       31,823,468       38,437,500        0.5
                                  1,406,102     KeyCorp                                    41,572,512       47,455,943        0.6


                                    707,900     Mellon Bank Corp.                          25,343,868       35,483,488        0.4
                                    450,000     NBD Bancorp, Inc.                          13,768,555       17,100,000        0.2
                                    642,900     Onbancorp, Inc.                            17,898,523       18,804,825        0.2
                                    368,000     Oriental Bank and Trust+++++                5,050,248        5,428,000        0.1
                                     45,000     Premier Bancorp.                              708,437          922,500        0.0
                                  1,100,000     Republic New York Corp.                    49,526,909       64,487,500        0.8
                                     71,800     Roosevelt Financial Group, Inc.             1,115,413        1,139,825        0.0
                                    450,000     Southern National Corp.                     8,670,728       11,587,500        0.1
                                                                                       --------------   --------------      ------
                                                                                          332,287,805      430,972,156        5.3

              Communications        185,700     Comsat Corp.                                4,308,767        3,690,788        0.0
                                    104,500     GTE Corp.                                   3,514,166        4,310,625        0.1
                                                                                       --------------   --------------      ------
                                                                                            7,822,933        8,001,413        0.1

              Computers             100,000     Boole & Babbage, Inc.                       1,329,492        3,575,000        0.0
                                    500,000     Borland International Corp.                 5,038,547        6,750,000        0.1
                                    100,000     International Business Machines Corp.       4,312,572        9,725,000        0.1
                                  1,100,000 ++++Unisys Corp.                               12,291,367        6,187,500        0.1
                                                                                       --------------   --------------      ------
                                                                                           22,971,978       26,237,500        0.3
              Conglomerates         125,000 ++++ADT Limited                                 1,434,405        1,750,000        0.0

              Construction &        153,800     Centex Corp.                                3,880,118        5,036,950        0.1
              Housing               500,000 ++++K. Hovnanian Enterprises, Inc.
                                                (Class A)                                   4,920,209        3,437,500        0.0
                                                                                       --------------   --------------      ------
                                                                                            8,800,327        8,474,450        0.1

              Construction          700,000     TJ International, Inc.                     12,547,379       12,075,000        0.1
              Products

              Energy & Petroleum    163,900     Ashland Coal, Inc.                          4,132,919        3,892,625        0.0
                                     49,500     Cabot Oil & Gas Corp. (Class A)               529,030          662,063        0.0
                                    200,000     Gerrity Oil & Gas Corp.                     2,532,464          725,000        0.0
                                    130,000     Helmerich & Payne, Inc. (c)                 2,773,423        3,363,750        0.0
                                     46,400     Mitchell Energy Development Corp.
                                                (Class A)                                     675,717          765,600        0.0
                                    174,350     Mitchell Energy Development Corp.
                                                (Class B)                                   2,755,451        2,833,188        0.0
                                     50,000     Murphy Oil Corp.                            1,899,720        1,893,750        0.0
                                    106,100 ++++Nuevo Energy Co.                            2,048,791        2,347,463        0.0
                                  1,500,000     Occidental Petroleum Corp.                 28,058,743       32,250,000        0.4
                                     61,200     Pennzoil Co.                                3,775,844        2,310,300        0.0
                                    235,828     Plains Resources, Inc.+++                   1,381,815        1,621,318        0.0
                                  1,094,247     Santa Fe Energy Resources, Inc.            10,119,883        9,711,442        0.1
                                    211,514 ++++Transamerica Refining Corp.
                                                (Warrants) (a)                                531,220          740,299        0.0
                                  1,170,600 ++++TransTexas Gas Corp.                       14,138,400       18,144,300        0.2
                                    600,000     USX-Marathon Group                         10,542,976       10,650,000        0.1
                                    138,800     Unocal Corp.                                3,272,336        3,643,500        0.0
                                                                                       --------------   --------------      ------
                                                                                           89,168,732       95,554,598        0.8

              Financial Services    737,800     Student Loan Marketing Association         31,844,221       43,437,975        0.5

SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)
                                     Shares                                                                  Value      Percent of
COUNTRY       Industries               Held         Common Stocks                           Cost           (Note 1a)    Net Assets
United States Food & Tobacco        300,000     Philip Morris Companies, Inc.          $   14,792,859   $   25,350,000        0.3%
(concluded)                         212,462     RJR Nabisco, Inc.                           5,842,716        6,533,207        0.1
                                                                                       --------------   --------------      ------
                                                                                           20,635,575       31,883,207        0.4
              Healthcare            360,000 ++++Advocat, Inc.+++++                          3,422,500        3,870,000        0.0
              Services              600,000     Baxter International, Inc.                 12,857,880       23,175,000        0.3
                                    400,000 ++++Beverly Enterprises, Inc.                   4,291,401        4,700,000        0.1
                                    546,500     US Surgical Corp.                          11,871,438       13,389,250        0.2
                                                                                       --------------   --------------      ------
                                                                                           32,443,219       45,134,250        0.6

              Index-Related  USD     40,800     Republic of Austria Stock Index
                                                Growth Notes due 8/15/1996                    432,941          683,400        0.0

              Industrial            200,000 ++++American Standard, Inc.                     6,011,000        5,350,000        0.1
                                    915,000     BW/IP Holdings, Inc.                       15,816,387       14,868,750        0.2
                                    179,802     Cooper Industries, Inc.                     6,534,892        6,068,318        0.1
                                                                                       --------------   --------------      ------
                                                                                           28,362,279       26,287,068        0.4

              Insurance             913,400     Ace, Ltd.                                  20,951,269       31,055,600        0.4
                                    200,000     Aetna Life & Casualty Co.                  10,524,804       14,075,000        0.2
                                    150,000     Alexander & Alexander Services, Inc.        2,461,336        3,356,250        0.0
                                    510,000     American General Corp.                     13,187,448       16,766,250        0.2
                                    571,000     Horace Mann Educators, Inc.                13,654,588       15,202,875        0.2
                                    640,200     Lincoln National Corp.                     23,466,317       28,568,925        0.3
                                    680,000     PartnerRe Holdings, Ltd.                   13,404,414       18,020,000        0.2
                                                                                       --------------   --------------      ------
                                                                                           97,650,176      127,044,900        1.5

              Metals                140,000     Aluminum Co. of America                     4,698,667        7,140,000        0.1
                                    200,000     Nucor Corporation                           8,824,828        9,625,000        0.1
                                    132,800     Reynolds Metals Co.                         5,801,771        6,689,800        0.1
                                                                                       --------------   --------------      ------
                                                                                           19,325,266       23,454,800        0.3

              Multi-Industry         90,000     Loews Corp.                                 7,934,294       13,196,250        0.2

              Natural Resources     210,519     Freeport-McMoRan Copper & Gold Inc.
                                                (Class B)                                   3,665,657        4,789,307        0.1

              Oil Services          150,000     Arethusa (Offshore) Ltd.                    1,610,522        2,906,250        0.0
                                    149,800 ++++Atwood Oceanics, Inc.                       1,238,663        2,902,375        0.0
                                  3,614,375     Noble Drilling Corp.                       25,124,880       25,300,625        0.3
                                                                                       --------------   --------------      ------
                                                                                           27,974,065       31,109,250        0.3

              Pharmaceuticals/      424,300 ++++Alteon Inc.                                 3,930,388        3,871,738        0.0
              Biotechnology         435,000 ++++Applied Immune Sciences, Inc.               6,160,143        5,002,500        0.1
                                    600,000     Bristol-Myers Squibb Co.                   33,254,124       45,750,000        0.5
                                    450,000     Merck & Co., Inc.                          15,115,266       25,875,000        0.3
                                                                                       --------------   --------------      ------
                                                                                           58,459,921       80,499,238        0.9
              Pollution Control     646,900     WMX Technologies, Inc.                     16,148,443       18,194,063        0.2

              Publishing            175,000     Gannett Co., Inc.                           8,375,486        9,515,625        0.1
                                    301,500     New York Times Co. (Class A)                7,158,778        8,366,625        0.1
                                    140,138     Times Mirror Co. (Class A)                  3,016,629        4,064,002        0.1
                                                                                       --------------   --------------      ------
                                                                                           18,550,893       21,946,252        0.3

              Real Estate            44,200     CBL & Associates Properties, Inc.             911,625          939,250        0.0
              Investment Trusts     504,600     Carr Realty Corp.                          10,031,714        9,587,400        0.1
                                    500,000     First Union Real Estate Investments         3,764,840        3,562,500        0.0

                                    661,300     Mid-America Realty Investments              6,616,640        5,207,738        0.1
                                    100,000     Mid-Atlantic Realty Trust Co.                 917,500          825,000        0.0
                                    830,000     Prime Residential, Inc.                    13,262,250       14,525,000        0.2
                                    400,000     Taubman Centers, Inc.                       3,807,537        3,850,000        0.0
                                                                                       --------------   --------------      ------
                                                                                           39,312,106       38,496,888        0.4

              Restaurants           300,000     Buffets, Inc.                               3,157,818        3,750,000        0.0

              Retail Stores         608,500     Baker (J.), Inc.                           10,187,765        3,498,875        0.0
                                    643,200 ++++Burlington Coat Factory Warehouse           7,035,315        7,155,600        0.1
                                    516,900 ++++Buttrey Food & Drug Stores Co.+++++         4,084,486        3,812,138        0.0
                                    105,000     Dayton-Hudson Corp.                         6,995,242        7,218,750        0.1
                                  1,110,000 ++++Filene's Basement Corp.+++++               10,092,619        3,607,500        0.0
                                  1,373,500 ++++Payless Cashways, Inc.                     17,027,625        7,897,625        0.1
                                    936,600 ++++The Vons Companies, Inc.                   15,500,535       23,766,225        0.3
                                                                                       --------------   --------------      ------
                                                                                           70,923,587       56,956,713        0.6

              Savings Banks         257,500     Bankers Corp.                               1,552,137        4,345,313        0.1
                                    320,000 ++++Brooklyn Bancorp, Inc. (e)                  8,076,252       12,600,000        0.2
                                  1,550,768 ++++Dime Bancorp, Inc.                         10,588,158       16,476,910        0.2
                                    196,400     Downey Savings & Loan Association           2,896,670        4,001,650        0.1
                                  1,700,553     Glendale Federal Savings Bank              14,904,352       27,208,848        0.3
                                    770,194     Glendale Federal Savings Bank
                                                (Warrants) (a)                                     --        5,295,084        0.1
                                                                                       --------------   --------------      ------
                                                                                           38,017,569       69,927,805        1.0

              Specialty Retailing   400,000     Sotheby's Holdings, Inc. (Class A)          4,879,559        5,550,000        0.1
                                    830,000 ++++Toys 'R' Us, Inc.                          20,640,978       18,156,250        0.2
                                                                                       --------------   --------------      ------
                                                                                           25,520,537       23,706,250        0.3

              Telecommunications    123,057 ++++Cox Communication, Inc.                     1,820,315        2,307,319        0.0

              Textiles            2,825,200 ++++Burlington Industries, Inc.+++++           37,451,653       31,430,350        0.4
              Utilities--         1,250,000     Allegheny Power System, Inc.               27,315,551       32,968,750        0.4
              Electric & Gas        125,000     CMS Energy Corp.                            2,290,025        3,453,125        0.0
                                  2,101,000     Centerior Energy Corp.                     28,664,979       21,010,000        0.3
                                    100,000     Consolidated Edison Company, Inc.           2,923,495        3,037,500        0.0
                                  1,780,000     Entergy Corp.                              47,516,856       50,730,000        0.6
                                    475,000     FPL Group, Inc.                            14,363,265       19,890,625        0.2
                                    300,000     General Public Utilities Corp.              8,663,891        9,375,000        0.1
                                     40,446 ++++Great Bay Power Corp.                       2,549,753          313,456        0.0
                                  1,500,000     Niagara Mohawk Power Corp.                 23,789,306       16,125,000        0.2
                                    844,600     Texas Utilities Co.                        26,942,999       31,039,050        0.4
                                  1,148,800     Unicom Corporation                         27,549,620       37,623,200        0.4
                                                                                       --------------   --------------      ------
                                                                                          212,569,740      225,565,706        2.6

              Utilities--Gas        115,650     Atmos Energy Corp.                          1,445,257        2,110,612        0.0

                                                Total Common Stocks in the
                                                United States                           1,328,651,101    1,564,601,671       18.3


                                                Total Investments in Common Stocks      2,517,484,717    2,878,487,712       33.2

SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)
                                     Shares                                                                  Value      Percent of
COUNTRY       Industries               Held         Equity Closed-End Funds                 Cost           (Note 1a)    Net Assets
Austria       Financial Services    320,000     Austria Fund (USD)                     $    2,642,432   $    2,520,000        0.0%

                                                Total Equity Closed-End Funds
                                                in Austria                                  2,642,432        2,520,000        0.0


Ireland       Financial Services    150,000     Irish Investment Fund, Inc. (USD)           1,086,041        1,687,500        0.0

                                                Total Equity Closed-End Funds
                                                in Ireland                                  1,086,041        1,687,500        0.0


Italy         Financial Services    150,000     Italy Fund (USD)                            1,198,520        1,125,000        0.0

                                                Total Equity Closed-End Funds
                                                in Italy                                    1,198,520        1,125,000        0.0

Portugal      Financial Services     39,500 ++++Capital Portugal Fund                       2,052,116        3,532,470        0.0
                                     25,600     Jakarta Growth Fund (USD)                     158,080          227,200        0.0
                                     40,000     Portugal Fund (USD)                           360,368          465,000        0.0
                                                                                       --------------   --------------      ------
                                                                                            2,570,564        4,224,670        0.0

                                                Total Equity Closed-End Funds
                                                in Portugal                                 2,570,564        4,224,670        0.0


Spain         Financial Services    300,100     Growth Fund of Spain, Inc. (USD)            2,630,827        3,151,050        0.0

                                                Total Equity Closed-End Funds
                                                in Spain                                    2,630,827        3,151,050        0.0


United States Financial Services    166,666     European Warrant Fund                       1,363,723        1,187,495        0.0

                                                Total Equity Closed-End Funds
                                                in the United States                        1,363,723        1,187,495        0.0


                                                Total Investments in Equity Closed-
                                                End Funds                                  11,492,107       13,895,715        0.0


                                                     Preferred Stocks

Germany       Multi-Industry         45,000     R.W.E. AG                                   8,725,424       12,781,179        0.2

                                                Total Preferred Stocks in Germany           8,725,424       12,781,179        0.2


New Zealand   Finance             5,585,700     Brierly Investments, Ltd.
                                                (9% Convertible)                            3,515,477        3,980,884        0.1

                                                Total Preferred Stocks in New Zealand       3,515,477        3,980,884        0.1


Norway        Financial Services    175,000     A/S Eksportfinans (8.70%) (USD)             4,377,500        4,571,875        0.1

                                                Total Preferred Stocks in Norway            4,377,500        4,571,875        0.1


Spain         Banking               225,000     Santander Overseas Bank (8%, Series D)
                                                (USD)                                       5,463,250        5,568,750        0.1

                                                Total Preferred Stocks in Spain             5,463,250        5,568,750        0.1

United        Engineering           750,000     AMEC PLC (6.50% Convertible)                  968,501          747,259        0.0
Kingdom
              Retail Stores         545,000 ++++Signet Group (Convertible)
                                                (ADR)++ (USD)                               2,194,907        4,223,750        0.1

                                                Total Preferred Stocks in the
                                                United Kingdom                              3,163,408        4,971,009        0.1


United States Automobiles &          20,000     Ford Motor Co. (8.40% Convertible,
              Equipment                         Series A)                                   1,000,000        1,880,000        0.0

              Banking                55,000     California Federal Bank (10.625%)           5,500,000        6,022,500        0.1
                                    100,000     First Nationwide Bank (11.50%)             10,000,000       11,400,000        0.1
                                    100,000     Fourth Financial Corp. (Convertible,
                                                Class A)                                    2,500,000        3,200,000        0.0

                                    130,300     Marine Midland Banks, Inc. (Adjustable
                                                Rate, Series A)                             5,219,925        5,847,212        0.1
                                    100,000     Onbancorp, Inc. (6.75% Convertible,
                                                Series B)                                   2,668,750        2,650,000        0.0
                                                                                       --------------   --------------      ------
                                                                                           25,888,675       29,119,712        0.3

              Energy &              150,000 ++++Grant Tensor Corp. (9.75% Convertible)      1,853,375        2,250,000        0.0
              Petroleum              64,219     Santa Fe Energy Resources, Inc. (7%)          954,075        1,163,969        0.0
                                    460,000     Santa Fe Energy Resources, Inc.
                                                (Convertible, Class A)                      4,082,500        4,485,000        0.1
                                                                                       --------------   --------------      ------
                                                                                            6,889,950        7,898,969        0.1

              Health Care         1,080,000     US Surgical Corp. (Convertible)            24,354,000       31,185,000        0.4

              Homebuilding &        165,800     Beazer Homes USA, Inc. (Exchangable,
              Construction                      Series A)                                   4,145,000        4,621,675        0.1

              Natural Resources      85,000     Alumax Inc. (Convertible, Series A)         7,240,312       10,561,250        0.1
                                    150,000     Cyprus Amax Minerals Co. (Convertible,
                                                Series A)                                   9,188,313        9,000,000        0.1
                                    348,700     Freeport-McMoRan Copper & Gold, Inc.
                                                (Convertible)                               7,918,834        8,325,212        0.1
                                    219,000     Freeport-McMoRan Inc.
                                                (Convertible--Gold)                         7,703,330        7,336,500        0.1
                                                                                       --------------   --------------      ------
                                                                                           32,050,789       35,222,962        0.4

              Oil Service           447,200     Noble Drilling Corp. (Convertible)         10,745,382       10,732,800        0.1

              Paper & Forest        200,000     Boise Cascade Corp. (Convertible,
              Products                          Series G)                                   4,225,000        6,100,000        0.1
                                    288,200     James River Corp. of Virginia
                                                (9% Convertible, Series P)                  4,971,450        8,790,100        0.1
                                                                                       --------------   --------------      ------
                                                                                            9,196,450       14,890,100        0.2
              Publishing             59,862     Times Mirror Company (Convertible,
                                                Series B)                                   1,340,838        1,444,171        0.0

              Real Estate           728,000     Catellus Development Corp.
                                                (7.25% Convertible Exchangeable,
                                                Series B)                                  33,521,250       27,664,000        0.3

              Real Estate           666,000     National Health Investors, Inc.
              Investment                        (8.50% Convertible)                        16,650,000       18,065,250        0.2
              Trusts                585,000     Prime Retail, Inc. (8.50% Convertible,
                                                Series B)                                  10,456,875       10,749,375        0.1
                                    835,500     Prime Retail, Inc. (10.50%)                19,316,161       16,292,250        0.2
                                                                                       --------------   --------------      ------
                                                                                           46,423,036       45,106,875        0.5

              Savings Banks         619,900     Glendale Federal Savings Bank
                                                (8.75% Convertible, Series E)              15,070,337       26,113,287        0.3

                                                Total Preferred Stocks in the
                                                United States                             210,625,707      235,879,551        2.7


                                                Total Investments in Preferred Stocks     235,870,766      267,753,248        3.3

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                          Currency     Face                                                                 Value       Percent of
COUNTRY       Industries Denomination Amount          Fixed-Income Securities              Cost           (Note 1a)     Net Assets
Argentina     Banking    USD     22,000,000     Banco de Galicia y Buenos Aires S.A.
                                                de C.V., 9% due 11/01/2003             $   21,506,460   $   16,610,000        0.2%
                                                Banco Rio de la Plata:
                         USD     47,500,000       (Class 3), 8.50% due 7/15/1998           47,908,125       44,531,250        0.5
                         USD     56,000,000        8.75% due 12/15/2003                    47,165,825       42,910,000        0.5
                                                                                       --------------   --------------      ------
                                                                                          116,580,410      104,051,250        1.2
              Government                        Republic of Argentina:
              Obliga-    USD    145,000,000       Discount Notes, 6.875% due
              tions                               3/31/2023                               105,765,218       81,743,750        1.0
                         USD    165,000,000       Floating Rate Bonds, Series L,
                                                  6.812% due 3/31/2005                     86,090,000       97,968,750        1.2
                         USD     22,500,000       Global Bonds, 8.375% due 12/20/2003      16,943,750       16,368,750        0.2
                         USD    324,000,000       Par Bonds, 5% due 3/31/2023             163,326,307      154,305,000        1.8
                                                                                       --------------   --------------      ------
                                                                                          372,125,275      350,386,250        4.2

                                                Total Fixed-Income Securities in
                                                Argentina                                 488,705,685      454,437,500        5.4


Australia     Building & USD     26,410,000     Lend Lease Finance International,
              Construction                      4.75% due 6/01/2003                        28,765,793       30,899,700        0.4

              Food       USD     14,000,000     Burns, Philp & Company Ltd.,
              Processing                        Convertible Bonds, 5.50% due 4/30/2004     11,976,950       11,900,000        0.1

                                                Total Fixed-Income Securities
                                                in Australia                               40,742,743       42,799,700        0.5


Brazil        Government USD     35,000,000     Brazil Exit Bonds, 6% due 9/15/2013        19,572,768       17,762,500        0.2
              Obligations                       Republic of Brazil:
                         USD     37,050,000       6.687% due 1/01/2001 (d)                 28,959,563       31,677,750        0.4
                         USD      5,000,000       Discount Notes, 6.812% due 4/15/2024      3,100,000        2,968,750        0.0
                         USD    200,000,000       Par Z-L Step Up, 4.25% due 4/15/2024     77,492,950       97,000,000        1.1
                                                                                       --------------   --------------      ------
                                                                                          129,125,281      149,409,000        1.7

              Media/     USD     15,000,000     Abril S.A., 12% due 10/25/2003             15,030,000       14,981,250        0.2
              Publishing

                                                Total Fixed-Income Securities
                                                in Brazil                                 144,155,281      164,390,250        1.9


Canada        Cable      CAD      7,545,000     Rogers Cablesystem Inc., 9.65% due
                                                1/15/2014                                   4,397,424        4,850,960        0.1

              Hotel/     USD     23,500,000     Four Seasons Hotel, Inc., 9.125% due
              Leisure                           7/01/2000+++                               23,401,875       22,971,250        0.3

              Industria  USD     77,000,000     International Semi-Tech Micro-
                                                electronics Inc., 11.50% due
                                                8/15/2003 (b)                              45,133,076       39,847,500        0.5
              Oil &                             Mark Resources Inc., Convertible
              Related                                 Bonds:
                         CAD      7,250,000       7% due 4/15/2002                          5,052,564        4,701,826        0.1
                         CAD      1,250,000       8% due 11/30/2004                           943,556          866,567        0.0
                         CAD     14,500,000     Talisman Energy Inc. (Ex-Warrants),
                                                8.50% due 12/01/2000                       11,040,982       10,754,752        0.1
                                                                                       --------------   --------------      ------
                                                                                           17,037,102       16,323,145        0.2

              Paper &    CAD      2,000,000     Macmillan Bloedel Limited,
              Forest                            Convertible Bonds, 5% due 5/01/2007         1,024,416        1,177,786        0.0
              Products

              Real                              Olympia & York Inc.+++:
              Estate     CAD     57,194,000       Series 1, 10.70% due 11/04/1995          29,626,733       29,097,954        0.3
                         CAD     34,000,000       Series 2, 11% due 11/04/1998             18,060,242       17,297,801        0.2
                                                                                       --------------   --------------      ------
                                                                                           47,686,975       46,395,755        0.5

              Resources  CAD     52,000,000     Sherritt, Inc., 11% due 3/31/2004          37,605,634       39,440,924        0.5

                         USD     32,500,000     Sifto Canada, Inc., 8.50% due
                                                7/15/2000                                  32,375,188       30,468,750        0.4
                                                                                       --------------   --------------      ------
                                                                                           69,980,822       69,909,674        0.9

                                                Total Fixed-Income Securities
                                                in Canada                                 208,661,690      201,476,070        2.5


France        Auto-      FRF          5,500     Peugeot, Convertible Bonds, 2% due
              mobiles                           1/01/2001                                     992,341        1,088,852        0.0

              Banking    FRF         58,000     Societe Generale, Convertible Bonds
                                                (New), 3.50% due 1/01/2000                  7,499,838        8,632,613        0.1

              Government ECU      2,000,000     Credit Local de France, 8.683% due
              Obligations                       10/16/2001 (b)                              1,696,399        1,682,925        0.0
                                                Government of France:
                         FRF    285,000,000       7.75% due 10/25/2005                     58,508,973       60,156,618        0.7
                         FRF    832,000,000       8.50% due 10/25/2019                    160,403,364      180,912,519        2.1
                         ECU    151,000,000       8.25% due 4/25/2022                     173,488,921      195,134,057        2.3
                                                                                       --------------   --------------      ------
                                                                                          394,097,657      437,886,119        5.1

              Industrial FRF         30,000     Alcatel Alsthom, Convertible Bonds,
                                                2.50% due 1/01/2004                         3,926,887        4,627,843        0.1

              Insurance  FRF         35,500     Finaxa, Convertible Bonds, 3% due
                                                1/01/2001                                   9,060,172       10,436,687        0.1

              Multi-     FRF          8,713     Compagnie Generale des Eaux,
              Industry                          Convertible Bonds, 6% due 1/01/1998         4,859,722        5,743,855        0.1

                                                Total Fixed-Income Securities
                                                in France                                 420,436,617      468,415,969        5.5

Germany       Banking    DEM      2,310,000     Commerzbank AG, Floating Rate
                                                Convertible Bonds, 2% due 6/15/2001         1,556,456        2,311,973        0.0

              Government DEM    275,000,000     Bundesrepublic Deutscheland, 7.75% due
              Obligations                       10/01/2004                                200,300,000      209,656,179        2.5
                         DEM    137,000,000     Treuhandanstalt, 7.50% due 9/09/2004       88,369,351      104,066,558        1.2
                                                                                       --------------   --------------      ------
                                                                                          288,669,351      313,722,737        3.7

              Government DEM     64,000,000     Baden-Wuerttemberg, 6.20% due
              Obligations                       11/22/2013                                 37,148,769       44,282,460        0.5
              --Regional DEM     57,500,000     Freie Hansestadt Hamburg, 6.08% due
                                                11/29/2018                                 33,152,404       39,539,436        0.5
                         DEM    168,000,000     Land Hessen, 6% due 11/29/2013             96,916,825      114,626,993        1.3
                         DEM    110,000,000     Mecklenberg Vorpommern, 6.15% due
                                                6/16/2023                                  61,012,437       73,291,572        0.9
                         DEM    134,950,000     Nordrhein-Westfalen, 6.125% due
                                                12/21/2018                                 77,420,913       92,797,338        1.1
                                                Rheinland-Pfalz:
                         DEM     33,000,000       5.75% due 2/24/2014                      18,324,663       22,046,199        0.3
                         DEM     64,000,000       6.08% due 11/29/2018                     36,935,547       43,781,321        0.5
                         DEM     47,000,000       Sachsen-Anhalt, 6% due 1/10/2014         26,915,615       31,783,884        0.4
                                                                                       --------------   --------------      ------
                                                                                          387,827,173      462,149,203        5.5

              Industrial USD      1,000,000     Siemens Corp. (with Warrants), 8% due
                                                6/24/2002 (a)                               1,318,750        1,360,200        0.0
              Utilities  USD      5,875,000     Veba International Finance (Warrants),
              --Electric                        6% due 4/06/2000 (a)                        7,083,300       10,535,050        0.1

                                                Total Fixed-Income Securities
                                                in Germany                                686,455,030      790,079,163        9.3


Hong Kong     Industrial USD     11,300,000     Johnson Electric Holdings Ltd.,
                                                Convertible Bonds, 4.50% due 11/05/2000    10,093,905       10,113,500        0.1%

              Retail     USD     11,500,000     Dairy Farm International Holdings Ltd.
                                                (Preferred), 6.50% due 5/10/2049            9,118,375        8,653,750        0.1

                                                Total Fixed-Income Securities in
                                                Hong Kong                                  19,212,280       18,767,250        0.2


Indonesia     Industrial USD      2,000,000     PT Indorayon, Convertible Bonds,
                                                5.50% due 10/01/2002                        2,363,125        2,170,000        0.0

                                                Total Fixed-Income Securities
                                                in Indonesia                                2,363,125        2,170,000        0.0

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                          Currency     Face                                                                 Value       Percent of
COUNTRY       Industries Denomination Amount          Fixed-Income Securities              Cost           (Note 1a)     Net Assets
Italy         Telecom-                          Softe SA-LUX:
              munica-    ITL 11,500,000,000       Convertible Bonds, 4.25% due
              tions                               7/30/1998                            $    7,894,814   $    8,383,083        0.1%
                         ITL 16,760,000,000       (Ex-Warrants), 8.75% due 3/24/1997       10,756,360       10,151,001        0.1

                                                Total Fixed-Income Securities in Italy     18,651,174       18,534,084        0.2


Japan         Auto-      JPY    400,000,000     Toyota Motor Corp., Convertible Bonds,
              mobiles                           1.20% due 1/28/1998                         2,477,431        4,176,471        0.1
              & Equipment

              Elec-      JPY    988,000,000     Matsushita Electric Works, Convertible
              tronics                           Bonds, 2.70% due 5/31/2002                  9,691,544       11,061,725        0.1

              Insurance  JPY     13,000,000     Mitsui Marine & Fire Insurance Co.,
                                                Ltd., 0.70% due 3/31/2003                     118,211          124,265        0.0
                         JPY      8,000,000     Nichido Fire & Marine Insurance Co.,
                                                Ltd., 1% due 3/31/2003                         75,240           78,431        0.0
                                                                                       --------------   --------------      ------
                                                                                              193,451          202,696        0.0

                                                Total Fixed-Income Securities
                                                in Japan                                   12,362,426       15,440,892        0.2


Korea         Energy     USD      6,250,000     Ssangyong Oil Corp., 3.75% due
                                                12/31/2008                                  6,681,062        6,531,250        0.1

                                                Total Fixed-Income Securities in Korea      6,681,062        6,531,250        0.1

Mexico        Government USD    165,500,000     Banco Nacional (BNCE), 7.25% due
              Obligations                       2/02/2004                                 134,186,200      120,401,250        1.4
                         USD     32,500,000     Petroleos Mexicanos, 8.625% due
                                                12/01/2023+++                              15,772,500       22,343,750        0.3
                                                United Mexican States:
                         USD     18,583,000       8.50% due 9/15/2002                      15,096,445       15,377,432        0.2
                         USD     85,000,000       Floating Notes, Series A, 6.765% due
                                                  12/31/2019                               72,678,394       56,843,750        0.7
                         USD     38,000,000       Floating Notes, Series B, 7.187% due
                                                  12/31/2019                               32,685,337       25,412,500        0.3
                         USD     25,000,000       Par Bonds, Series B, 6.25% due
                                                  12/31/2019                               11,703,858       14,656,250        0.2
                                                United Mexican States, Rights:
                         USD     83,460,000       (Series A)                                       --               --        0.0
                         USD    130,764,000       (Series B)                                       --               --        0.0

                                                Total Fixed-Income Securities
                                                in Mexico                                 282,122,734      255,034,932        3.1


New Zealand   Utilities  NZD      2,000,000     Natural Gas Corp. Holdings, Convertible
              --Gas                             Bonds, 10.50% due 10/14/1997                1,186,318        2,626,402        0.0

                                                Total Fixed-Income Securities in
                                                New Zealand                                 1,186,318        2,626,402        0.0


Portugal      Banking    ECU     19,300,000     Banco Commercial Portuguese, Convertible
                                                Bonds, 8.75% due 5/21/2002                 26,468,747       26,072,023        0.3

                                                Total Fixed-Income Securities
                                                in Portugal                                26,468,747       26,072,023        0.3


Singapore     Paper &    USD     19,500,000     APP International Finance, 11.75% due
              Forest                            10/01/2005                                 19,500,000       19,792,500        0.2
              Products

                                                Total Fixed-Income Securities
                                                in Singapore                               19,500,000       19,792,500        0.2


South Africa  Metals     USD      5,000,000     Samancor Ltd., 7% due 6/30/2004             4,793,750        4,825,000        0.1

                                                Total Fixed-Income Securities in
                                                South Africa                                4,793,750        4,825,000        0.1


Spain         Government ESP 30,275,000,000     Government of Spain, 10% due 2/28/2005    218,935,863      235,919,086        2.8
              Obligations
                                                Total Fixed-Income Securities
                                                in Spain                                  218,935,863      235,919,086        2.8


Sweden        Industrial ECU      7,000,000     SKF--AB Lyons, Convertible Bonds,
                                                8.01% due 7/26/2002 (b)                     5,450,776        5,344,794        0.1

              Multi-     ECU      1,000,000     Investor International Placements,
              Industry                          Convertible Bonds, 7.25% due 6/21/2001      1,001,412        1,585,818        0.0

                                                Total Fixed-Income Securities
                                                in Sweden                                   6,452,188        6,930,612        0.1


Switzerland   Chemicals  USD     24,945,000     Ciba-Geigy Corp., Convertible Bonds,
                                                6.25% due 3/15/2016+++                     25,632,050       24,945,000        0.3

              Industrial CHF      1,401,000     Ciba-Geigy AG, Convertible Bonds,
                                                2% due 8/09/1998                            1,178,587        1,949,954        0.0

              Newspaper/ CHF      3,020,000     News International PLC, 5.375% due
              Publishing                        4/30/1996                                   1,115,703        2,691,195        0.0

                                                Total Fixed-Income Securities in
                                                Switzerland                                27,926,340       29,586,149        0.3


Taiwan        Metals/    USD      2,220,000     Tung Ho Steel Enterprise, Convertible
              Steel                             Bonds, 4% due 7/26/2001                     2,243,700        2,597,400        0.0

                                                Total Fixed-Income Securities
                                                in Taiwan                                   2,243,700        2,597,400        0.0


United        Building   GBP      3,250,000     Redland Capital PLC, Convertible Bonds,
Kingdom       Materials                         7.25% due 1/28/2002                         5,382,804        4,780,084        0.1

              Energy     GBP     29,990,000     Elf Enterprises Finance PLC,
                                                Convertible Bonds, 8.75% due 6/27/2006     48,109,352       46,954,893        0.6

              Financial  GBP      3,550,000     SG Warburg Group, Convertible Bonds,
              Services                          6.50% due 8/04/2008                         5,416,350        4,772,176        0.1
                         GBP     11,600,000     TransAtlantic Holdings PLC,
                                                Convertible Bonds, 5.50% due 4/30/2009     14,179,895       14,584,593        0.2
                                                                                       --------------   --------------      ------
                                                                                           19,596,245       19,356,769        0.3

              Food &     GBP        750,000     Allied Domecq PLC, 6.75% due 7/07/2008      1,119,092        1,147,576        0.0
              Beverage

              Foods      GBP      7,750,000     Tate & Lyle International, Convertible
                                                Bonds, 5.75% due 3/21/2001                 10,092,554       10,448,773        0.1

              Government GBP     32,000,000     U.K.T.N., Bond, 6.75% due 11/26/2004       47,302,702       46,749,140        0.6
              Obligations

              Industrial USD      2,000,000     HIH Capital Ltd., Convertible Bonds,
                                                7.50% due 9/25/2006                         1,665,000        1,440,000        0.0
                         USD      1,890,000     HIH Capital Ltd., Convertible Bonds
                                                (Bearer), 7.50% due 9/25/2006+++            1,005,400        1,379,700        0.0
                                                                                       --------------   --------------      ------
                                                                                            2,670,400        2,819,700        0.0

              Multi-     GBP      4,875,000     English China Clays PLC, Convertible
              Industry                          Bonds, 6.50% due 9/30/2003                  8,364,034        7,208,675        0.1
                         GBP      6,375,000     Hanson PLC, 9.50% due 1/31/2006            11,769,997       10,157,678        0.1
                                                                                       --------------   --------------      ------
                                                                                           20,134,031       17,366,353        0.2

              Real       GBP        500,000     Land Securities PLC, Convertible Bonds,
              Estate                            6.75% due 12/31/2002                          679,603          769,004        0.0

              Retail     GBP      8,350,000     Sainsbury (J.) PLC, Convertible Bonds,
                                                8.50% due 11/19/2005                       16,072,715       16,506,906        0.2

              Utilities  GBP      2,000,000     National Power PLC, Convertible Bonds,
                                                6.25% due 9/23/2008                         3,262,275        3,597,912        0.0

                                                Total Fixed-Income Securities in the
                                                United Kingdom                            174,421,773      170,497,110        2.1

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                          Currency     Face                                                                 Value       Percent of
COUNTRY       Industries Denomination Amount          Fixed-Income Securities              Cost           (Note 1a)     Net Assets
United        Aerospace  USD      2,750,000     Rohr Industries, Inc., Convertible
States                                          Bonds, 7.75% due 5/15/2004             $    2,750,000   $    3,932,500        0.1%

              Airlines                          USAir Inc.:
                         USD      4,337,927       9.33% due 1/01/2006                       4,229,913        3,871,600        0.0
                         USD     19,300,000       10.375% due 3/01/2013                    17,593,625       18,528,000        0.2
                         USD      7,500,000     USAir Pass Thru, 9.625% due
                                                9/01/2003 (d)                               7,495,625        7,181,250        0.1
                                                                                       --------------   --------------      ------
                                                                                           29,319,163       29,580,850        0.3

              Banking    USD     14,250,000     Berkeley Federal Bank, 12% due
                                                6/15/2005                                  14,250,000       14,570,625        0.2
                         USD      3,000,000     Roosevelt Financial Group, Inc.,
                                                9.50% due 8/01/2002                         3,000,000        3,005,400        0.0
                                                                                       --------------   --------------      ------
                                                                                           17,250,000       17,576,025        0.2

              Building & USD     39,250,000     United International Holdings, Inc.,
              Construction                      14% due 11/15/1999 (b) (i)                 22,718,503       24,335,000        0.3

              Building   USD     15,000,000     DalTile International, Inc., 11.955%
              Materials                         due 7/15/1998 (b)                          10,581,301       11,325,000        0.1
                         USD     41,100,000     Tarkett AG, 9% due 3/01/2002               39,413,750       43,566,000        0.5
                                                                                       --------------   --------------      ------
                                                                                           49,995,051       54,891,000        0.6

              Cable/     USD     15,000,000     Bell Cablemedia PLC, 11.875% due
              Telecom-                          9/15/2005+++                                8,549,312        9,000,000        0.1
              munications

              Chemicals  USD     10,000,000     Laroche Industries Inc., 13% due
                                                8/15/2004                                  10,325,000       10,600,000        0.1

              Computers  USD     15,225,000     Dell Computer Corp., 11% due 8/15/2000     15,322,187       16,823,625        0.2

              Energy     USD     12,374,000     Transamerican Refining Corp., 18.29%
                                                due 2/15/2002 (b)                           7,776,958        8,599,930        0.1
                         USD     30,000,000     TransTexas Gas Corp., 11.50% due
                                                6/15/2002                                  30,000,000       31,350,000        0.4
                                                                                       --------------   --------------      ------
                                                                                           37,776,958       39,949,930        0.5

              Financial  CHF      4,010,000     Chrysler Financial Corp., 5.75% due
              Services                          6/18/1996                                   1,914,011        3,599,943        0.0
                         USD     20,000,000     First City Financial Corp., Ltd., 9%
                                                due 9/30/1997                              19,877,500       19,900,000        0.2
                                                Lomas Mortgage USA, Inc.:
                         USD     11,000,000       9.75% due 10/01/1997                     10,465,250        5,472,500        0.1
                         USD      7,500,000       10.25% due 10/01/2002                     7,000,000        3,731,250        0.0
                         USD      2,008,000     US Trails, Senior Secured Notes, 12%
                                                due 7/15/1998                               1,642,685        1,265,040        0.0
                                                                                       --------------   --------------      ------
                                                                                           40,899,446       33,968,733        0.3

              Health     USD      7,200,000     Cetus (Chiron) Corp., Convertible
              Care                              Bonds, 5.25% due 5/21/2002                  5,220,250        6,840,000        0.1
                         USD      8,500,000     Mediq/PRN, Senior Notes, 11.125% due
                                                7/01/1999                                   8,845,000        8,202,500        0.1
                                                                                       --------------   --------------      ------
                                                                                           14,065,250       15,042,500        0.2
              Home-      USD     31,950,000     Baldwin Co., 10.375% due 8/01/2003+++      30,215,562       14,377,500        0.2
              building & USD     37,500,000     Beazer Homes USA, Inc., 9% due
              Construc-                         3/01/2004                                  35,597,000       36,000,000        0.4
              tion       USD     18,500,000     K. Hovnanian Enterprises, 9.75% due
                                                6/01/2005                                  17,970,000       15,725,000        0.2
                         USD     30,000,000     MDC Holdings Inc., 11.125% due
                                                12/15/2003                                 28,916,500       28,275,000        0.3
                         USD     28,250,000     Presley Companies, Senior Notes,
                                                12.50% due 7/01/2001                       28,190,312       22,882,500        0.3
                         USD      3,500,000     Webb (Del E.) Corp., 9% due 2/15/2006       2,734,375        3,246,250        0.0
                                                                                       --------------   --------------      ------
                                                                                          143,623,749      120,506,250        1.4

              Hospital   USD      1,000,000     Novacare, Inc., Convertible Bonds,
              Management                        5.50% due 1/15/2000                           857,500          860,000        0.0

              Industrial USD     22,000,000     AM General Corp., 12.875% due
                                                5/01/2002                                  21,834,060       21,780,000        0.3
                         USD     10,000,000     Acetex Corporation, 9.75% due
                                                10/01/2003+++                               9,956,300       10,275,000        0.1
                         USD     20,000,000     Crown Packaging Ltd., 10.75% due
                                                11/01/2000                                 20,000,000       19,800,000        0.2

                         USD     10,000,000     Easco Corp., 10% due 3/15/2001             10,005,000        9,900,000        0.1
                         USD     22,000,000     Envirotest Systems Corp., 9.125% due
                                                3/15/2001                                  20,517,210       17,380,000        0.2
                         USD     27,250,000     Genmar Holdings, Inc., 13.50% due
                                                7/15/2001                                  27,127,100       26,705,000        0.3
                         USD      8,590,000     Hanson America, Convertible Bonds,
                                                2.39% due 3/01/2001                         6,647,976        6,914,950        0.1
                         USD      2,350,000     MDC Holdings, Inc., Convertible Bonds,
                                                8.75% due 12/15/2005                        2,021,000        2,350,000        0.0
                         USD      9,000,000     Merisel, Inc., 12.50% due 12/31/2004        9,000,000        6,750,000        0.1
                         USD     30,500,000     Plastic Specialties & Technology,
                                                Inc., 11.25% due 12/01/2003                30,540,000       27,450,000        0.3
                         USD      7,500,000     Portola Packaging Inc., 10.75% due
                                                10/01/2005                                  7,526,250        7,668,750        0.1
                                                                                       --------------   --------------      ------
                                                                                          165,174,896      156,973,700        1.8

              Insurance  USD      7,750,000     Horace Mann Educators, Inc.,
                                                Convertible Bonds, 6.50% due
                                                12/01/1999 (b)                              7,682,500        7,846,875        0.1
                         USD     22,500,000     Mutual Life Insurance Co., N.Y.,
                                                11.25% due 8/15/2024 (b)                   14,859,187       17,662,500        0.2
                         USD     12,500,000     Nacolah Holding Corp., 9.50% due
                                                12/01/2003                                 12,500,000       12,250,000        0.1
                                                                                       --------------   --------------      ------
                                                                                           35,041,687       37,759,375        0.4

              Leisure &  USD      5,000,000     Rio Hotel & Casino Inc., 10.625%
              Tourism                           due 7/15/2005+++                            5,000,000        4,900,000        0.1

              Merchand-  USD     12,000,000     Price Club Co., Convertible Bonds,
              ising                             5.50% due 2/28/2012                        11,213,250       11,700,000        0.1

              Oil &                             PDV America, Inc.:
              Related    USD     35,000,000       7.25% due 8/01/1998                      34,856,150       33,862,500        0.4
                         USD     10,000,000       7.75% due 8/01/2000                      10,062,500        9,550,000        0.1
                         USD      6,000,000     USX Marathon Oil Co., 7% due 6/15/2017      5,650,000        5,625,000        0.1
                                                                                       --------------   --------------      ------
                                                                                           50,568,650       49,037,500        0.6


              Packaging  USD     13,450,000     Anchor Glass Container Corp., 10.25%
              & Container                       due 6/30/2002                              12,815,164       12,037,750        0.1

              Real       USD     24,500,000     Alexander Haagen Properties Inc.,
              Estate                            Exchangeable Debentures, 7.25% due
                                                12/27/2003                                 24,348,750       23,213,750        0.3
                         USD     25,000,000     First Washington Realty, 8.25% due
                                                6/26/1999                                  25,000,000       24,750,000        0.3
                                                LTC Properties, Inc.:
                         USD     10,000,000       8.25% due 1/01/1999                      10,000,000       10,000,000        0.1
                         USD     10,000,000       8.50% due 1/01/2001                      10,000,000        9,950,000        0.1
                         USD     27,000,000     Malan Realty Investors, Inc.,
                                                Convertible Bonds, 8.50% due 7/01/2003     27,000,000       27,675,000        0.3
                         USD     23,845,781     RTC Commercial Mortgage, Class E,
                                                8.25% due 12/25/2020 (d)                   23,480,642       23,070,793        0.3
                                                                                       --------------   --------------      ------
                                                                                          119,829,392      118,659,543        1.4

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                          Currency     Face                                                                 Value       Percent of
COUNTRY       Industries Denomination Amount          Fixed-Income Securities              Cost           (Note 1a)     Net Assets
United States Real       USD      7,000,000     Centerpoint Properties Corp.,
(concluded)   Estate                            Convertible Bonds, 8.22% due 1/15/2004 $    7,000,000   $    8,855,000        0.1%
              Investment USD     30,000,000     First Union Real Estate, 8.875% due
              Trusts                            10/01/2003                                 29,756,100       27,675,000        0.3
                         USD     12,500,000     Liberty Property Trust, Convertible
                                                Bonds, 8% due 7/01/2001                    12,500,000       12,812,500        0.2
                                                Meditrust, Convertible Bonds:
                         USD      5,000,000       7% due 3/01/1998                          5,035,000        5,562,500        0.1
                         USD      5,000,000       8.549% due 2/01/2000 (Series A)           5,000,000        5,250,000        0.1
                         USD     14,000,000       7.50% due 3/01/2001                      14,000,000       14,140,000        0.2
                         USD      5,000,000     Mid-Atlantic Realty Trust, Convertible
                                                Bonds, 7.625% due 9/15/2003                 4,875,000        4,237,500        0.1
                         USD      5,000,000     National Health Investors, Inc.,
                                                Convertible Bonds, 7.375% due 4/01/1998     5,125,000        5,475,000        0.1
                         USD     24,500,000     Nationwide Health Properties Inc.,
                                                Convertible Bonds, 6.25% due 1/01/1999     24,300,000       24,377,500        0.3
                         USD      5,500,000     Sizeler Property Investors, Inc.,
                                                Convertible Bonds, 8% due 7/15/2003         5,505,000        4,785,000        0.1
                                                                                       --------------   --------------      ------
                                                                                          113,096,100      113,170,000        1.6
              Resources  USD     32,500,000     Freeport-McMoRan Resources, 8.75% due
                                                2/15/2004                                  31,378,750       32,825,000        0.4

              Savings    USD     15,000,000     Crossland Federal Savings Bank, 9% due
              Banks                             9/01/2003                                  15,634,250       15,975,000        0.2
                         USD     21,400,000     First Federal Financial Corporation,
                                                11.75% due 10/01/2004                      21,401,250       21,614,000        0.3
                                                                                       --------------   --------------      ------
                                                                                           37,035,500       37,589,000        0.5

              Steel      USD     23,625,000     NS Group, Inc., 13.50% due
                                                7/15/2003 (g)                              22,545,928       19,608,750        0.2

              Super-     USD     41,650,000     Eagle Food Centers Inc., 8.625% due
              markets                           4/15/2000                                  37,200,837       23,740,500        0.3
                         USD      4,000,000     Pueblo Xtra International Inc., 9.50%
                                                due 8/01/2003                               3,666,250        3,820,000        0.0
                         USD     10,000,000     TLC Beatrice International Holdings
                                                Inc., 11.50% due 10/01/2005                10,000,000        9,775,000        0.1
                                                                                       --------------   --------------      ------
                                                                                           50,867,087       37,335,500        0.4

              Tele-      USD     41,750,000     American Telecasting Inc., 13.308%
              communi-                          due 8/15/2000 (b) (f)+++                   21,351,378       23,484,375        0.3
              cations    USD     20,500,000     Busse Broadcasting, 11.625% due
                                                10/15/2000+++                              19,671,800       19,782,500        0.2
                         USD      7,000,000     CAI Wireless Systems Inc., 12.25%
                                                due 9/15/2002                               7,000,000        7,420,000        0.1
                         USD     19,500,000     Call Net Enterprise, Inc., 13.07%
                                                due 12/01/2004 (b)                         11,546,121       13,796,250        0.2
                         USD     46,500,000     CellNet Data Systems (Warrants),
                                                9.1479% due 6/15/2005 (b) (h)+++           25,975,588       26,272,500        0.3
                         USD    100,000,000     Geotek Communications Inc., 15%
                                                due 7/15/2005 (b) (j)+++                   50,728,618       51,500,000        0.6
                                                Nextel Communications, Inc.  (b):
                         USD      3,000,000       11.21% due 9/01/2003                      2,217,161        1,740,000        0.0
                         USD     33,500,000       9.96% due 8/15/2004                      22,961,426       16,750,000        0.2
                         CAD      5,000,000     Rogers Communications Inc., 7.50%
                                                due 9/01/1999                               3,394,000        3,428,997        0.0
                                                                                       --------------   --------------      ------
                                                                                          164,846,092      164,174,622        1.9

              Textiles   USD     12,500,000     Consoltex Group, Inc., 11% due
              & Apparel                         10/01/2003                                 12,530,000       11,875,000        0.1
                         USD     23,500,000     Salant Corp., Secured, 10.50%
                                                due 12/31/1998                             23,030,000       19,622,500        0.2
                         USD     18,250,000     Texfi Industries, Inc., 8.75%
                                                due 8/01/1999                              17,930,300       14,873,750        0.2
                                                                                       --------------   --------------      ------
                                                                                           53,490,300       46,371,250        0.5

              Trans-     USD      8,625,000     Eletson Holdings Inc., 9.25% due
              portation                         11/15/2003                                  8,658,437        8,495,625        0.1
                         USD     22,000,000     OMI Corp., 10.25% due 11/01/2003           21,910,000       19,360,000        0.2
                                                                                       --------------   --------------      ------

                                                                                           30,568,437       27,855,625        0.3
              Utilities--                       CTC Mansfield Funding Corp.:
              Electric   USD       5,500,000      10.25% due 3/30/2003                      5,620,000        5,603,125        0.1
                         USD       5,000,000      11.125% due 9/30/2016                     5,350,000        5,187,500        0.1
                         USD      30,000,000    California Energy Co., Inc., 10.25%
                                                due 1/15/2004 (b)                          26,526,120       26,850,000        0.3
                         USD       8,000,000    Calpine Corp., Inc., 9.25% due
                                                2/01/2004                                   7,277,500        7,040,000        0.1
                                                Cleveland Electric Illuminating
                                                Company Inc., First Mortgage:
                         USD       5,000,000      9.30% due 7/26/1999                       5,437,500        5,043,750        0.1
                         USD      12,500,000      9.25% due 7/29/1999                      13,562,500       12,593,750        0.2
                         USD       3,000,000      9.05% due 8/15/2001                       3,093,750        2,985,000        0.0
                         USD       7,500,000      7.625% due 8/01/2002                      7,462,500        6,881,250        0.1
                         USD       5,000,000      7.375% due 6/01/2003                      4,700,000        4,468,750        0.1
                                                El Paso Funding:
                         USD       4,050,000      9.20% due 7/02/1997                       3,286,000        2,551,500        0.0
                         USD      25,000,000      10.375% due 1/02/2011                    21,170,000       15,750,000        0.2
                         USD      62,040,000      10.75% due 4/01/2013                     52,996,150       39,085,200        0.5
                         USD       7,500,000    Public Service Company of New Mexico,
                                                First PV Funding, 10.30% due 1/15/2014      7,137,750        7,650,000        0.1
                         USD      22,818,000    Public Service Company of New Mexico,
                                                EIP Funding, 10.25% due 10/01/2012         22,818,000       23,559,585        0.3
                                                Toledo Edison Co.:
                         USD       2,000,000      9.30% due 4/01/1998                       2,130,000        2,007,500        0.0
                         USD      13,925,000      7.25% due 8/01/1999                      13,925,000       13,054,687        0.2
                         USD       3,000,000      9.50% due 4/01/2001                       3,221,250        3,030,000        0.0
                         USD       1,500,000      7.85% due 3/31/2003                       1,296,450        1,374,375        0.0
                         USD       2,000,000      7.91% due 4/01/2003                       1,992,500        1,832,500        0.0
                                                                                       --------------   --------------      ------
                                                                                          209,002,970      186,548,472        2.4

                                                Total Fixed-Income Securities
                                                in the United States                    1,505,926,322    1,433,612,500       17.0


                                                Total Investments in Fixed-Income
                                                Securities                              4,318,404,848    4,370,535,842       51.8


                                                      Short-Term Securities
Canada        Foreign    CAD      84,700,000    Canada Treasury Bill, 6.41% due
              Government                        11/16/1995                                 62,831,628       62,948,863        0.7
              Obligations*

                                                Total Short-Term Investments in Canada     62,831,628       62,948,863        0.7


Mexico        Foreign                           Mexican Cetes (Certificados de la
              Government                        Tesoreria de la Federacion):
              Obliga-    MXN      76,000,000       49% due 12/14/1995                      10,346,929       10,145,796        0.1
              tions*     MXN     212,150,560       24.749% due 2/22/1996                   31,290,927       26,002,657        0.3
                         MXN      82,186,000       26.249% due 2/15/1996                   12,466,938       10,156,752        0.1
                         MXN      18,653,450       60.149% due 2/01/1996                    2,557,316        2,342,863        0.0

                                                Total Short-Term Investments in Mexico     56,662,110       48,648,068        0.5

SCHEDULE OF INVESTMENTS (concluded)                                                                                (in US dollars)

                          Currency     Face                                                                 Value       Percent of
COUNTRY                  Denomination Amount          Short-Term  Securities               Cost           (Note 1a)     Net Assets
United States Commer-    USD      50,000,000    ABN AMRO North America Finance, Inc.,
              cial                              5.70% due 11/17/1995                   $   49,873,333   $   49,873,333        0.6%
              Paper*                            Ciesco L.P.:
                         USD      50,000,000      5.75% due 11/16/1995                     49,880,208       49,880,208        0.6
                         USD      50,000,000      5.68% due 12/04/1995                     49,739,667       49,739,667        0.6
                         USD      50,000,000    Deutsche Bank Financial, Inc., 5.70%
                                                due 11/22/1995                             49,833,750       49,833,750        0.6
                                                du Pont (E.I.) de Nemours & Co.:
                         USD      50,000,000      5.67% due 11/10/1995                     49,929,125       49,929,125        0.6
                         USD      50,000,000      5.65% due 11/22/1995                     49,835,208       49,835,208        0.6
                         USD      36,271,000    General Electric Capital Corp., 5.85%
                                                due 11/01/1995                             36,271,000       36,271,000        0.4
                                                Goldman Sachs Group L.P.:
                         USD      50,000,000      5.72% due 11/02/1995                     49,992,056       49,992,056        0.6
                         USD      70,000,000      5.73% due 11/02/1995                     69,988,858       69,988,858        0.8
                                                Matterhorn Capital Corp.:
                         USD       2,332,000      5.75% due 11/01/1995                      2,332,000        2,332,000        0.0
                         USD      26,555,000      5.72% due 11/28/1995                     26,441,079       26,441,079        0.3
                         USD      20,000,000    Sheffield Receivables Corp., 5.75%
                                                due 11/03/1995                             19,993,611       19,993,611        0.2
                         USD     120,000,000    UBS Finance Delaware Inc., 5.88%
                                                due 11/01/1995                            120,000,000      120,000,000        1.4
                                                Wal-Mart Stores, Inc.:
                         USD      41,000,000      5.70% due 11/28/1995                     40,824,725       40,824,725        0.5
                         USD      50,000,000      5.67% due 12/04/1995                     49,740,125       49,740,125        0.6
                                                Total Investments in United States
                                                Commercial Paper                          714,674,745      714,674,745        8.4


              US         USD      30,000,000    Federal Home Loan Bank, 5.63%
              Government                        due 11/02/1995                             29,995,308       29,995,308        0.4
              Agency     USD      50,000,000    Federal National Mortgage Association,
              Obligations*                      5.62% due 11/13/1995                       49,906,333       49,906,333        0.6


                                                Total Investments in US Government
                                                Agency Obligations                         79,901,641       79,901,641        1.0


                                                Total Investments in Short-Term
                                                Securities                                914,070,124      906,173,317       10.6


              Total Investments                                                        $7,997,322,562    8,436,845,834       98.9
                                                                                       ==============
              Unrealized Depreciation on Forward Foreign Exchange Contracts**                              (27,065,122)      (0.3)

              Variation Margin on Futures Contracts***                                                         432,750        0.0

              Other Assets Less Liabilities                                                                124,976,997        1.4
                                                                                                        --------------      ------
              Net Assets                                                                                $8,535,190,459      100.0%
                                                                                                        ==============      ======

           (a)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds at a predetermined price until the expiration date.
           (b)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.
           (c)Security held as collateral in connection with open futures contracts.
           (d)Subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be less than the original maturity.
           (e)Name changed from Crossland Federal Savings Bank.
           (f)Each $1,000 face amount contains one warrant of American Telecasting Inc.
           (g)Each $1,000 face amount contains one warrant of NS Group, Inc.
           (h)Each $1,000 face amount contains four warrants of CellNet Data Systems.
           (i)Each $1,000 face amount contains one warrant of United International Holdings, Inc.
           (j)Each $1,000 face amount contains 30 warrants of Geotek Communications, Inc.
            ++American Depositary Receipts (ADR).
          ++++Non-income producing security.
           +++Restricted securities. The value of the Fund's investment in restricted securities was approximately $279,249,000, representing 3.3% of net assets.

                                                        Acquisition                    Value
              Issue                                         Date         Cost        (Note 1a)
              Acetex Corporation, 9.75% due 10/01/2003    9/22/1995    9,956,300    10,275,000
              American Telecasting Inc., 13.308% due
              8/15/2000                                   8/07/1995   21,351,378    23,484,375
              Baldwin Co., 10.375% due 8/01/2003          7/15/1993   30,215,562    14,377,500
              Bell Cablemedia PLC, 11.875% due
              9/15/2000                                   9/13/1995    8,549,312     9,000,000
              Busse Broadcasting, 11.625% due
              10/15/2000                                 10/19/1995   19,671,800    19,782,500
              Cell Net Data Systems 9.1479% due
              6/15/2005                                   6/06/1995   25,975,588    26,272,500
              Ciba-Geigy Corp., Convertible Bonds,
              6.25% due 3/15/2016                         3/23/1993   25,632,050    24,945,000
              Four Seasons Hotel, Inc., 9.125%
              due 7/01/2000                               6/23/1993   23,401,875    22,971,250
              Geotek Communications Inc., 15%
              due 7/15/2000                               7/31/1995   50,728,618    51,500,000
              HIH Capital Ltd., Convertible Bonds
              (Bearer), 7.50% due 9/25/2006               7/23/1992    1,005,400     1,379,700
              Olympia & York Inc.:
                Series 1, 10.70% due 11/04/1995           8/19/1993   29,626,733    29,097,954
                Series 2, 11% due 11/04/1998              8/19/1993   18,060,242    17,297,807
              Petroleos Mexicanos, 8.625%
              due 12/01/2023                              2/28/1995   15,772,500    22,343,750
              Plains Resources, Inc.                      7/14/1994    1,381,815     1,621,318
              Rio Hotel & Casino Inc., 10.625%
              due 7/15/2005                               7/18/1995    5,000,000     4,900,000

                                                                    $286,329,173  $279,248,654
                                                                    ============  ============


         +++++Investment in Companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section
              2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                             Net Share      Net      Dividend
              Industry              Affiliate                Activity       Cost      Income
              Healthcare
                Services     Advocat, Inc.                   (50,000)    $(475,000)     --
              Textiles       Burlington Industries, Inc.        --            --        --
              Retail Stores  Buttrey Food &
                               Drug Stores Co.                  --            --        --
              Retail Stores  Filene's Basement Corp.            --            --        --
              Banking        Oriental Bank and Trust(1)       73,600          --     $102,598


           (1)Oriental Band and Trust had a 5-for-4 split.
             *Commercial Paper and certain US and Foreign Government Agency Obligations are traded on a discount basis. The interest rates shown are the rates in effect on
              October 31, 1995.
            **Forward Foreign Exchange Contracts as of October 31, 1995 were as follows:

                                                                          Unrealized
              Foreign                        Expiration                  Appreciation
              Currency Sold                     Date                    (Depreciation)
              CHF     58,000,000            November 1995               $ (2,577,874)
              DEM    603,000,000            November 1995                (15,209,505)
              DEM    305,000,000            December 1995                 (2,434,954)
              DEM    170,000,000             January 1996                 (1,123,327)
              ECU     40,000,000            November 1995                    221,720
              ECU     21,000,000            December 1995                   (434,007)
              ECU     75,000,000             January 1996                   (597,415)
              ESP 10,000,000,000            November 1995                 (1,150,531)
              ESP  8,500,000,000            December 1995                 (1,037,515)
              ESP  6,000,000,000             January 1996                    575,017
              FRF    516,000,000            November 1995                 (3,042,421)
              FRF    395,000,000            December 1995                 (1,577,228)
              FRF    515,000,000             January 1996                 (1,748,158)
              GBP     87,000,000            November 1995                 (1,136,088)
              GBP     35,000,000            December 1995                    (21,790)
              NLG    153,500,000            November 1995                 (2,553,909)
              NLG      6,000,000            December 1995                     (7,299)
              JPY 15,600,000,000            November 1995                  3,423,925
              JPY 10,500,000,000            December 1995                  2,171,176
              JPY  8,000,000,000             January 1996                  1,195,061

              Total (USD Commitment--$2,092,687,555) Unrealized
              Depreciation--Net On Forward Foreign Exchange Contracts   $(27,065,122)
                                                                        ============

           ***Financial Futures Contracts purchased as of October 31, 1995 were as follows:

              Number of                                Expiration                    Value
              Contracts         Issue                     Date                     (Note 1a)
                 330    Standard & Poor's 500 Index   December 1995             $ (96,335,250)
                 400    US Treasury Notes             December 1995               (44,612,500)

              Total Financial Futures Contracts Purchased
              (Total Contract Price--$139,435,250)                              $(140,947,750)
                                                                                =============


              See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                      As of October 31, 1995
Assets:               Investments, at value (identified cost--$7,997,322,562) (Note 1a)                           $8,436,845,834
                      Foreign cash (Note 1c)                                                                          50,278,102
                      Receivables:
                        Interest                                                                 $113,737,861
                        Capital shares sold                                                        22,871,472
                        Securities sold                                                            19,725,752
                        Dividends                                                                   7,457,274
                        Variation margin (Note 1d)                                                    432,750
                        Forward foreign exchange contracts (Note 1d)                                  203,953        164,429,062
                                                                                                 ------------
                      Prepaid registration fees and other assets (Note 1g)                                               128,947
                                                                                                                  --------------
                      Total assets                                                                                 8,651,681,945
                                                                                                                  --------------


Liabilities:          Unrealized depreciation on forward foreign exchange contracts (Note 1d)                         27,065,122
                      Payables:
                        Securities purchased                                                       57,357,061
                        Capital shares redeemed                                                     9,269,931
                        Distributor (Note 2)                                                        6,024,422
                        Investment adviser (Note 2)                                                 5,181,615
                        Forward foreign exchange contracts (Note 1d)                                3,079,630         80,912,659
                                                                                               --------------
                      Accrued expenses and other liabilities                                                           8,513,705
                                                                                                                  --------------
                      Total liabilities                                                                              116,491,486
                                                                                                                  --------------

Net Assets            Net assets                                                                                  $8,535,190,459
                                                                                                                  ==============


Net Assets            Class A Shares of Common Stock, $0.10 par value, 200,000,000
Consist of:           shares authorized                                                                           $   10,472,858
                      Class B Shares of Common Stock, $0.10 par value, 900,000,000
                      shares authorized                                                                               47,731,722
                      Class C Shares of Common Stock, $0.10 par value, 200,000,000
                      shares authorized                                                                                  734,384
                      Class D Shares of Common Stock, $0.10 par value, 900,000,000
                      shares authorized                                                                                1,807,372
                      Paid-in capital in excess of par                                                             7,638,461,949
                      Undistributed investment income--net                                                           159,653,484
                      Undistributed realized capital gains on investments and foreign
                      currency transactions--net                                                                     264,914,793
                      Unrealized appreciation on investments and foreign currency
                      transactions--net                                                                              411,413,897
                                                                                                                  --------------
                      Net assets                                                                                  $8,535,190,459
                                                                                                                  ==============


Net Asset             Class A--Based on net assets  of $1,487,805,515 and 104,728,579 shares
Value:                         outstanding                                                                        $        14.21
                                                                                                                  ==============
                      Class B--Based on net assets of $6,688,498,717 and 477,317,223 shares
                               outstanding                                                                        $        14.01
                                                                                                                  ==============
                      Class C--Based on net assets of $102,361,445 and 7,343,836 shares
                               outstanding                                                                        $        13.94
                                                                                                                  ==============
                      Class D--Based on net assets of $256,524,782 and 18,073,722 shares
                               outstanding                                                                        $        14.19
                                                                                                                  ==============

                      See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                      For the Year Ended October 31, 1995
Investment            Interest and discount earned (net of $40,585 foreign withholding tax)                       $  447,094,943
Income                Dividends (net of $3,856,493 foreign withholding tax)                                          102,011,176
(Notes 1e & 1f):      Other                                                                                              501,626
                                                                                                                  --------------
                      Total income                                                                                   549,607,745
                                                                                                                  --------------

Expenses:             Account maintenance and distribution fees--Class B (Note 2)                                     63,684,524
                      Investment advisory fees (Note 2)                                                               55,558,045
                      Transfer agent fees--Class B (Note 2)                                                           10,321,194
                      Custodian fees                                                                                   3,297,038
                      Transfer agent fees--Class A (Note 2)                                                            1,934,396
                      Printing and shareholder reports                                                                 1,098,612
                      Accounting services (Note 2)                                                                       611,736
                      Account maintenance and distribution fees--Class C (Note 2)                                        524,570
                      Account maintenance fees--Class D (Note 2)                                                         401,709
                      Professional fees                                                                                  270,676
                      Transfer agent fees--Class D (Note 2)                                                              227,369
                      Registration fees (Note 1g)                                                                        133,227
                      Transfer agent fees--Class C (Note 2)                                                               93,551
                      Directors' fees and expenses                                                                        38,977
                      Pricing fees                                                                                        16,564
                      Other                                                                                              107,625
                                                                                                                  --------------
                      Total expenses                                                                                 138,319,813
                                                                                                                  --------------
                      Investment income--net                                                                         411,287,932
                                                                                                                  --------------


Realized &            Realized gain (loss) from:
Unrealized              Investments--net                                                       $  265,092,014
Gain (Loss) on          Foreign currency transactions--net                                        (13,781,168)       251,310,846
Investments &                                                                                  --------------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions--Net       Investments--net                                                          368,963,114
(Notes 1c, 1d,          Foreign currency transactions--net                                          6,443,069        375,406,183
1f & 3):                                                                                       --------------     --------------
                      Net realized and unrealized gain on investments and foreign currency
                      transactions                                                                                   626,717,029
                                                                                                                  --------------
                      Net Increase in Net Assets Resulting from Operations                                        $1,038,004,961
                                                                                                                  ==============

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                       For the Year Ended
                                                                                                           October 31,
                      Increase (Decrease) in Net Assets:                                             1995              1994
Operations:           Investment income--net                                                    $  411,287,932    $  261,655,320
                      Realized gain on investments and foreign currency transactions--net          251,310,846        27,450,270
                      Change in unrealized appreciation/depreciation on investments and
                      foreign currency transactions--net                                           375,406,183      (244,977,781)
                                                                                                --------------    --------------
                      Net increase in net assets resulting from operations                       1,038,004,961        44,127,809
                                                                                                --------------    --------------

Dividends &           Investment income--net:
Distributions to        Class A                                                                    (40,572,591)      (42,294,885)
Shareholders            Class B                                                                   (127,353,416)     (157,338,890)
(Note 1h):              Class C                                                                       (874,590)               --
                        Class D                                                                     (3,765,243)               --
                      Realized gain on investments--net:
                        Class A                                                                    (31,500,182)      (16,636,230)
                        Class B                                                                   (150,016,954)      (80,810,426)
                        Class C                                                                       (426,507)               --
                        Class D                                                                     (2,156,668)               --
                                                                                                --------------    --------------
                      Net decrease in net assets resulting from dividends and distributions
                      to shareholders                                                             (356,666,151)     (297,080,431)
                                                                                                --------------    --------------


Capital Share         Net increase in net assets derived from capital share transactions            26,500,607     2,862,952,855
Transactions                                                                                    --------------    --------------
(Note 4):


Net Assets:           Total increase in net assets                                                 707,839,417     2,610,000,233
                      Beginning of year                                                          7,827,351,042     5,217,350,809
                                                                                                --------------    --------------
                      End of year*                                                              $8,535,190,459    $7,827,351,042
                                                                                                ==============    ==============

                     *Undistributed investment income--net (Note 1i)                            $  159,653,484    $   93,144,339
                      See Notes to Financial Statements.
                                                                                                ==============    ==============

FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.                                       Class A
                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             1995++++     1994          1993          1992         1991
Per Share             Net asset value, beginning of year        $    13.07    $    13.52    $    11.92    $    12.16    $  10.37
Operating                                                       ----------    ----------    ----------    ----------    --------
Performance:          Investment income--net                           .79           .60           .39           .36         .55
                      Realized and unrealized gain (loss) on
                      investments and foreign currency
                      transactions--net                               1.04          (.31)         2.14           .89        2.24
                                                                ----------    ----------    ----------    ----------    --------




                      Total from investment operations                1.83           .29          2.53          1.25        2.79
                                                                ----------    ----------    ----------    ----------    --------
                      Less dividends and distributions:
                        Investment income--net                        (.39)         (.51)         (.81)         (.89)       (.45)
                        Realized gain on investments--net             (.30)         (.23)         (.12)         (.60)       (.55)
                                                                ----------    ----------    ----------    ----------    --------
                      Total dividends and distributions               (.69)         (.74)         (.93)        (1.49)      (1.00)
                                                                ----------    ----------    ----------    ----------    --------
                      Net asset value, end of year              $    14.21    $    13.07    $    13.52    $    11.92    $  12.16
                                                                ==========    ==========    ==========    ==========    ========


Total Investment      Based on net asset value per share            14.81%         2.14%        22.61%        11.78%      28.89%
Return:*                                                        ==========    ==========    ==========    ==========    ========


Ratios to Average     Expenses                                        .90%          .89%          .93%         1.07%       1.29%
Net Assets:                                                     ==========    ==========    ==========    ==========    ========
                      Investment income--net                         5.98%         4.60%         3.90%        10.82%       8.96%
                                                                ==========    ==========    ==========    ==========    ========


Supplemental          Net assets, end of year (in thousands)    $1,487,805    $1,357,906    $  917,806    $  245,839    $ 72,702
Data:                                                           ==========    ==========    ==========    ==========    ========
                      Portfolio turnover                            36.78%        57.04%        50.35%        59.56%      81.21%
                                                                ==========    ==========    ==========    ==========    ========



The following per share data and ratios have been derived
from information provided in the financial statements.                                       Class B
                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             1995++++     1994          1993          1992         1991
Per Share             Net asset value, beginning of year        $    12.91    $    13.38    $    11.83    $    12.10    $  10.33
Operating                                                       ----------    ----------    ----------    ----------    --------
Performance:          Investment income--net                           .65           .46           .28           .22         .44
                      Realized and unrealized gain (loss) on
                      investments and foreign currency
                      transactions--net                               1.01          (.31)         2.11           .91        2.22
                                                                ----------    ----------    ----------    ----------    --------
                      Total from investment operations                1.66           .15          2.39          1.13        2.66
                                                                ----------    ----------    ----------    ----------    --------
                      Less dividends and distributions:
                        Investment income--net                        (.26)         (.39)         (.72)         (.80)       (.34)
                        Realized gain on investments--net             (.30)         (.23)         (.12)         (.60)       (.55)
                                                                ----------    ----------    ----------    ----------    --------
                      Total dividends and distributions               (.56)         (.62)         (.84)        (1.40)       (.89)
                                                                ----------    ----------    ----------    ----------    --------
                      Net asset value, end of year              $    14.01    $    12.91    $    13.38    $    11.83    $  12.10
                                                                ==========    ==========    ==========    ==========    ========


Total Investment      Based on net asset value per share            13.54%         1.13%        21.42%        10.64%      27.48%
Return:*                                                        ==========    ==========    ==========    ==========    ========


Ratios to Average     Expenses, excluding account maintenance
Net Assets:           and distribution fees                           .93%          .91%          .95%         1.09%       1.31%
                                                                ==========    ==========    ==========    ==========    ========
                      Expenses                                       1.93%         1.91%         1.95%         2.09%       2.31%
                                                                ==========    ==========    ==========    ==========    ========
                      Investment income--net                         4.96%         3.58%         2.87%        11.95%       7.98%
                                                                ==========    ==========    ==========    ==========    ========


Supplemental          Net assets, end of year (in thousands)    $6,688,499    $6,457,130    $4,299,545    $  958,949    $161,328
Data:                                                           ==========    ==========    ==========    ==========    ========
                      Portfolio turnover                            36.78%        57.04%        50.35%        59.56%      81.21%
                                                                ==========    ==========    ==========    ==========    ========

                     *Total investment returns exclude the effects of sales loads.
                  ++++Based on average shares outstanding during the period.

                      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
The following per share data and ratios have been derived                 Class C                            Class D
from information provided in the financial statements.          For the          For the Period     For the         For the Period
                                                               Year Ended        Oct. 21, 1994++   Year Ended       Oct. 21, 1994++
Increase (Decrease) in Net Asset Value:                      Oct. 31, 1995++++  to Oct. 31, 1994  Oct. 31, 1995++++ to Oct. 31, 1994

Per Share             Net asset value, beginning
Operating             of period                                $    12.91          $    12.91       $    13.08        $    13.07
Performance:                                                   ----------          ----------       ----------        ----------
                      Investment income--net                          .64                 .01              .77               .01
                      Realized and unrealized gain
                      (loss) on investments and foreign
                      currency transactions--net                     1.02                (.01)            1.01                --
                                                               ----------          ----------       ----------        ----------
                      Total from investment operations               1.66                  --             1.78               .01
                                                               ----------          ----------       ----------        ----------
                      Less dividends and distributions:
                        Investment income--net                       (.33)                 --             (.37)               --
                        Realized gain on investments--net            (.30)                 --             (.30)               --
                                                               ----------          ----------       ----------        ----------
                      Total dividends and distributions              (.63)                 --             (.67)               --
                                                               ----------          ----------       ----------        ----------
                      Net asset value, end of period           $    13.94          $    12.91       $    14.19        $    13.08
                                                               ==========          ==========       ==========        ==========


Total Investment      Based on net asset value per share           13.58%                .00%+++        14.43%              .08%+++
Return:**                                                      ==========          ==========       ==========        ==========


Ratios to Average     Expenses, excluding account
Net Assets            maintenance and distribution fees              .95%               1.44%*            .91%             1.44%*
                                                               ==========          ==========       ==========        ==========
                      Expenses                                      1.95%               2.44%*           1.16%             1.69%*
                                                               ==========          ==========       ==========        ==========
                      Investment income--net                        4.80%               3.71%*           5.63%             4.46%*
                                                               ==========          ==========       ==========        ==========


Supplemental          Net assets, end of period
Data:                 (in thousands)                           $  102,361          $    7,347       $  256,525        $    4,968
                                                               ==========          ==========       ==========        ==========
                      Portfolio turnover                           36.78%              57.04%           36.78%            57.04%
                                                               ==========          ==========       ==========        ==========

                     *Annualized.
                    **Total investment returns exclude the effects of sales loads.
                   +++Aggregate total investment return.
                    ++Commencement of Operations.
                  ++++Based on average shares outstanding during the period.

                      See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of signifi-cant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valua-tion. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value.
Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) receivables or payables expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on opera-tions is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also pur-chase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subse-quently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


(e) Income taxes--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provi-sion is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain divi-dends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $172,212,947 have been reclassified from undistributed net investment income to undistributed net realized capital gains.
These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of 0.75% to 0.70%, further reduce from 0.70% to 0.65% for average daily net assets in excess of $5 billion, further reduce from 0.65% to 0.625% for average daily net assets in excess of $7.5 billion, and further reduce from 0.625% to 0.60% for average daily net assets in excess of $10 billion. MLAM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K.
a fee computed at the rate of 0.10% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the year ended October 31, 1995, MLAM paid MLAM U.K. a fee of $7,391,028 pursuant to such agreement. Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distri-bution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                      Account Maintenance Fee  Distribution Fee

Class B                         0.25%              0.75%
Class C                         0.25%              0.75%
Class D                         0.25%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribu-tion fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1995, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer con-cessions on sales of the Fund's Class A and Class D Shares as follows:


                                  MLFD               MLPF&S

Class A                         $52,270           $  812,370
Class D                         $89,085           $1,377,893


For the year ended October 31, 1995, MLPF&S received contingent deferred sales charges of $14,179,047 and $32,676 relating to trans-actions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $157,708 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $2,761,369,695 and $3,584,406,074, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                         Realized       Unrealized
                                          Gains           Gains
                                         (Losses)        (Losses)

Long-term investments                $  283,293,007  $  447,420,079
Short-term investments                   (5,110,824)     (7,896,807)
Financial futures contracts             (13,090,169)     (1,512,500)
Forward foreign exchange contracts      (49,256,462)    (27,065,122)
Foreign currency transactions            35,475,294         468,247
                                     --------------  --------------
Total                                $  251,310,846  $  411,413,897
                                     ==============  ==============


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $429,092,579, of which $792,944,037 related to appreciated securities and $363,851,458 related to de-preciated securities. At October 31, 1995, the aggregate cost of invest-ments for Federal income tax purposes was $8,007,753,255.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $26,500,607 and $2,862,952,855 for the years ended October 31, 1995 and October 31, 1994, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Year Ended                                                Dollar
October 31, 1995                           Shares         Amount

Shares sold                              24,414,703  $  317,656,099
Shares issued to shareholders in
reinvestment of dividends and
distributions                             5,067,208      63,395,842
                                       ------------  --------------
Total issued                             29,481,911     381,051,941
Shares redeemed                         (28,613,955)   (374,649,790)
                                       ------------  --------------
Net increase                                867,956  $    6,402,151
                                       ============  ==============


Class A Shares for the
Year Ended                                                Dollar
October 31, 1994                          Shares          Amount

Shares sold                              51,696,255  $  691,831,423
Shares issued to shareholders in
reinvestment of dividends and
distributions                             3,969,366      52,332,829
                                       ------------  --------------
Total issued                             55,665,621     744,164,252
Shares redeemed                         (19,692,065)   (262,792,460)
                                       ------------  --------------
Net increase                             35,973,556  $  481,371,792
                                       ============  ==============



Class B Shares for the
Year Ended                                                Dollar
October 31, 1995                          Shares          Amount

Shares sold                              72,755,968  $  948,196,109
Shares issued to shareholders in
reinvestment of dividends and
distributions                            19,807,279     244,145,118
                                       ------------  --------------
Total issued                             92,563,247   1,192,341,227
Shares redeemed                        (113,281,364) (1,461,389,244)
Automatic conversion of shares           (2,225,942)     29,811,621)
                                       ------------  --------------
Net decrease                            (22,944,059) $ (298,859,638)
                                       ============  ==============

NOTES TO FINANCIAL STATEMENTS (concluded)



Class B Shares for the Year Ended                         Dollar
October 31, 1994                           Shares         Amount

Shares sold                             225,442,147  $2,984,209,294
Shares issued to shareholders in
reinvestment of dividends and
distributions                            16,263,879     212,326,903
                                       ------------  --------------
Total issued                            241,706,026   3,196,536,197
Shares redeemed                         (62,873,994)   (827,228,356)
                                       ------------  --------------
Net increase                            178,832,032  $2,369,307,841
                                       ============  ==============



Class C Shares for the Year                               Dollar
Ended October 31, 1995                       Shares       Amount

Shares sold                               7,879,395  $  102,536,056
Shares issued to shareholders in
reinvestment of dividends and
distributions                                91,498       1,150,744
                                       ------------  --------------
Total issued                              7,970,893     103,686,800
Shares redeemed                          (1,196,074)    (15,541,838)
                                       ------------  --------------
Net increase                              6,774,819  $   88,144,962
                                       ============  ==============



Class C Shares for the Period                             Dollar
October 21, 1994++ to October 31, 1994     Shares         Amount

Shares sold                                 569,603  $    7,333,052
Shares redeemed                                (586)         (7,533)
                                       ------------  --------------
Net increase                                569,017  $    7,325,519
                                       ============  ==============

[FN]
++Commencement of Operations.

Class D Shares for the Year                               Dollar
Ended October 31, 1995                     Shares         Amount

Shares sold                              17,949,936  $  233,765,521
Automatic conversion of shares            2,199,761      29,811,621
Shares issued to shareholders in
reinvestment of dividends and
distributions                               416,394       5,268,928
                                       ------------  --------------
Total issued                             20,566,091     268,846,070
Shares redeemed                          (2,872,272)    (38,032,938)
                                       ------------  --------------
Net increase                             17,693,819  $  230,813,132
                                       ============  ==============



Class D Shares for the Period                             Dollar
October 21, 1994++ to October 31, 1994     Shares         Amount

Shares sold                                 385,289  $    5,017,907
Shares redeemed                              (5,386)        (70,204)
                                       ------------  --------------
Net increase                                379,903  $    4,947,703
                                       ============  ==============

[FN]
++Commencement of Operations.



5. Commitments:
At October 31, 1995, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currency with an approximate value of $7,000,000 and $4,265,000, respectively.

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
 Precious Metal-Related Securities.........................................   2
 Real Estate-Related Securities............................................   3
 Portfolio Strategies Involving Options and Futures........................   4
 Other Investment Policies and Practices...................................   8
Management of the Fund.....................................................  14
 Directors and Officers....................................................  14
 Compensation of Directors.................................................  15
 Management and Advisory Arrangements......................................  16
Purchase of Shares.........................................................  18
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  18
 Reduced Initial Sales Charges.............................................  20
 Employer-Sponsored Retirement or
   Savings Plans and Certain Other
   Arrangements............................................................  23
 Distribution Plans........................................................  23
 Limitations on the Payment of Deferred Sales Charges......................  24
Redemption of Shares.......................................................  25
 Deferred Sales Charges--Class B and Class C Shares........................  25
Portfolio Transactions and Brokerage.......................................  26
Determination of Net Asset Value...........................................  28
Shareholder Services.......................................................  29
 Investment Account........................................................  29
 Automatic Investment Plans................................................  30
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  30
 Systematic Withdrawal Plans--Class A and Class D Shares...................  30
 Exchange Privilege........................................................  31
Dividends, Distributions and Taxes.........................................  44
 Dividends and Distributions...............................................  44
 Taxes.....................................................................  44
Performance Data...........................................................  48
General Information........................................................  50
 Description of Shares.....................................................  50
 Computation of Offering Price Per Share...................................  50
 Independent Auditors......................................................  51
 Custodian.................................................................  51
 Transfer Agent............................................................  51
 Legal Counsel.............................................................  51
 Reports to Shareholders...................................................  51
 Additional Information....................................................  51
 Security Ownership of Certain Beneficial Owners...........................  51
Appendix...................................................................  52
Independent Auditors' Report...............................................  59
Financial Statements.......................................................  60

                                                          Code # 10811-0296



LOGO  MERRILL LYNCH

Merrill Lynch
Global Allocation Fund, Inc.

[ART]

STATEMENT OF
ADDITIONAL
INFORMATION

February 27, 1996

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial Statements

    Contained in Part A:

      Financial Highlights for each of the periods in the seven-year period ended October 31, 1995.

    Contained in Part B:

      Schedule of Investments as of October 31, 1995.

      Statement of Assets and Liabilities, as of October 31, 1995.

      Statement of Operations for the year ended October 31, 1995.

      Statements of Changes in Net Assets for the years ended October 31, 1995 and 1994.

      Financial Highlights for each of the years in the five-year period ended October 31, 1995.

  (b) Exhibits:

     EXHIBIT
     NUMBER
     -------
      1(a)     --Articles of Incorporation of the Registrant, dated June 7, 1988.(c)
       (b)     --Articles of Amendment to Articles of Incorporation of the Registrant,
                dated November 29, 1988.(c)
       (c)     --Articles Supplementary to the Articles of Incorporation of the
                Registrant, dated December 7, 1992.(c)
       (d)     --Articles of Amendment to the Articles of Incorporation of the
                Registrant, dated October 17, 1994.(e)
       (e)     --Articles Supplementary to the Articles of Incorporation of the
                Registrant, dated October 17, 1994.(e)
      2        --By-Laws of the Registrant.(a)
      3        --None.
      4        --Copies of instruments defining the rights of shareholders, including the relevant portions of the Articles of Incorporation, as amended, and By-
                Laws of Registrant.(b)
      5(a)     --Management Agreement between Registrant and Merrill Lynch Asset
                Management, Inc.(a)
       (b)     --Sub-Advisory Agreement between Merrill Lynch Asset Management, Inc. and
                Merrill Lynch Asset Management U.K. Limited.(a)
       (c)     --Supplement to Management Agreement between Registrant and Merrill Lynch
                Asset Management, L.P., dated January 3, 1994.(d)
      6(a)     --Class A Shares Distribution Agreement between Registrant and Merrill
                Lynch Funds Distributor, Inc.(d)
       (b)     --Class B Shares Distribution Agreement between Registrant and Merrill
                Lynch Funds Distributor, Inc.(a)
       (c)     --Letter Agreement between the Registrant and Merrill Lynch Funds
                Distributor, Inc. with respect to the Merrill Lynch Mutual Fund Adviser
                Program.(c)
       (d)     --Class C Shares Distribution Agreement between Registrant and Merrill
                Lynch Funds Distributor, Inc.(d)
       (e)     --Class D Shares Distribution Agreement between Registrant and Merrill
                Lynch Funds Distributor, Inc.(d)
      7        --None.
      8        --Custodian Agreement between Registrant and Brown Brothers Harriman &
                Co.(a)
      9(a)     --Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing
                Agency Agreement between Registrant and Merrill Lynch Financial Data
                Services, Inc.(a)
       (b)     --Form of Agreement relating to use of name between the Registrant and
                Merrill Lynch, Pierce, Fenner & Smith Incorporated.(a)
     10        --None.
     11        --Consent of Deloitte & Touche LLP, independent auditors for the
                Registrant.

     EXHIBIT
     NUMBER
     -------
     12        --None.
     13        --Certificate of Merrill Lynch Asset Management, Inc.(a)
     14        --None.
     15(a)     --Amended and Restated Class B Shares Distribution Plan and Class B Shares
                Distribution Plan Sub-Agreement of the Registrant.(c)
       (b)     --Class C Shares Distribution Plan and Class C Shares Distribution Plan
                Sub-Agreement of the Registrant.(d)
       (c)     --Class D Shares Distribution Plan and Class D Shares Distribution Plan
                Sub-Agreement of the Registrant.(d)
     16(a)     --Schedule for computation of each performance quotation provided in the
                Registration Statement in response to Item 22 relating to Class A shares.(a)
       (b)     --Schedule for computation of each performance quotation provided in the
                Registration Statement in response to Item 22 relating to Class B shares.(a)
       (c)     --Schedule for computation of each performance quotation provided in the
                Registration Statement in response to Item 22 relating to Class C shares.(e)
       (d)     --Schedule for computation of each performance quotation provided in the
                Registration Statement in response to Item 22 relating to Class D shares.(e)
     17(a)     --Financial Data Schedule for Class A Shares.
       (b)     --Financial Data Schedule for Class B Shares.
       (c)     --Financial Data Schedule for Class C Shares.
       (d)     --Financial Data Schedule for Class D Shares.
     18        --Merrill Lynch Select PricingSM System Plan Pursuant to Rule 18f-3.(f)

--------

(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval (EDGAR) phase-in requirements.


(b) Reference is made to Article III (Sections 3 and 4), Article V, Article VI (Sections 2, 3, 5 and 6), Article VII, Article VIII and Article X of the Registrant's Articles of Incorporation as amended and supplemented, filed as Exhibits 1(a), 1(b), 1(c), 1(d) and 1(e) to this Registration Statement on Form N-1A; and Article II, Article III (Sections 1, 3, 5, 6 and 17),
    Article IV (Section 1), Article V (Section 7), Article VI, Article VII,
    Article XII, Article XIII, and Article XIV of the Registrant's By-Laws filed as Exhibit 2 to this Registration Statement on Form N-1A.

(c) Filed on February 24, 1994, as an Exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement under the Securities Act of 1933, on Form N-1A.

(d) Filed on October 18, 1994, as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement under the Securities Act of 1933, on Form N-1A.

(e) Filed on February 27, 1995, as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement under the Securities Act of 1933, on Form N-1A.

(f) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, filed on January 25, 1996.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  The Registrant is not controlled by or under common control with any other person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                   NUMBER OF
                                                                   HOLDERS AT
                        TITLE OF CLASS                          JANUARY 31, 1996
                        --------------                          ----------------
Shares of Class A Common Stock, par value $0.10 per share......     115,703
Shares of Class B Common Stock, par value $0.10 per share......     513,375
Shares of Class C Common Stock, par value $0.10 per share......      18,839
Shares of Class D Common Stock, par value $0.10 per share......      27,513

--------

Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

  Reference is made to Article VI of Registrant's Articles of Incorporation,
Article VI of Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Distribution Agreements.

  Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

  Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

  Insofar as indemnification for liabilities arising under the Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

  (a) Merrill Lynch Asset Management, L.P. ("MLAM" or the "Manager"), acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., and for the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  Fund Asset Management, L.P. ("FAM"), an affiliate of MLAM, acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Senior High Income Portfolio II, Inc., Senior Strategic Income Fund, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, FAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since November 1, 1993 for his or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of substantially all of the investment companies listed in the first two paragraphs of this Item 28 and Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors, trustees or officers of one or more of such companies.

                            POSITION(S) WITH    OTHER SUBSTANTIAL BUSINESS, PROFESSION,
          NAME                THE MANAGER               VOCATION OR EMPLOYMENT
          ----           ---------------------  ---------------------------------------
ML & Co. ............... Limited Partner        Financial Services Holding Company;
                                                 Limited Partner of FAM
Princeton Services...... General Partner        General Partner of FAM
Arthur Zeikel........... President              President of FAM; President and
                                                 Director of Princeton Services;
                                                 Director of MLFD; Executive Vice
                                                 President of ML & Co.
Terry K. Glenn.......... Executive Vice         Executive Vice President of FAM;
                          President              Executive Vice President and Director
                                                 of Princeton Services; President and
                                                 Director of MLFD; Director of MLFDS;
                                                 President of Princeton
                                                 Administrators, L.P.
Vincent R. Giordano..... Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services
Elizabeth Griffin....... Senior Vice President  Senior Vice President of FAM
Norman R. Harvey........ Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services
N. John Hewitt.......... Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services
Philip L. Kirstein...... Senior Vice            Senior Vice President, General Counsel
                          President, General     and Secretary of FAM; Senior Vice
                          Counsel and            President, General Counsel, Director
                          Secretary              and Secretary of Princeton Services;
                                                 Director of MLFD
Ronald M. Kloss......... Senior Vice President  Senior Vice President and Controller
                          and Controller         of FAM; Senior Vice President and
                                                 Controller of Princeton Services
Stephen M.M. Miller..... Senior Vice President  Executive Vice President of Princeton
                                                 Administrators, L.P.
Joseph T. Monagle, Jr... Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services
Richard L. Reller        Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services
Gerald M. Richard....... Senior Vice President  Senior Vice President and Treasurer of
                          and Treasurer          FAM; Senior Vice President and
                                                 Treasurer of Princeton Services; Vice
                                                 President and Treasurer of MLFD
Ronald L. Welburn....... Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services
Anthony Wiseman......... Senior Vice President  Senior Vice President of FAM; Senior
                                                 Vice President of Princeton Services

  (b) Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") acts as sub-adviser for the following registered investment companies: Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch International Equity Fund and Merrill Lynch Short-Term Global Income Fund, Inc. The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

  Set forth below is a list of each executive officer and director of MLAM U.K. indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since November 1, 1993, for his own account or in the capacity of director, officer, partner or trustee. In addition, Messrs. Zeikel, Albert, Glenn, Harvey, Richard and Yardley are officers of one or more of the registered investment companies listed in the first two paragraphs of this Item 28:

                             POSITION WITH      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
  NAME                         MLAM U.K.                VOCATION OR EMPLOYMENT
  ----                   ---------------------  ---------------------------------------
Arthur Zeikel........... Chairman               President of the Manager and FAM;
                                                 President and Director of Princeton
                                                 Services; Director of MLFD; Executive
                                                 Vice President of ML & Co.
Alan J. Albert.......... Senior Managing        Vice President of the Manager
                          Director
Adrian Holmes........... Managing Director      Vice President of the Manager
Norman R. Harvey........ Senior Vice President  Senior Vice President of the Manager
                                                 and FAM; Senior Vice President of
                                                 Princeton Services
Gerald M. Richard....... Senior Vice President  Senior Vice President and Treasurer of
                                                 the Manager and FAM; Senior Vice
                                                 President and Treasurer of Princeton
                                                 Services; Vice President and
                                                 Treasurer of MLFD
Nicholas C. D. Hall..... Director               Counsel of Merrill Lynch Europe PLC
Steven J. Yardley....... Vice President         None
Carol Ann Langham....... Company Secretary      Company Secretary of Merrill Lynch
                                                 Europe PLC
Debra Anne Searle....... Assistant Company      Assistant Company Secretary of Merrill
                          Secretary              Lynch Europe PLC

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant and for each of the open-end investment companies referred to in the first two paragraphs of
Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc., and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Program, Inc., Merril Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Aldrich, Brady, Breen, Crook, Fatseas and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646.

                                   POSITION(S) AND         POSITION(S) AND
                                      OFFICE(S)               OFFICE(S)
NAME                                  WITH MLFD            WITH REGISTRANT
----                               ---------------         ---------------
Terry K. Glenn................. President and Director Executive Vice President
Arthur Zeikel.................. Director               President and Director
Philip L. Kirstein............. Director               None
William E. Aldrich............. Senior Vice President  None
Robert W. Crook................ Senior Vice President  None
Kevin P. Boman................. Vice President         None
Michael J. Brady............... Vice President         None
William M. Breen............... Vice President         None
Sharon Creveling............... Vice President and     None
                                 Assistant Treasurer
Mark A. DeSario................ Vice President         None
James T. Fatseas............... Vice President         None
Michelle T. Lau................ Vice President         None
Debra W. Landsman-Yaros........ Vice President         None
Gerald M. Richard.............. Vice President and     Treasurer
                                 Treasurer
Salvatore Venezia.............. Vice President         None
William Wasel.................. Vice President         None
Robert Harris.................. Secretary              None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.

  (b) Not applicable.

  (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT PURSUANT TO RULE 485(b) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND THE STATE OF NEW JERSEY, ON THE 26TH DAY OF FEBRUARY 1996.

                                          Merrill Lynch Global Allocation
                                           Fund, Inc.
                                                      (Registrant)

                                                  /s/ Terry K. Glenn
                                          By __________________________________

                                              (Terry K. Glenn, Executive Vice
                                                      President)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO REGISTRANT'S REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE(S) INDICATED.

             SIGNATURE                               TITLE                  DATE
             ---------                               -----                  ----
              Arthur Zeikel*
-------------------------------------------
              (Arthur Zeikel)                President and Director
                                              (Principal Executive
                                                    Officer)
            Gerald M. Richard*
-------------------------------------------
            (Gerald M. Richard)               Treasurer (Principal
                                                 Financial and
                                              Accounting Officer)
               Donald Cecil*
-------------------------------------------
              (Donald Cecil)                        Director
             Edward H. Meyer*
-------------------------------------------
             (Edward H. Meyer)                      Director
            Charles C. Reilly*
-------------------------------------------
            (Charles C. Reilly)                     Director
             Richard R. West*
-------------------------------------------
             (Richard R. West)                      Director
            Edward D. Zinbarg*
-------------------------------------------
            (Edward D. Zinbarg)                     Director

*By
       /s/ Terry K. Glenn                                        February 26,
_____________________________________                            1996
  (Terry K. Glenn, Attorney-in-Fact)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER
 -------
  2        --By-Laws of the Registrant.(a)
  5(a)     --Management Agreement between Registrant and Merrill Lynch Asset
            Management, Inc.(a)
   (b)     --Sub-Advisory Agreement between Merrill Lynch Asset Management, Inc. and
            Merrill Lynch Asset Management U.K., Limited.(a)
  6(b)     --Class B Shares Distribution Agreement between Registrant and Merrill
            Lynch Funds Distributor, Inc.(a)
  8        --Custodian Agreement between Registrant and Brown Brothers Harriman &
            Co.(a)
  9(a)     --Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing
            Agency Agreement between Registrant and Merrill Lynch Financial Data
            Services, Inc.(a)
   (b)     --Agreement between Merrill Lynch & Co., Inc. and the Registrant relating to use by Registrant of Merrill Lynch name.(a)
 11(a)     --Consent of Deloitte & Touche LLP, independent auditors for the
            Registrant.
 13        --Certificate of Merrill Lynch Asset Management, Inc.(a)
 16(a)     --Schedule for computation of each performance quotation provided in the
            Registration Statement in response to Item 22 relating to Class A shares.(a)
   (b)     --Schedule for computation of each performance quotation provided in the
            Registration Statement in response to Item 22 relating to Class B shares.(a)
 17(a)     --Financial Data Schedule for Class A Shares.
   (b)     --Financial Data Schedule for Class B Shares.
   (c)     --Financial Data Schedule for Class C Shares.
   (d)     --Financial Data Schedule for Class D Shares.

--------

(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval (EDGAR) phase-in requirements.

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 306 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull